iShares® Trust
Statement of Additional Information
Dated July 1, 2015
(as revised August 4, 2015)
This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following funds of iShares Trust (the “Trust”):
Fund	Ticker	Stock Exchange
iShares 1-3 Year Credit Bond ETF	CSJ	NYSE Arca
iShares 1-3 Year Treasury Bond ETF	SHY	NYSE Arca
iShares 3-7 Year Treasury Bond ETF	IEI	NYSE Arca
iShares 7-10 Year Treasury Bond ETF	IEF	NYSE Arca
iShares 10+ Year Credit Bond ETF	CLY	NYSE Arca
iShares 10-20 Year Treasury Bond ETF	TLH	NYSE Arca
iShares 20+ Year Treasury Bond ETF	TLT	NYSE Arca
iShares Agency Bond ETF	AGZ	NYSE Arca
iShares California AMT-Free Muni Bond ETF	CMF	NYSE Arca
iShares Core 10+ Year USD Bond ETF	ILTB	NYSE Arca
iShares Core U.S. Aggregate Bond ETF	AGG	NYSE Arca
iShares Core U.S. Credit Bond ETF	CRED	NYSE Arca
iShares Government/Credit Bond ETF	GBF	NYSE Arca
iShares iBoxx $ High Yield Corporate Bond ETF	HYG	NYSE Arca
iShares iBoxx $ Investment Grade Corporate Bond ETF	LQD	NYSE Arca
iShares Intermediate Credit Bond ETF	CIU	NYSE Arca
iShares Intermediate Government/Credit Bond ETF	GVI	NYSE Arca
iShares MBS ETF	MBB	NYSE Arca
iShares National AMT-Free Muni Bond ETF	MUB	NYSE Arca
iShares New York AMT-Free Muni Bond ETF	NYF	NYSE Arca
iShares Short-Term National AMT-Free Muni Bond ETF	SUB	NYSE Arca
iShares Short Treasury Bond ETF	SHV	NYSE Arca
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated July 1, 2015, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report and Semi-Annual Report of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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General Description of the Trust and its Funds
The Trust currently consists of more than 255 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•	iShares 1-3 Year Credit Bond ETF
•	iShares 1-3 Year Treasury Bond ETF
•	iShares 3-7 Year Treasury Bond ETF
•	iShares 7-10 Year Treasury Bond ETF
•	iShares 10+ Year Credit Bond ETF
•	iShares 10-20 Year Treasury Bond ETF
•	iShares 20+ Year Treasury Bond ETF
•	iShares Agency Bond ETF
•	iShares California AMT-Free Muni Bond ETF
•	iShares Core 10+ Year USD Bond ETF[1]
•	iShares Core U.S. Aggregate Bond ETF
•	iShares Core U.S. Credit Bond ETF
•	iShares Government/Credit Bond ETF
•	iShares iBoxx $ High Yield Corporate Bond ETF
•	iShares iBoxx $ Investment Grade Corporate Bond ETF
•	iShares Intermediate Credit Bond ETF
•	iShares Intermediate Government/Credit Bond ETF
•	iShares MBS ETF
•	iShares National AMT-Free Muni Bond ETF
•	iShares New York AMT-Free Muni Bond ETF
•	iShares Short-Term National AMT-Free Muni Bond ETF
•	iShares Short Treasury Bond ETF

[1]	On April 15, 2015, the name of the Fund changed from iShares Core Long-Term USD Bond ETF to iShares Core 10+ Year USD Bond ETF.
Each Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the applicable Prospectus for that Fund (each, an “Underlying Index”).
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component (other than the iShares MBS ETF, which generally redeems Creation Units of its shares solely for cash). Creation Units typically are a specified number of shares, generally ranging from 50,000 to 100,000 shares or multiples thereof.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant (as defined in the Portfolio Holdings Information section of the SAI) maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the applicable Listing Exchange and in other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you may incur a brokerage commission determined by that broker as well as other charges.
In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
Each Fund seeks to achieve its objective by investing primarily in both fixed-income securities that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index.

Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Funds do not seek leveraged returns, certain instruments used by the Funds may have a leveraging effect as described below.
Each of the iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF and iShares Short Treasury Bond ETF (the “Treasury Bond Funds”) generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. Each Treasury Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BFA believes will help the Treasury Fund track its Underlying Index. For example, a Treasury Fund may invest in bonds not included in its Underlying Index in order to reflect changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”).
Each of the iShares 1-3 Year Credit Bond ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares Intermediate Credit Bond ETF and iShares Intermediate Government/Credit Bond ETF generally invests at least 90% of its assets in the securities of its Underlying Index. For example, a Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). Each Credit Bond Fund and Government/Credit Bond Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index.
Each of the iShares 10+ Year Credit Bond ETF, iShares Core 10+ Year USD Bond ETF and iShares iBoxx $ High Yield Corporate Bond ETF generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities of the Underlying Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The iShares Agency Bond ETF generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities of the Underlying Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). As of December 31, 2014, approximately 88.37% of the composite market value of the bonds represented in the Underlying Index was in the form of U.S. agency debentures issued by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and the Federal Home Loan Bank System (“FHLB”).
The iShares Core U.S. Aggregate Bond ETF generally seeks to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of BlackRock Cash Funds. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). As of December 31, 2014, approximately 28.44% of the bonds represented in the Underlying Index were U.S. fixed-rate agency mortgage-backed pass-through securities. U.S. fixed-rate agency mortgage-backed pass-through securities are securities issued by entities such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Freddie Mac and Fannie Mae that are backed by pools of mortgages. Most transactions in fixed-rate mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (“to-be-announced (“TBA”) transactions“). The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of BlackRock Cash Funds. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
The iShares iBoxx $ Investment Grade Corporate Bond ETF generally invests at least 90% of its assets in the securities of its Underlying Index and at least 95% of its assets in investment-grade corporate bonds. However, the Fund may at times invest up to 20% of its assets in bonds not included in its relevant Underlying Index but which BFA believes will help the Fund track its Underlying Index and which are either: (i) included in the broader index upon which the Underlying Index is based (i.e., the Markit iBoxx USD Index); or (ii) new issues which BFA believes are entering or about to enter the Underlying Index or the Markit iBoxx USD Index. The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of BlackRock Cash Funds.
The iShares MBS ETF seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). As of December 31, 2014, approximately 100% of the bonds represented in the Underlying Index were U.S. agency mortgage-backed pass-through securities. The Underlying Index is represented by approximately 98.77% fixed-rate mortgages and 1.23% hybrid adjustable rate mortgages (“ARMs”). Most transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement TBA transactions. The Fund may enter into such contracts for fixed-rate pass-through securities on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments, including shares of BlackRock Cash Funds. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
Each of the iShares California AMT-Free Muni Bond ETF, iShares National AMT-Free Muni Bond ETF, iShares New York AMT-Free Muni Bond ETF and iShares Short-Term National AMT-Free Muni Bond ETF (the “Municipal Bond Funds”) generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in municipal bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities of the Underlying Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in municipal bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. For example, each Municipal Bond Fund may invest in municipal bonds not included in its Underlying Index in order to reflect prospective changes in its Underlying Index (such as index reconstitutions, additions and deletions). Each of the iShares California AMT-Free Muni Bond ETF and iShares New York AMT-Free Muni Bond ETF generally holds municipal bond securities issued by its respective state and local municipalities whose interest payments are exempt from U.S. federal and state income tax, the federal alternative minimum tax (“AMT”), and the federal Medicare contribution tax of 3.8% on “net investment income.” Each of the iShares National AMT-Free Muni Bond ETF and iShares Short-Term National AMT-Free Muni Bond ETF will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income tax, the federal AMT, and the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, each Municipal

Bond Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates.
Additionally, under normal circumstances, each of the iShares National AMT-Free Muni Bond ETF and the iShares Short-Term National AMT-Free Muni Bond ETF will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax, including AMT. Additionally, under normal circumstances, the iShares California AMT-Free Muni Bond ETF will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax, including AMT, and California income tax. Additionally, under normal circumstances, the iShares New York AMT-Free Muni Bond ETF will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax, including AMT, and New York income tax. These policies are fundamental policies of iShares National AMT-Free Muni Bond ETF, iShares Short-Term National AMT-Free Muni Bond ETF, iShares California AMT-Free Muni Bond ETF and iShares New York AMT-Free Muni Bond ETF and may not be changed without a vote of a majority of each Fund’s outstanding voting securities, as defined in the 1940 Act.
Asset-Backed and Commercial Mortgage-Backed Securities.   The iShares Core U.S. Aggregate Bond ETF and iShares MBS ETF may invest in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). ABS are securities backed by installment contracts, credit-card receivables or other assets. CMBS are securities backed by commercial real estate properties. Both ABS and CMBS represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of ABS and CMBS varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, the stated maturity of an ABS or CMBS may be shortened, and the security’s total return may be difficult to predict precisely.
Beginning in the second half of 2007 through 2009, the market for ABS and MBS experienced substantially, often dramatically, lower valuations and reduced liquidity. These instruments continue to be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.
Bonds.   Each Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. Under normal market conditions, any borrowing by a Fund will not exceed 10% of the Fund’s net assets; however, each Fund generally does not intend to borrow money.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund must be made from a bank or may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Brady Bonds.  Certain of the Funds may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.
Corporate Bonds.  Each Fund (other than the iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Short Treasury Bond ETF and the Municipal Bond Funds) may invest in investment-grade and/or high yield corporate bonds. High yield corporate bonds may be deemed speculative and more volatile than higher rated securities of similar maturity. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Diversification Status.   The following table sets forth the diversification status of each Fund:
Diversified Funds	Non-Diversified Funds
iShares 1-3 Year Credit Bond ETF	iShares California AMT-Free Muni Bond ETF
iShares 1-3 Year Treasury Bond ETF	iShares New York AMT-Free Muni Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10+ Year Credit Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond ETF
iShares Agency Bond ETF

Diversified Funds	Non-Diversified Funds
iShares Core 10+ Year USD Bond ETF
iShares Core U.S. Aggregate Bond ETF
iShares Core U.S. Credit Bond ETF
iShares Government/Credit Bond ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares Intermediate Credit Bond ETF
iShares Intermediate Government/Credit Bond ETF
iShares MBS ETF
iShares National AMT-Free Muni Bond ETF
iShares Short-Term National AMT-Free Muni Bond ETF
iShares Short Treasury Bond ETF
With respect to 75% of its total assets, a “diversified” fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund’s total assets may be invested in a single issuer or a number of issuers.
A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of certain Funds and may make it less likely that the Funds will meet their respective investment objectives.
Futures, Options on Futures and Securities Options.  Futures contracts and options on futures may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. futures exchange. Each Fund will not use futures or options on futures for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). BFA, with respect to certain Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, in respect of the Funds, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, each Fund will maintain liquid assets in an amount equal to its delivery obligations under the futures contracts.
Securities options may be used by the Fund to obtain access to securities in the Underlying Index or to dispose of securities in the Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by the Underlying Index or otherwise to achieve the Fund’s objective of tracking the Underlying Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Each Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the over-the-counter market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be exercised only on certain dates or on a daily basis. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets in an amount equal to its delivery obligations under the contracts. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund were required to set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
High Yield Securities.  Non-investment grade or “high yield” fixed income or convertible securities, commonly known to investors as “junk bonds” or “high yield bonds,” are debt securities that are rated below investment grade by one or more of the major rating agencies or are unrated securities that Fund management believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities that have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody's Investors Service, Inc. (“Moody's”) or “BB” or lower by Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Ratings Services) or will be unrated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
The major risks of high yield bond investments include the following:
•	High yield bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•	The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.
•	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal, to receive interest payments when senior securities are in default or to receive restructuring benefits paid to holders of more senior classes of debt. Thus, investors in high yield securities frequently have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.
•	High yield bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•	Prices of high yield bonds are subject to extreme fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed income securities.
•	High yield bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. There are fewer dealers in the high yield bond market, and there may be significant differences in the prices quoted for high yield bonds by dealers, and such quotations may not be the actual prices available for a purchase or sale. Because high yield bonds are less liquid, judgment may play a greater role in the prices and values generated for such securities than in the case of securities trading in a more liquid market.
•	The secondary markets for high yield securities generally are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities generally are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. A less liquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value such securities, and judgment plays a more important role in determining such valuations.
•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
•	The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
Illiquid Securities.  Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities may include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. The liquidity of a security relates to the ability to readily dispose of the security and the price to be obtained upon disposition of the security, which may be lower than the price that would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount to comparable, more liquid securities and may impair a Fund’s ability to dispose of securities in a timely fashion at their expected price.
Lending Portfolio Securities.  Each Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BFA, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
Each Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that a Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board” or the “Trustees”).
Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the current securities lending agreement:
(i) Fixed income funds retain 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Under the securities lending program, the Funds are categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds the aggregate securities lending income earned across the Exchange-Traded Fund Complex in calendar year 2013 (the “Hurdle Date”), each applicable fixed income fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Mortgage-Backed Pass-Through Securities.  A significant portion of the Barclays U.S. Aggregate Bond Index and the entire Barclays U.S. MBS Index represents the U.S. agency mortgage-backed pass-through segment of the U.S. investment-grade bond market. Therefore, a substantial portion of each of the iShares Core U.S. Aggregate Bond ETF's and iShares MBS ETF's assets is invested to seek exposure to a representative sample of U.S. agency mortgage-backed pass-through securities included in such indexes. The term “U.S. agency mortgage-backed pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises, such as Ginnie Mae, Fannie Mae or Freddie Mac. In the basic mortgage-backed pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Barclays U.S. Aggregate Bond Index and Barclays U.S. MBS Index representing the mortgage-backed pass-through segment of the U.S. investment-grade bond market, if any, may be comprised of multiple pools of fixed-rate and hybrid ARMs mortgage-backed pass-through securities. A hybrid ARM is a mortgage in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating rate after that period, combining the features of fixed-rate and adjustable-rate mortgage-backed securities.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage-backed securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.
For these and other reasons, the iShares Core U.S. Aggregate Bond ETF and iShares MBS ETF seek to obtain exposure to the fixed-rate portion of the U.S. agency mortgage-backed pass-through securities, which represent a significant portion of their respective Underlying Indexes, in whole or in part through the use of TBA transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage-backed pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in fixed-rate mortgage-backed pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each of the iShares Core U.S. Aggregate Bond ETF and iShares MBS ETF may use TBA transactions in several ways. For example, each Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, each Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage-backed pass-through securities. In addition, each Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage-backed pass-through securities stipulated in the TBA agreement. Neither Fund is required to use TBA transactions to gain exposure to mortgage pools, and each Fund may choose to purchase those interests in any manner believed by BFA to be in the best interest of the Fund. Each Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs, and to pay higher capital gain distributions to shareholders (which may be taxable) than other Funds described in this SAI that do not use TBA rolls.
The iShares Core U.S. Aggregate Bond ETF and iShares MBS ETF intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds advised by BFA. Each Fund will assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to each Fund's own fees and expenses.
Municipal Insurance.  A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.
Municipal security insurance does not insure against market fluctuations or fluctuations in each of the Municipal Bond Funds' share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent, or (iii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or if the market discounts the value of the insurance provided by the insurer, the value of the municipal security would be more, if not entirely, dependent on the rating of the municipal security independent of insurance.
Municipal Securities.  Certain of the Funds may invest in municipal securities, the interest payments of which are subject to U.S. federal income tax. Certain of the Funds invest in securities issued in the U.S. market by U.S. states and territories, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). The Funds may invest in private activity bonds, which are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.
Municipal notes are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, receipt of grants, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on a municipal note may be delayed or the note may not be fully repaid, and the Funds may lose money.
Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Funds since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only out of the assets, if any, that remain after secured creditors are repaid.
Tender option bonds are synthetic floating rate or variable rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment-grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, they also are exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.
Variable rate demand obligations (“VRDOs”) are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index.
Because of the interest rate adjustment formula, VRDOs are not comparable to fixed-rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and its shareholders will have a reduced risk of capital depreciation.
The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly-traded. As a result, municipal securities may be more difficult to value than securities of public corporations.
Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The U.S. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, such as passing of a referendum, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal securities in the same manner.
Options on Futures Contracts.  Each Fund may invest in options on futures contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.
Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund's existing position in the contract.
Privately-Issued Securities.   The iShares Core 10+ Year USD Bond ETF may not invest in private placements, but may invest in certain bonds registered with the SEC or exempt from registration at the time of issuance, or offered pursuant to Rule 144A under the 1933 Act with or without registration rights (“Rule 144A Bonds”). The iShares 1-3 Year Credit Bond ETF, iShares 10+ Year Credit Bond ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares Intermediate Credit Bond ETF and iShares Intermediate Government/Credit Bond ETF (together the “Credit Bond Funds”), iShares iBoxx $ High Yield Corporate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Rule 144A Bonds and Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Rule 144A Bonds and Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.
Ratings.  An investment-grade rating means the security or issuer is rated investment-grade by Moody’s, Standard & Poor's Ratings Services, Fitch, or another credit rating agency designated as a nationally-recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor's Ratings Services and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.
Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor's Ratings Services or Fitch are considered below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody's, Standard & Poor's Ratings Services and Fitch.
Regulation Regarding Derivatives.  The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to the iShares 1-3 Year Credit Bond ETF, iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10+ Year Credit Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Agency Bond ETF, iShares California AMT-Free Muni Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares National AMT-Free Muni Bond ETF, iShares New York AMT-Free Muni Bond ETF, iShares Short-Term National AMT-Free Muni Bond ETF and iShares Short Treasury Bond ETF. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds.
The iShares Core U.S. Aggregate Bond ETF, iShares Intermediate Credit Bond ETF and iShares MBS ETF (the “No-Action Letter Funds”) may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (which for purposes of the no-action letter referenced below may include certain securitized vehicles, mortgage real estate investment trusts and/or investment companies that may invest in CFTC Derivatives), and therefore may be viewed by the CFTC as commodity pools. BFA has no transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the No-Action Letter Funds, has filed a claim with the CFTC for such Funds to rely on this no-action relief. Accordingly, BFA is not subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Funds.
Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, swaps, non-deliverable forwards and certain other derivatives traded in the over-the-counter market will become subject to margin requirements when regulations are finalized which is anticipated to be in the next year or two. Implementation of regulation under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.
As a result of regulatory requirements under the 1940 Act, the Fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of the Fund’s obligations under the applicable derivatives contract. To the extent that derivatives contracts are settled on a physical basis, the Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. On the other hand, in connection with derivatives contracts that are performed on a net basis, the Fund will generally be required to maintain liquid assets, accrued daily, equal only to the accrued excess, if any, of the Fund’s obligations over those of its counterparty under the contract. Accordingly, reliance by the Fund on physically-settled derivatives contracts may adversely impact investors by requiring the Fund to set aside a greater amount of liquid assets than would generally be required if the Fund were relying on cash-settled derivatives contracts.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the Fund’s obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds derived from reverse repurchase agreements may be invested in additional securities.
Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Funds intend from time to time to invest their assets in securities of investment companies, including but not limited to money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by a Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).  The iShares National AMT-Free Muni Bond ETF may invest in shares of other iShares funds that provide substantially similar exposure to the securities in its Underlying Index. BFA will not charge advisory fees on that portion of the iShares National AMT-Free Muni Bond ETF’s assets invested in shares of other iShares funds. The iShares Core U.S. Aggregate Bond ETF may invest in shares of other registered investment companies advised by BFA, or its affiliates that provide substantially similar exposure to the securities in its Underlying Index. BFA will not charge advisory fees on that portion of the iShares Core U.S. Aggregate Bond ETF's assets invested in shares of other registered investment companies advised by BFA, or its affiliates.
Short-Term Instruments and Temporary Investments.   Each Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's, “F-1” by Fitch or “A-1” by Standard & Poor's Ratings Services, or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Sovereign and Quasi-Sovereign Obligations.  Certain of the Funds may invest in sovereign and quasi-sovereign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. Quasi-sovereign debt includes securities issued or guaranteed by an entity affiliated with or backed by a sovereign government. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. Similar to other issuers, changes to financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt to decline. During periods of economic uncertainty, the market prices of sovereign debt obligations may be more volatile than prices of U.S. debt obligations, which may affect a Fund's NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several sovereign issuers have experienced volatility and adverse trends due to concerns about rising government debt levels, including Greece, Ireland, Italy, Portugal and Spain.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts. Quasi-sovereign debt obligations are typically less liquid and less standardized than government debt.
Swap Agreements.  Swap agreements are generally cash-settled contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
The use of interest rate, index and currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
U.S. Government Obligations.  Certain of the Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank (“FHLB”) notes). In the latter case, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S.-Registered Securities of Non-U.S. Issuers.  Each Fund (other than the iShares Agency Bond ETF, Municipal Bond Funds and Treasury Bond Funds) may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. governments, agencies, supranational entities and corporate issuers. The Credit Bond Funds, iShares iBoxx $ High Yield Corporate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Future Developments.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund's investment objective and do not violate any investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in each Fund's Prospectus. An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.
Agency Debt Risk.  Certain of the Funds may invest in unsecured bonds or debentures issued by government agencies. Bonds or debentures issued by government agencies, including Fannie Mae and Freddie Mac, are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government. Ginnie Mae securities are generally backed by the full faith and credit of the U.S. government.
Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. Recent events in the markets for mortgage-backed securities have adversely affected the value of those mortgage-backed securities held and/or issued by these agencies.
Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by certain Funds may “call” or repay the security before its stated maturity, which may result in a Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Cyber Security Risk.  With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds, issuers in which the Funds invest, market makers or Authorized Participants. The Funds and their shareholders could be negatively impacted as a result.
Extension Risk.  During periods of rising interest rates, certain obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to a Fund’s income and potentially in the value of a Fund’s investments.
Issuer Insolvency Risk.  Each Fund’s potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by each Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of each Fund’s exposure to the issuer uncertain.
During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that each Fund will receive any interest payments on the securities of the issuer, each Fund will be subject to significant uncertainty as to whether the reorganization will be completed, and each Fund may bear certain extraordinary expenses to protect and recover its investment. Each Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by each Fund will eventually be satisfied. Even if a plan of reorganization is adopted with respect to the securities of the issuer held by each Fund, there can be no assurance that the securities or other assets received by each Fund in connection with such plan of reorganization will not have a lower value or income potential than may have been anticipated or no value. Each Fund as a creditor may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of each Fund’s securities holdings in the issuer.In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by each Fund could be re-characterized or each Fund may receive different securities or other assets, including equity securities. These types of equity securities may include, for example: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. The value of equity securities received by each Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate.
To the extent that each Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, each Fund may also be subject to additional risks associated with the assets received. One example of assets that each Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. Each Fund may receive such interests in loans to the extent permitted by the Investment Company Act.
Securities or other assets received in a reorganization typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization assets and securities may also be illiquid and difficult to sell or value. If each Fund participates in negotiations with respect to a plan of reorganization with respect to securities of the issuer held by each Fund, each Fund also may be restricted from disposing such securities for a period of time. If each Fund becomes involved in such proceedings, each Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.
Municipal Market Disruption Risk.  The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the U.S. federal income tax exemption for interest on municipal securities are introduced before the U.S. Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a Municipal Bond Fund’s holdings would be affected, and the Trustees would reevaluate the Fund’s investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Municipal Bond Fund.
Operational Risk.  BFA and a Funds' other service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Funds' in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Prepayment Risk.  During periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline in the Fund’s income.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). Each Fund may invest in variable rate demand notes and obligations, and tender option bonds, which may be considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. In order to address such leverage and prevent the Fund from being deemed to have issued senior securities, the Fund will segregate liquid assets equal to its obligations under the derivatives in which it invests throughout the life of the investment.
Risk of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the bond index future and the movement in the relevant Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered bond index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of bonds in which it invest.
Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Debt Securities.  Certain of the Funds may invest in non-U.S. debt securities. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. An investment in a Fund involves risks associated with investing in a portfolio of debt securities traded on foreign exchanges and OTC in the respective countries covered by a Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly-available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets; the risk of war; and different bankruptcy and insolvency regimes which may stay or prevent recovery in the event of an issuer’s default.
The United States and the European Union (the “EU”), along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed economic sanctions, which consist of asset freezes and sectoral sanctions on certain Russian individuals and Russian corporate entities. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities.

The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by the Fund’s investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs.
Also, if an affected security is included in a Fund’s Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase a Fund’s tracking error risk. If the affected securities constitute a significant percentage of the Underlying Index, a Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its Underlying Index.
Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund. In the event of such a freeze of any fund assets, including depositary receipts, a Fund may need to liquidate non-restricted assets in order to satisfy any fund redemption orders. The liquidation of fund assets during this time may also result in a Fund receiving substantially lower prices for its securities.
These sanctions may also lead to changes in a Fund’s Underlying Index. A Fund’s index provider may remove securities from the Underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that a Fund will rebalance its portfolio to bring it in line with the Underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error. These sanctions, the volatility that may result in the trading markets for Russian securities and the possibility that Russia may impose investment or currency controls on investors may cause a fund to invest in, or increase a fund’s investments in, depositary receipts that represent the securities of the Underlying Index. These investments may result in increased transaction costs and increased tracking error.
Repurchase Agreement Risk.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a Fund may lose money.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).
Special Considerations Regarding Investments in California Municipal Securities
Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, developments in municipal bankruptcies and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions.

The following summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information.
Overview
The State, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression. The State labor market conditions have improved significantly since the depths of the recession. As of April 2015, the State’s unemployment rate was 6.5 percent, approximately 1.1 percent higher than the national average of 5.4 percent, but only slightly higher than the State’s 6.1 percent unemployment rate before the recession at the beginning of 2008.
The California economy continues to experience a gradual recovery from the recent recession. California has nonetheless faced serious budgetary problems in the past as a result of previous structural imbalances between State revenues and expenditures. A decline in the State Treasury General Fund (the “General Fund”) revenue, which fell more than 18 percent in fiscal year 2009-10 from the height in fiscal year 2007-08, contributed to multi-billion dollar deficits in prior years. However, with the approval by the voters in November 2012 of a seven-year personal income tax increase and a four-year sales tax increase (collectively known as “Proposition 30”), the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the State’s Legislative Analyst’s Office (the “LAO”) reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance and in November 2013 reported that the State’s budgetary condition was stronger than at any point in the past decade and that the State no longer had a structural imbalance in its budget. See “The State Budget—Constraints on the State Budget—Proposition 30” below.
The adopted State budget for fiscal year 2014-15 (the “2014-15 Budget Act”), which began with a surplus of approximately $2.9 billion at June 30, 2014, was projected to leave a fiscal year-end reserve in the Special Fund for Economic Uncertaintites (the “SFEU”) of approximately $449 million at June 30, 2015. The Governor revised the projected SFEU balance in May 2015 to be higher at approximately $1.4 billion. The projected budget results demonstrate continued improvement in the State’s fiscal condition. If the results are realized, the 2014-15 Budget will represent the third consecutive balanced budget, in stark contrast to the multi-billion dollar deficits preceding this period.
Many local government agencies, however, continue to face budget constraints due to limited taxing powers and a weakened, albeit improving, economy, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions, and have been the principal cause of several well-publicized municipal bankruptcy filings.
Economic Factors
California is by far the most populous state in the nation, almost 50 percent larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The 2014 estimate of the State’s population is 38.5 million, which represents approximately 12 percent of the total United States population.
California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.
California’s unemployment rate increased from 6.1 percent at the start of 2008 to a high of 12.5 percent in the last four months of 2010. The rate has improved thereafter with the State’s unemployment falling to 6.5 percent in March 2015, compared with the United States unemployment rate, which was 5.5 percent in March 2015.
State personal income declined by 2.8 percent in 2009 from the previous year due to the large toll of lost jobs during the recession. This was the State’s first decline in personal income on a year-over-year basis since 1938. However, the State has made substantial gains since 2009. Total state personal income increased from the previous year by approximately 6.6 percent, 5.0 percent and 2.8 percent in 2011, 2012 and 2013, respectively. In 2012, State personal income surpassed pre-recession, 2008 levels. As of April 2015, the State had projected personal income to grow by 4.4 percent in 2014 and 5.3 percent in 2015.

In 2009, taxable sales were down nearly 15 percent from the prior year and down nearly 20 percent from the peak reached in 2007. Still, substantial gains in taxable sales have occurred since 2009. Taxable sales increased from the previous year by approximately 4.3 percent and 9.1 percent in 2010 and 2011, respectively. Taxable sales during 2012 and 2013 further increased approximately 7.2 percent and 5.8 percent from the previous year, respectively, recovering to approximate taxable sales in 2008. The Department of Finance estimated that taxable sales increased approximately 6.0 percent in 2014. As of April 2015, the State had projected taxable sales to grow by 4.6 percent in 2014 and 4.6 percent in 2015.
The Statewide median price for existing single-family homes decreased more than 6 percent from 2010 to 2011, bringing the average median price to approximately $300,000. In December 2014, this number had increased to $428,970, which was an increase of more than 5 percent from a year earlier. Still, this median price is significantly lower than the 2007 annual median price of $560,270.
In calendar years 2010, 2011 and 2012, the State had the third, fourth and sixth highest rate of foreclosure in the United States, respectively, with foreclosure filings at nearly twice the national rate for each such year. However, foreclosure activity in 2013 in California decreased from 2012 by 60 percent, lowering the State’s foreclosure ranking outside of the ten highest in the nation.
Home building permitting, which suffered a long, steady decline from calendar years 2006 through 2009, increased from the prior year approximately 22.9 percent, 5.2 percent and 23.1 percent in 2010, 2011 and 2012, respectively. California issued 83,000 residential building permits in 2013, representing 42.6 percent more than were issued in 2012, but only 39 percent of the 213,000 permits that were issued in 2004. Approximately 86,000 permits were issued in 2014, an increase of 4 percent over 2013.
Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues
Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the more significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.
Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).
Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.
Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.
Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes. For further discussion on Proposition 13, see “Local Governments—Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “—Voter Requirements for Taxes and Fees” below.
Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “—Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.
Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.
In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.
Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amended provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010. Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote were Proposition 26 in place, was repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.
Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.
Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.
The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.
“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.

With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of a recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The Department of Finance estimated in April 2015 that the State was $16.4 billion under the limit in fiscal year 2013-14 and projected the State would be approximately $12.2 billion and $7.2 billion under its limit in fiscal years 2014-15 and 2015-16, respectively.
Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.
Obligations of the State
The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.
Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Since 2006, the voters and/or the State Legislature have authorized a significant amount of new general obligation bonds, lease revenue bonds and other General Fund-supported debt. From July 1, 2006 to January 1, 2015, the State aggregate principal amount of outstanding obligations primarily supported by the General Fund rose from $44.8 billion to approximately $87.8 billion. This outstanding debt consists of approximately $76.7 billion of general obligation bonds and approximately $11.1 billion of lease-revenue bonds. Moreover, as of January 1, 2015, the State had approximately $35.0 billion of authorized and unissued General Fund-supported general obligation bonds ($31.1 billion) and lease revenue bonds ($3.9 billion).
Based upon estimates included in the State’s most recent general obligation bond disclosure, debt service on General Fund-supported general obligation bonds and lease-revenue debt is estimated to equal approximately 5.8 percent of General Fund revenues in fiscal year 2014-15 and 5.6 percent of General Fund revenues in fiscal year 2015-16. This debt service cost is net of reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.”
Future Bond Issuance Plans. As the State had approximately $35.0 billion of authorized but unissued General Fund-supported debt as of January 1, 2015, the issuance of General Fund-supported debt, primarily general obligation bonds, is likely to increase in coming years. Based upon estimates from the Department of Finance, approximately $3.8 billion of such obligations will be issued in calendar year 2015 (compared with $7.9 billion in 2014). However, the exact amount that may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors. See “Bond Ratings” below.
Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. The State issued $5.5 billion of revenue anticipation notes for fiscal year 2013-14 (which have been repaid) and $2.8 billion of revenue anticipation notes for fiscal year 2014-15. It is likely that the issuance of revenue anticipation notes will recur in future fiscal years.
The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature defers various payments due under State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets, in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s. For more information regarding the State’s recent cash management programs, see “Recent Financial Results” below.
Obligations of State Agencies
A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. As of December 31, 2014, the State Department of Water Resources had approximately $8.3 billion of outstanding revenue bonds secured by power and water users, and the California Housing Finance Agency had approximately $3.6 billion of outstanding revenue bonds secured by mortgage loans made for single family and multi-family housing units. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with over $15.3 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of December 31, 2014. None of these revenue bonds are backed by the State’s faith and credit or taxing power.
Recent Financial Results
Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. These sources are expected, under the most recent figures provided in the Governor’s 2015-16 May Revision, to contribute approximately 67.7 percent, 21.3 percent and 8.8 percent, respectively, of total General Fund revenues and transfers in fiscal year 2014-15. The State’s personal income tax structure is highly progressive, with the top 1 percent of taxpayers paying approximately 50.6 percent of the total personal income tax in tax year 2012. The personal income tax was made even more progressive with the passage of Proposition 30, which imposed additional taxes on earnings over $250,000 (retroactive to calendar 2012), resulting in an income tax of 12.3% on earnings over $1 million. A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These revenue sources can be particularly volatile.
Sales and use taxes and corporation taxes are subject to economic fluctuations as well, and have also been adversely affected during the State’s recovery from the recent recession. Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13.
The State is required to maintain the SFEU, derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Due to recurring cash flow shortfalls, the SFEU was in deficit of $3.9 billion, as of June 30, 2011 and $3.6 billion as of June 30, 2012. The 2013-14 Budget Act estimated an SFEU balance of $254 million as of June 30, 2013 and projected an SFEU balance of approximately $1.1 billion as of June 30, 2014. However, the estimated balance in the 2014-15 Budget Act was approximately $2.9 billion as of June 30, 2014, largely due to higher than expected capital gains tax revenue in 2013. The 2014-15 Budget Act projected an SFEU balance of approximately $449 million as of June 30, 2015. The Governor revised such projection to be approximately $1.4 billion in his proposed 2015-16 State budget. See “Governor’s Proposed 2015-16 Budget—General Fund Budget Summary” below.
A sharp drop in revenues and the recurring use of flawed budget assumptions in previous fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations. In order to meet its General Fund obligations, the State resorted to long-term budgetary borrowings. By February 2009, the State was forced to defer certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. In July 2009, the State’s cash resources had dwindled so far that the State Controller began to issue IOUs for certain lower priority obligations. This issuance was only the second time the State has issued IOUs since the 1930s.
In order to address the State’s cash flow emergency in calendar years 2009 and 2010, Governor Schwarzenegger ordered layoffs and unpaid furloughs of State employees.
The State entered fiscal year 2010-11 without a State budget for the 19th time in 25 years, which prompted the State Controller to withhold $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies. Once the 2010-11 Budget Act was enacted, however, the State was able to meet its obligations through short-term borrowings.
The last four budget acts were each enacted timely. Further, with the approval by the voters of Proposition 30 in November 2012, the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the LAO reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance, and further reported in November 2013 that the State’s budgetary condition was stronger at that time than at any point in the past decade and that there is no longer a structural imbalance in the State’s budget. See “The State Budget—Constraints on the State Budget—Proposition 30” below.
Proposition 98 and K-14 Funding
Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly. Such spending included increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program is to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. The 2014-15 Budget Act provides approximately 41 percent of General Fund revenues in fiscal year 2014-15 for K-14 programs covered by the Proposition 98 Guarantee. For fiscal year 2014-15, the Proposition 98 Guarantee is $60.9 billion, of which $44.5 billion is payable from the General Fund. This Proposition 98 Guarantee level is an increase of $5.6 billion over the 2013-14 Budget Act level. This Proposition 98 Guarantee level reflects an increase of more than $4.7 billion in General Fund revenues in fiscal year 2014-15 from the prior fiscal year, and the adjustment of the Proposition 98 Guarantee for revenue and program shifts. The Proposition 98 guarantee includes a portion of revenue from the tax increases reflected in Proposition 30 and Proposition 39. In prior years, the State Legislature has approved deferrals of the Proposition 98 Guarantee to satisfy budget shortfalls. The 2014-15 Budget Act repays approximately $4.7 billion of such deferred Proposition 98 payments to schools and community colleges. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Dedication of General Fund Revenues to Schools” above.
State and Local Pension and Post-Retirement Liabilities
State. The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years. In fiscal year 2014-15, General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $2.7 billion and $1.5 billion, respectively. The combined contributions represent approximately 3.7 percent of all General Fund expenditures for fiscal year 2014-15, expected to rise to 4.3 percent in fiscal year 2015-16. The State also provides other post-employment health care and dental benefits to state to its employees and certain of their spouses and dependants (hereinafter referred to as “OPEB”), which utilize a “pay-as-you-go” funding policy. In fiscal year 2014-15, General Fund contributions to OPEB are estimated to be approximately $1.56 billion or 1.4 percent of the total General Fund expenditures.
The most recent actuarial valuation released by the CalPERS Board showed, as of June 30, 2013, an accrued unfunded liability allocable to state employees (excluding judges and elected officials) of $36.4 billion on an actuarial value of assets (“AVA”) basis and $49.9 billion on a market value of assets (“MVA”) basis. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2013 at $73.7 billion on an AVA basis, and $74.4 billion on an MVA basis. The State’s most recent OPEB actuarial accrued liability report estimated an approximately $64.6 billion unfunded actuarial accrued liability as of June 30, 2013.
The recent economic downturn has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. Prior to 2012, CalPERS and CalSTRS had used an assumed 7.75 percent rate of return to calculate their respective unfunded liabilities. However, at meetings in February 2012 and March 2012, the CalSTRS Board and the CalPERS Board, respectively, voted to lower the investment earnings assumption to 7.50 percent (a reduction of 0.25 percent) commencing for actuarial valuations dated June 30, 2011. These assumption changes resulted in significant increases in unfunded liability. The assumption changes also increased retirement contributions for many local agencies which contract with CalPERS to manage their pension programs.

Recent CalPERS and CalSTRS investment returns have exceeded the assumed rate of return. On July 14, 2014, CalPERS reported an 18.4 percent return on investments for the twelve months ended June 30, 2014, and CalSTRS reported a 18.7 percent return on investments for the same period. There can be no assurance that this type of performance will continue.
In April 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS delayed the implementation of the new policy until fiscal year 2015-16 for the State, schools and all public agencies. These new policies are projected to increase required State and local contributions. It is possible that, in the future, the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, reducing discretionary funds available for other State programs. In February 2014, the Governor urged the CalPERS President to address the increase in life expectancy (2.1 years for men; 1.6 years for women) and to fully phase in the resulting increased costs (of approximately $1.2 billion per year) to CalPERS within 3 years. In April 2014, CalPERS adopted a new annual state contribution rate of $4.3 billion, an increase of more than $450 million. Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.
In June 2014, the Governor signed Chapter 47, Statutes of 2014 (“AB 1469”), which increased statutorily required contributions to CalSTRS from the state, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan includes additional increases in contribution rates for the state, school districts, and teachers over the next several years in order to eliminate the current CalSTRS unfunded liability by 2045-46. The 2014-15 Budget Act includes a plan to fully fund CalSTRS in about 30 years, with $59.1 million in additional General Fund contributions going to CalSTRS in fiscal year 2014-15.
Local. Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, more severe issues relating to unfunded pension and post-retirement benefit liabilities. The credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Cities are particularly at risk because one of their primary missions is safety, and safety personnel labor and retirement benefit costs are significantly greater than labor and retirement costs of general municipal employees. Three cities, Vallejo, Stockton and San Bernardino, entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor cost and unfunded pension and post-retirement liabilities. All three of these cities have agreements with CalPERS to administer their pension obligation, and their respective obligations to CalPERS have proven to be a pivotal reason for their insolvency. Other cities (including other cities that contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. Recently, a federal bankruptcy court has suggested that CalPERS contracts may be subject to adjustment in bankruptcy. Any definitive ruling might encourage other financially-stressed municipalities to explore a Chapter 9 bankruptcy. There can be no assurance that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, particularly if the economic recovery falters.
Pension Reform. Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on the State and local basis. In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local government known as California Public Employees’ Pension Reform Act of 2013 (“PEPRA”), which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. Provisions in the reform legislation affecting the CalSTRS system do not change the State’s statutory contribution rate and did not have a material effect on State contributions in the short term, although a Senate Concurrent Resolution approved by both houses in August 2012 declared legislative intent to adopt measures during the 2013-14 legislative session to address the long-term funding needs of CalSTRS. Accordingly, the legislature passed and the Governor signed AB 1469 in June 2014. See “—Local” above.
The Legislative Analyst’s Office (LAO)’s analysis of PEPRA concluded that the legislation would have little or no immediate effect on State finances. However, in a preliminary actuarial analysis of PEPRA, CalPERS projected total savings to the State of between $10.3 billion and $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. Total savings to the State and local governments combined have been reported at between $40 billion and $60 billion over the next 30 years. Costs for OPEB are not addressed in PEPRA.

There are many other bills (which could impact the General Fund) passed by the State Legislature in the recent legislative session which remain under consideration by the Governor. However, California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief.
The State Budget
Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, enacted on November 2, 2010, must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that, prior to Proposition 25’s enactment, had only been met 12 times in the preceding three decades. Following enactment of Proposition 25, the Legislature has approved and Governor Brown has signed the four consecutive Budget Acts before the start of each such fiscal year.
Constraints on the Budget Process. Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.
Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.
Proposition 58 also established the Budget Stabilization Account (the “BSA”), a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Until the 2014-15 Budget Act, the Governor had suspended the annual transfer of money from the General Fund to the BSA every year since 2007. The 2014-15 Budget Act and the Governor’s 2015-16 May Revision each allocated transfers to the BSA. Funding for the BSA is estimated by the Governor’s 2015-16 May Revision to be $1.6 billion as of June 30, 2015 and $3.5 billion as of June 30, 2016. In November 2014, voters approved a constitutional amendment (“Proposition 2”) intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 8 percent, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5 percent to 10 percent of revenues. Certain provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. See “Revisions to Balanced Budget Amendment” below.
Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.
Revisions to Balanced Budget Amendment. Proposition 2 was approved by voters in November 2014. Certain provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. Beginning with the 2015-16 fiscal year, Proposition 2 will require that, among other things: deposits be made into the BSA whenever capital gains revenues rise to more than 8 percent of General Fund tax revenues; 1.5 percent of annual General Fund revenues be set aside each year; half of each year’s deposit through fiscal year 2030-31 be used for supplemental payments to pay down long-term liabilities, after which at least half of each year’s deposit must be saved, with the remainder used for supplemental debt payments or savings; that the maximum size of the BSA be increased 10 percent of General Fund revenues; withdrawal of funds be only for a disaster or if spending remains at or below the highest level of spending from the prior three years; the maximum amount that could be withdrawn in the first year of a recession be limited to half of the BSA’s balance; the state provide a multiyear budget forecast to help better manage the state’s longer term finances; and a Proposition 98 reserve be created, whereby spikes in funding are to be saved for future years to smooth school spending and minimize future cuts.
State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010” (“Proposition 22”), in November 2010, significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.
Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.
In addition, Proposition 22 prohibits the State Legislature, among other things, from taking or reallocating money raised by local governments for local purposes, from making changes in the allocation of property taxes among local governments designed to aid State finances, from using State fuel tax revenues to pay debt service on State transportation bonds, from borrowing or changing the distribution of State fuel tax revenues, and from using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future.
Proposition 30. On November 6, 2012, voters approved “The Schools and Local Public Safety Protection Act of 2012” (also known as “Proposition 30”), which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. A portion of the tax increases will be used to pay for the State’s Proposition 98 school funding obligations. See “Proposition 98 and K-14 Funding” herein.
Proposition 30 also constitutionally guarantees that 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and excludes this amount for purposes of calculating the Proposition 98 Guarantee. For further information regarding the realignment of services to local governments, see “Local Governments—Realigning Services to Local Governments” below.
The LAO projected that Proposition 30 would result in an average annual State revenue gain of $6.0 billion per year from fiscal years 2012-13 through 2016-17, and approximately $5.4 billion in fiscal 2017-18 and $2.2 billion in fiscal year 2018-19. The Governor projected that if his policies remained in effect and revenues continued to increase as projected, $11.8 billion of approximately $24.9 billion of budgetary borrowings and deferrals incurred prior to 2011 and outstanding as of June 30, 2014 would be repaid in fiscal year 2014-15, with the remainder fully eliminated by the end of fiscal year 2017-18. There can be no assurance that a further deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will allow the State to retire these borrowings as projected by the Governor.
The California Clean Energy Jobs Act. On November 6, 2012, voters approved The California Clean Energy Jobs Act (“Proposition 39”), which, among other things, dedicates up to $550 million annually for five years to clean energy projects out of an expected $1 billion annual increase in corporate tax revenue due to the reversal of a provision adopted in 2009 that gave corporations an option as to how to calculate their State income tax liability. However, there can be no assurance that the State will realize the expected increase in corporate tax revenue.
Governor’s Proposed 2014-15 Budget
Governor’s Proposed 2014-15 Budget and LAO Overview. On January 9, 2015, the Governor proposed a State budget for fiscal year 2015-16 (the “Governor’s Proposed 2015-16 Budget”). The Governor’s Proposed 2015-16 Budget reflects continued improvement in the State’s finances (resulting in significant part from the enhanced revenues from Proposition 30). The

Governor’s Proposed 2015-16 Budget assumes a modest operating surplus at the end of fiscal year 2014-15, and includes the second deposit into the BSA since 2007.
The Governor’s Proposed 2015-16 Budget includes annual funding increases for public higher education, as well as funding to continue implementation of the federal Affordable Care Act that was enacted on March 23, 2011.
In its January 13, 2015 report on the Governor’s Proposed 2015-16 Budget, the Legislative Analyst’s Office (the “LAO”) commented that the Governor’s focus on debt repayment is a prudent one, and that the Governor’s proposal to pay off state government’s retiree health liabilities over the next few decades would, if fully funded, address the last of state government’s large unaddressed liabilities. Nonetheless, the LAO noted that the Governor proposed no funds to pay such retiree health liabilities.
2015-16 May Revision and LAO Overview. On May 14, 2015, Governor Brown released the May Revision (the “2015-16 May Revision”) to the 2015-16 Governor’s Budget, which updated policy proposals, revenue projections and estimated expenditures for fiscal years 2014-15 and 2015-16. The 2015-16 May Revision forecasted General Fund revenues at $3.3 billion higher for fiscal year 2014-15 and $1.6 billion higher for fiscal year 2015-16 than what was projected in the Governor’s Proposed 2015-16 Budget. The 2015-16 May Revision assumes about $0.8 billion more in spending in fiscal year 2014-15. After accounting for these changes and others, the May Revision anticipates that the State would end fiscal year 2015-16 with a $1.1 billion reserve.
General Fund Budget Summary. A summary of the condition of the State’s General Fund, as projected in the 2015-16 May Revision, is set forth below.
2015-16 May Revision
General Fund Condition
(Dollars in Millions)
Proposed for 2015-16
	Actual 2013-14	Adopted 2014-15	Proposed 2015-16	Percent Change from Adopted 2014-15
Prior-year General Fund balance	$ 2,429	$ 3,903	$ 2,359
Revenues and transfers	$ 102,185	$ 105,488	$ 115,033	9.0%
Total resources available	$ 104,614	$ 109,391	$ 117,392
Expenditures	$(100,711)	$(107,987)	$(115,308)	6.8%
Ending General Fund balance	$ 3,903	$ 1,404	$ 2,084
Encumbrances	$ (955)	$ (955)	$ (971)
Reserve(1)	$ 2,943	$ 449	$ 1,113
Budget Stabilization Account	—	$ 1,606	$ 3,460

(1)	Reflects the administration’s projection of the balance in the SFEU.
Future Budgets
The State’s ability to balance its budget going forward may be affected by budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, increased debt service payments, potential adverse decisions in litigation, and deferred obligations to schools and local governments.
Pending Litigation
There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings
As of May 1, 2015, the following ratings for the State’s general obligation bonds have been received from Moody’s, Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”) and Fitch:
Moody’s	S&P	Fitch
Aa3	A+	A+
These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local agencies of the State.
Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
Additional Information
Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.
Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year– in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.
Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.
Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance ().
None of the information on the above websites is incorporated herein by reference.
Local Governments
General. The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County.
Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.
To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be affected. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools.
Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees, as a result of generous retirements benefits granted during prior economic boom times. For more information regarding pension liabilities, see “State and Local Pension and Post-Retirement Liabilities” above. At the same time that local governments are facing rising labor and benefit costs, local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State Constitutional as well as (in some cases) local initiatives. Further, the major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development were adversely impacted by the recent economic recession. As a consequence, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.
Constitutional and Statutory Limitations on Local Government. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. For further information on Proposition 13, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitation on Property Taxes” above.
Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitations on Other Taxes, Fees and Charges” above.
In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.
Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the State-local fiscal relationship.
Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22 supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget—Constraints on the Budget Process—State-Local Fiscal Relations” above.
Realigning Services to Local Governments. Commencing with the 2011-12 Budget Act, the State implemented a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, a total of $6.3 billion in fiscal year 2011-12 was, and ongoing funds for such programs thereafter are required to be, provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKS. Consequently, local governments, particularly counties, have borne an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. The State expects that during fiscal year 2015-16, the State will transfer approximately $6.6 billion in sales tax revenues and $546 million in vehicle license fee revenue to local governments under the realignment plan.
Obligations of Other Issuers
Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.
California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. In recent bankruptcy proceedings involving the City of Stockton, the confirmed plan of adjustment included the discharge of lease obligations at significant discounts from their face value. Although the Federal bankruptcy judge stated that the obligations to CalPERS could be adjusted in federal bankruptcy proceedings, the plan of adjustment was confirmed without reducing such obligations to CalPERS. The plan is being appealed by at least one institutional bondholder, who has alleged, among other things, that the plan unfairly discriminates against debt creditors and does not attempt to reduce pension obligations owed to the CalPERS system (for the benefit of the City-employees).
Tax Increment and the Dissolution of Redevelopment Agencies. Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.
In late-December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that would eliminate redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.
The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. In addition, the passage of “clean-up” legislation has clarified many outstanding issues relating to the implementation of the legislation, and in particular the mechanics of assuring the payment of outstanding tax allocation obligations. Consequently, tax allocation bonds and other obligations continue to be paid in accordance with their terms, although some of these bonds continue to experience financial stress due to the decline in tax increment revenues as a result of the continuing mortgage crisis. In addition, the clean-up legislation has enabled many jurisdictions to refinance outstanding tax increment bonds.
Many jurisdictions (largely cities) with redevelopment agencies subsidized their general fund operations through the use of tax increment revenues. Consequently, the dissolution of redevelopment agencies and the reallocation of tax increment revenue to other taxing entities has resulted in additional fiscal stress for many of these local jurisdictions. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local taxing entities may provide some relief to the State as well as the local taxing entities.
Other Considerations. The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “Obligations of Other Issuers—Other Issuers of California Debt Obligations” above.
Other Factors
Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Health Care Reform. The federal Affordable Care Act (the “ACA”) has resulted in a significant net increase in General Fund program costs in fiscal year 2013-14 and subsequent fiscal years. The net impact of the ACA on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums and savings resulting from the ACA as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange. The Governor’s Proposed 2015-16 Budget includes $573.3 million from the General Fund in fiscal year 2015-16 for the costs of expanded eligibility under health care reform. The 2013-14 State Budget implemented the ACA’s optional expansion to include adults up to 138 percent of the federal poverty level. Under the ACA, the federal government has promised initially to pay for 100 percent of the cost of benefits for newly eligible individuals served under this optional expansion; federal funding will gradually decrease to 90 percent by 2020. Other costs will be shared 50-50, with the State’s estimated share of these other costs being approximately $1.7 billion ($766 million from the General Fund) for fiscal year 2014-15. In December 2014, the State indicated in disclosure in an official statement that health care reform has resulted in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The full extent of the impact will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and expected savings from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange.
Special Considerations Regarding Investments in New York Municipal Securities
The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) and New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the City and State. The summary does not reflect recent developments since the dates of such budget documents and offering statements. Neither the Fund nor its legal counsel has independently verified this information.
The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the iShares New York AMT-Free Muni Bond ETF invests.
New York State
The New York Economy. New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.
Manufacturing employment continues to decline as a share of total State employment, as in most other states, and as a result New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under the North American Industry Classification System, the trade, transportation, and utilities supersector accounts for the second largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for less proportional employment and wages for the State than for the nation as a whole. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for half of all nonagricultural jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation as a whole. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities.
Federal, State, and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of about 40 percent of total State and local government employment.

Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2004, but the gap between them closed by the middle of 2006, with the State rate falling below that of the nation for much of the 2009-2011 recession, and remaining below that of the nation through the end of 2011. The State unemployment rate rose above the national rate again in early 2012, where it remains.
State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially over time. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.
The State's private sector labor market has continued to outperform expectations, with estimated growth for the 2014 calendar year incorporating upward revisions to employment in real estate services and construction; transportation and warehousing; financial services; professional and business services; and health care. Growth also remains strong in the tourism-related leisure and hospitality industries. Strong private sector growth of 2.2 percent is now estimated for 2014, with growth expected to decelerate to 1.6 percent in 2015 as the State's labor market expansion matures. The long-term decline in government employment also came to an end in the second half of 2014. As a result, total employment growth for 2014 is projected to be 1.8 percent, while the projected growth for 2015 is 1.4 percent.
Stronger than anticipated job growth for 2014 has resulted in upwardly revised wage growth of 6.3 percent. However, preliminary information suggests that fourth-quarter earnings and revenues for the finance sector are likely to have weighed heavily on bonus payouts for the 2014-15 bonus season. The Division of the Budget (the “DOB”) has reduced estimated finance and insurance sector bonus growth to only 0.7 percent on a 2015 State fiscal year basis. Lower bonus payouts have resulted in downward revisions to both total wages and personal income as well. In contrast, large volumes of Initial Public Offering (“IPO”) and merger and acquisition activity, along with strong real estate market growth, are estimated to have helped to propel growth in capital gains realizations well above 20 percent for the 2014 tax year.
The performance of the State’s private-sector labor market continues to surprise on the upside, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. Under regulatory and other pressures, the pattern of Wall Street bonus payouts has changed dramatically since the 2008-09 financial crisis, with payments now more widely dispersed across the year. In addition, taxable payouts can represent both current-year awards and deferred payments from prior year awards. Finally, the deferral ratio has also proven to be unstable. As a result, the uncertainty surrounding bonus projections continues to mount. Recent events also have demonstrated how sensitive financial markets can be to shifting expectations surrounding Federal Reserve policy. As the central bank moves closer to its first rate hike since June 2006, the resulting financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than we expect, both bonuses and taxable capital gains realizations could be negatively affected.
Annual Information Statement. The Annual Information Statement (the “AIS”), dated June 1, 2015, reflects the State’s Enacted Budget Financial Plan (the “Financial Plan” or “Enacted Budget”) FY 2016 and set forth the State’s official Financial Plan projections for Fiscal Year (“FY”) 2016 through Fiscal Year 2019. The State updates the Annual Information Statement quarterly.
In FY 2015, the State received a windfall from monetary settlements with financial institutions. The one-time payments had a dramatic effect on the State's cash position. When the budget for FY 2015 was enacted, DOB estimated the State would end the fiscal year with a General Fund cash balance of approximately $2.1 billion. Largely as a result of the monetary settlement payments, the General Fund ended the year with a balance of $7.3 billion, approximately $5.2 billion above the initial estimate. Unless otherwise noted, the discussion of operating results for FY 2015 excludes the impact of the monetary settlement payments.

General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, totaled $58.6 billion, $210 million higher than projected in the Executive Budget. This was due to stronger gross bank tax and corporate franchise tax receipts, and lower Personal Income Tax (“PIT”)-related debt service transfers. Miscellaneous receipts and non-tax transfers, excluding the amounts related to monetary settlements, totaled $4.6 billion, or $270 million lower than expected. Licenses, fee revenues, and transfers from other funds fell below planned levels.
General Fund disbursements, including transfers to other funds, totaled $62.9 billion, a decrease of $325 million from the Executive Budget estimate. Spending was lower than planned across a range of programs and activities for local assistance ($394 million), agency operations ($186 million), and transfers to support mental hygiene costs and various other programs ($127 million). This lower spending was partly offset by higher transfers for capital projects ($376 million), due to the timing of bond reimbursements for first-instance capital spending from the General Fund.
General Fund operating results, excluding the impact of monetary settlement payments, were $265 million better than expected, compared to the Executive Budget estimate. The entire amount is expected to be used in FY 2016 to cover costs across a range of agencies and programs that were originally budgeted in FY 2015 but are now expected to occur in FY 2016, and to provide funding for new costs associated with the FY 2016 Enacted Budget agreement.
The State deposited approximately $315 million to the State's rainy day reserves at the close of FY 2015, the maximum amount allowable under the deposit calculations set forth in law, bringing the balance in the rainy day reserves to $1.8 billion, or 2.9 percent of FY 2015 General Fund spending.
Monetary settlement receipts in FY 2015 were $733 million lower than expected due to the delayed receipt of $1.3 billion in settlement payments from BNP Paribas, partly offset by the receipt of $610 million from Commerzbank related to violations of New York State banking law and regulations.
The State ended FY 2015 with a General Fund balance of $7.3 billion, which was $468 million below the estimate in the Executive Budget Financial Plan. This was derived primarily from the net change in monetary settlement payments ($733 million), partly offset by available resources due to operating variances ($265 million).
The $7.3 billion year-end balance includes $4.7 billion from monetary settlement payments that the State plans to use to fund one-time initiatives; $1.8 billion in the State’s rainy day funds; $500 million set aside for future debt management actions, including debt reduction; $74 million in the Community Projects Fund; $21 million in the Contingency Reserve Fund; $50 million set aside to cover the costs of potential retroactive labor settlements; and $190 million in excess resources that will be used in FY 2016 for operations, including certain transactions that did not occur in FY 2015 as expected.
DOB estimates that the FY 2016 Enacted Budget provides for balanced operations in the General Fund, as required by law.
General Fund receipts, including transfers from other funds, are expected to total $68.3 billion in FY 2016, an annual increase of $364 million (0.5 percent). Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, are expected to total $62.6 billion in FY 2016, an increase of nearly $4 billion (6.8 percent).
General Fund PIT receipts, including transfers after payment of debt service on State PIT Revenue Bonds, are expected to increase by $4 billion from FY 2015. This primarily reflects increases in withholding payments attributable to the 2015 tax year and extension payments attributable to the 2014 tax year.
General Fund user tax receipts, including transfers after payment of debt service on Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, are estimated to total $12.6 billion in FY 2016, an increase of $360 million (2.9 percent) from FY 2015, reflecting projected consumer spending increases across a broad range of consumption categories, offset by declines in cigarette consumption.
General Fund business tax receipts are estimated at $5.9 billion in FY 2016, a decrease of $368 million (-5.9 percent) from FY 2015 results. The estimate reflects a decline in corporate franchise tax receipts resulting from the first year of corporate tax reform, partly offset by growth in the corporation and utilities, and insurance taxes.
Other tax receipts in the General Fund are expected to total nearly $2 billion in FY 2016, a decrease of $9 million (-0.5 percent) from FY 2015. The estimate reflects a decline in expected estate tax receipts, the result of 2014 legislation that increased the estate tax filing threshold, partially offset by an increase in real estate transfer tax receipts.

General Fund miscellaneous receipts are estimated at nearly $4.4 billion in FY 2016, an annual decrease of over $4 billion. The decrease largely reflects the large amount of monetary settlements received in FY 2015, and the multi-year release of State Insurance Fund (“SIF”) reserves as a result of Workers’ Compensation law changes. The amount of SIF reserves released is expected to decline from $1 billion in FY 2015 to $250 million in FY 2016, consistent with the terms of the enacted legislation.
Non-tax transfers to the General Fund are expected to total $1.3 billion, an increase of $433 million. As with miscellaneous receipts, the annual change in non-tax transfers is affected, in part, by the monetary settlements. Under State forfeiture laws, approximately $298 million of the BNP Paribas monetary settlement is expected to be deposited temporarily in a State Special Revenue Fund in FY 2016. DOB expects to transfer approximately $293 million of these funds to the General Fund by the close of FY 2016, leaving $5 million to expand services delivered by the Office of Alcoholism and Substance Abuse Services (“OASAS”).
General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors.
General Fund disbursements, including transfers to other funds, are expected to total $72.1 billion in FY 2016, an increase of $9.2 billion (14.7 percent) from FY 2015 spending levels. The increase includes one-time extraordinary transfers of $4.55 billion in monetary settlement receipts from the General Fund to the Dedicated Infrastructure Investment Fund (“DIIF”), and $850 million to finance the FY 2016 cost of a multi-year settlement agreement for the resolution of the Federal Office for People with Developmental Disabilities (“OPWDD”) Disallowance.
Local assistance grants are expected to total $44.4 billion, an annual increase of $2.8 billion (6.6 percent), including $1.7 billion for School Aid and roughly $550 million for Medicaid. Other local assistance increases include, among other things, payments for a range of social services, public health, and general purpose aid programs, as well as accounting reclassifications that have the effect of moving spending between financial plan categories, mainly for Medicaid payments to State-operated facilities.
State operations disbursements in the General Fund are expected to total $8.3 billion in FY 2016, an annual increase of $599 million (7.8 percent). An additional (27th) payroll, by agencies that provide institutional services, that occurs in FY 2016 adds $167 million in one-time costs. Other spending increases include $145 million for the Department of Health (“DOH”) to operate the New York State of Health Exchange, continue the transition of administrative functions from local service districts to the State, and operate the new Basic Health Plan (“BHP”); $48 million for the Department of Corrections and Community Supervision, mainly for inmate medical expenses; and $36 million for the operations of the Judiciary. In addition, Information Technology (“IT”) services that have been consolidated in the General Fund from non-General Fund accounts results in increased General Fund spending ($86 million).
General State Charges are expected to total $5.2 billion in FY 2016, an annual increase of $196 million (3.9 percent) from FY 2015. Health insurance costs are projected to increase $132 million or 4 percent. The State's annual pension payment is expected to increase by $89 million, mainly due to repayment of amounts amortized in prior years. The State expects to continue to amortize pension costs in excess of the amortization thresholds established in law. In FY 2016, costs in excess of 14.5 percent of payroll for the Employees’ Retirement System (“ERS”) and 22.5 percent for the Police and Fire Retirement System (“PFRS”) are expected to be amortized.
General Fund transfers to other funds are expected to total $14.3 billion in FY 2016, an increase of $5.7 billion from FY 2015. The annual change is mainly attributable to the Capital Projects transfer in support of DIIF ($4.6 billion). In addition, $850 million from monetary settlements will be used to pay the FY 2016 cost for resolution of the Federal OPWDD Disallowance. These increases are partly offset by the substantial prepayment in FY 2015 of debt service amounts due in FY 2016.
General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year.
DOB projects that the State will end FY 2016 with a General Fund cash balance of $3.5 billion, a decrease of $3.8 billion from the FY 2015 closing balance. The decline mainly reflects the planned transfers of monetary settlement funds to the DIIF ($4.6 billion) and the funding of the OPWDD Federal disallowance ($850 million), partly offset by unbudgeted monetary settlements. In addition, the reduction in balance includes the use of resources from FY 2015 ($190 million).

Balances in the State’s principal “rainy day” reserves, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, are expected to remain unchanged in FY 2016.
The Enacted Budget maintains a reserve of $500 million for debt management purposes in FY 2016, unchanged from the level held at the end of FY 2015. DOB will make a decision on the use of these funds based on market conditions, Financial Plan needs, and other factors.
The Financial Plan continues to set aside money in the General Fund balance to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for prior contract periods. The amount identified is calculated based on the “pattern” settlement for FY 2008 through FY 2011 that was agreed to by the State’s largest unions. The amount set aside is expected to be reduced as labor agreements for prior periods are reached with unsettled unions.
Spending Changes
Agency Operations
Operating costs for State agencies include salaries, wages, fringe benefits, and non-personal service costs (e.g., supplies, utilities). These costs have significantly declined over the past several years through ongoing State agency redesign and cost-control efforts. Reductions from the mid-year “current services” projections for agency operations contribute $141 million to the General Fund gap-closing plan. Specifically:
•	Executive Agencies: The Enacted Budget Financial Plan generally holds personal service and non-personal service spending flat. Agencies are expected to continue to use less costly forms of service deliveries, improve administrative practices, and pursue statewide solutions, particularly at mental hygiene State-operated facilities.
•	Fringe Benefits/Fixed Costs: Estimates for the State’s pension costs have been revised downward to reflect the interest savings from paying the FY 2016 pension bill by the end of July 2015, rather than on the due date of March 1, 2016. The State’s health insurance costs have been revised to reflect lower than projected rate renewals, and a planned audit to identify and remove ineligible dependents from the New York State Health Insurance Program (“NYSHIP”). In addition, State Workers’ Compensation costs have been adjusted to reflect lower medical inflation rates and slower growth in average weekly wages.
•	University Systems: Spending for the State University of New York (“SUNY”) is projected to decline, mainly due to the closure of the Long Island College Hospital. Over the Financial Plan period, spending in the university systems is expected to grow, on average, by roughly 2 percent annually.
•	Independent Officials: Spending for the Legislature, the Department of Audit and Control, and the Department of Law is projected to remain essentially flat through FY 2019. Judiciary spending is projected to increase by 1.7 percent in FY 2016, driven primarily by the authorization in the FY 2015 Enacted Budget for additional Family Court Justices, statutory salary increases for non-judicial employees represented by the Civil Service Employees Association (“CSEA”), and increased funding for civil legal services.
Local Assistance
Local assistance spending includes financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals.1 Reductions from the current-services projections for local assistance spending are expected to generate $1.2 billion in General Fund savings. Expected savings from targeted actions and continuation of prior-year cost containment actions include:

[1]	Local assistance includes payments for School Aid, School Tax Relief (“STAR”), Medicaid, public assistance, child welfare, local government assistance and a range of other purposes.
•	Education: The Executive Budget proposed a 4.8 percent ($1.1 billion) increase in School Aid for the 2015-16 school year, which was offset by downward revisions to spending based on revised school district data as of November 2014, and revised estimates of costs associated with the preschool special education program and the summer school special education program. In the Enacted Budget, the Executive and Legislature agreed to additional School Aid for the 2015-16 school year for a total increase of $1.4 billion (6.1 percent). In addition, the Enacted Budget includes funding for Persistently Failing Schools Transformation Grants to help turn around schools identified as having persistently low student achievement.
•	STAR: The Enacted Budget aligns the New York City benefit with the STAR exemption program provided to the rest of the State by restricting the New York City PIT rate reduction to residents with incomes lower than $500,000. In addition to these proposed savings, current STAR spending estimates have been reduced to reflect a decline in the estimated number of STAR exemption recipients.
•	Mental Hygiene: The reduction in projected Mental Hygiene spending primarily stems from an acceleration of payments — into FY 2015 — associated with the State’s transition to Medicaid Managed Care, and prepayments for Voluntary Operated Intermediate Care Facilities and Day Habilitation services. It also reflects the use of Balancing Incentive Program resources, authorized through the Affordable Care Act (“ACA”), to support a number of new spending investments over a multi-year period. Additionally, the reduction shows slower than expected FY 2016 growth in OPWDD and the Office of Mental Health. Growth in the level of Medicaid-eligible costs also generates a projected reduction in Mental Hygiene spending. State Budget actions also reduce Mental Hygiene spending, reflecting efforts to “rightsize” State institutions, primarily in OPWDD, and to transition individuals with developmental disabilities to less costly, community-based settings.
•	Medicaid: The Enacted Budget Financial Plan includes $200 million in annual State-share Medicaid savings beginning in FY 2016, a portion of which is achieved by funding certain OPWDD-related Medicaid costs under the Medicaid Global Cap. To accommodate these additional costs, DOH will use $815 million in additional State-funded Medicaid savings which are expected to accrue to the Global Cap in FY 2016 from accelerating the enrollment in BHP of legally residing immigrants currently receiving State-only Medicaid. Under BHP, the cost of insurance premiums for such individuals, and other individuals meeting certain income eligibility standards, will be supplemented by both State and Federal funds. BHP resources will also be used by DOH to offset fiscal constraints on the Global Cap, and to implement initiatives consistent with the goals of the Medicaid Redesign Team (“MRT”).
•	In addition, downward revisions to certain public health programs financed by the State’s Health Care Reform Act (“HCRA”) result in surplus resources available to support additional General Fund Medicaid spending.
•	Social Services/Housing: Lower spending is expected in several programs, including Supplemental Security Income, Foster Care, Child Care, Adoption, Close to Home, and Special Education. In addition, General Fund savings are achieved by funding certain housing programs from the Mortgage Insurance Fund. These savings are partially offset by increased spending in Child Welfare and Adult Protective/Domestic Violence.
•	Higher Education: Estimated spending has been lowered across several areas, including fringe benefit costs, community college base aid, Tuition Assistance Program and scholarship programs.
•	All Other: Lower General Fund spending is expected for local government grant awards, public safety, economic development, and health care programs.
Capital Projects/Debt Management
•	Savings are expected to be achieved through continuing the use of competitive sales, refunding of higher-cost debt as market conditions permit, and efficiencies from the consolidation of bond sales. In addition, projections reflect the impact of revised capital spending estimates and future bonding assumptions.
Initiatives/Investments
•	The Enacted Budget includes significant spending additions for education, human services, and health care. During negotiations, the Executive and Legislature agreed to approximately $625 million in distinct new spending additions to the FY 2016 Executive Budget.
Resource Changes
•	Tax Receipts: The estimate for annual tax receipts has been revised upward across all major tax categories to reflect results to date.
•	Tax Extenders/Tax Credits: The Enacted Budget includes various tax extenders and an expansion of existing tax credits, the largest of which include:
•	Create the Urban Youth Jobs Program. Doubles the annual allocation to $20 million for program years 2015 through 2017. This program builds and expands upon the success of the Youth Works Tax Credit Program, which provided a credit to employers who hire unemployed, at risk youth.

•	Extend the Limitation on Charitable Contribution Deductions for High Income New York State and New York City Personal Income Taxpayers for Two Years. The limitation on charitable contribution deductions for New York State and New York City taxpayers with adjusted gross income over $10 million is extended. The charitable contribution deduction limitation of 25 percent allowed under State Tax Law would have otherwise expired at the end of tax year 2015. The limitation has had no noticeable impact on charitable giving.
•	Extend Warrantless Wage Garnishment for Two Years. The authorization for The Department of Taxation and Finance (“DTF”) to garnish wages of delinquent taxpayers without filing a warrant with the Department of State or County Clerks is extended. The current program, now set to expire on April 1, 2017, has been successful in eliminating the unfunded mandate on counties to receive warrants from DTF. The program has also proven to be taxpayer friendly, since warrants appear on an individual's credit report for seven years, even if the delinquency has been resolved.

•	Resolution of Federal OPWDD Disallowance: On March 20, 2015, the State and the Centers for Medicare and Medicaid Services (“CMS”) signed an agreement that resolves a pending disallowance for FY 2011, and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State will adjust the Federal/State share of future Medicaid costs to reimburse the Federal government $850 million in April 2015, and $100 million annually for each of the next 11 years beginning in FY 2017. The State will use $850 million in monetary settlement payments previously set aside for financial risks, to finance the FY 2016 cost of the Federal disallowance settlement.
•	Other Resources Changes: Other resources largely reflects the substantial prepayment in FY 2015 of debt service amounts due in FY 2016. In addition, the timing of certain transfers and other transactions at the end of FY 2015 had the effect of making additional resources available for FY 2016.
Negotiated and Other Changes to Executive Budget
As further described below, the Executive and Legislature, working from the Executive proposal, restored and added spending, amended tax laws and agreed on certain additional costs to be financed with additional available resources.
During negotiations, the Executive and Legislature agreed to $625 million in General Fund spending additions to the FY 2016 Executive Budget proposal. These include restorations, which are costs from the rejection of certain savings proposals contained in the Executive Budget. The additions were based on target amounts for individual budget conference committees, and as negotiated among the committees. The most significant addition was for School Aid. The Executive and Legislature also reached agreement on the reprogramming of certain spending initiatives proposed in the Executive Budget.
Negotiations on tax law changes resulted in a number of changes from the Executive proposal, including the elimination of the Executive-proposed property tax credit which, if fully phased in, would have provided $1.7 billion in tax relief. In addition, the Enacted Budget excludes the proposed establishment of an education investment tax credit and a reduction to corporate income taxes for small businesses.
The Enacted Budget includes additional costs in the Financial Plan associated with budget negotiations, as well as other costs that have materialized since the Executive Budget was proposed. Additional costs negotiated as part of the Enacted Budget include legislative rejection of proposed changes to the financing of the State’s STAR program and the proposed health exchange user fee. The Enacted Budget includes new costs to address persistently failing schools, which will be required to have a State-approved improvement plan in place with student achievement metrics and goals; additional snow and ice costs; and the settlement agreement between the State and CMS concerning existing and potential CMS audit disallowances for State-operated payment rates for services prior to FY 2014.
Other resources have been identified to finance the restorations and additions, and to provide for a balanced budget in FY 2016. These include reestimates to disbursements and receipts based on operating results for FY 2015, resources made available by the substantial prepayment of debt service expenses in FY 2015 of amounts due during FY 2016, and other prepayments and management actions.
Monetary Settlements
The Department of Financial Services (“DFS”), Department of Law, and the Manhattan District Attorney’s Office have reached financial settlements with a number of banks and other associated entities for violations of New York banking laws, and with a number of insurance companies and other associated entities for violations of New York insurance laws. The State has received a total of $7 billion from monetary settlements in FY 2015 and FY 2016 including two settlements, valued at approximately $1.3 billion, that were not part of budget negotiations. The Enacted Budget for FY 2016 earmarks $5.4 billion for one-time purposes, including $4.6 billion for capital projects to support economic development and infrastructure investments and $850 million for a Federal disallowance settlement. In addition, the General Fund included $275 million in FY 2015 and $250 million in FY 2016 for operating purposes. The Financial Plan assumes monetary settlements in the amount of $100 million in each of FY 2017 and FY 2018. Note that the Financial Plan does not reflect the May 2015 consent order between DFS and Barclays Bank PLC, and Barclays Bank PLC, New York Branch (collectively, “Barclays”). In May 2015, Barclays paid a $485 million civil monetary penalty to the State pursuant to that consent order.
List of Settlements
The following settlements were received, or are expected to be received by the State.
•	BNP Paribas, S.A. New York Branch (“BNPP”) paid the State nearly $3.6 billion pursuant to (i) a June 29, 2014 consent order between DFS and BNPP and (ii) a June 30, 2014 plea agreement between BNPP and the New York County District Attorney in connection with conduct by BNPP which violated U.S. national security and foreign policy and raised serious safety and soundness concerns for regulators, including the obstruction of governmental administration, failure to report crimes and misconduct, offering false instruments for filing, and falsifying business records.
•	Credit Suisse AG paid $715 million as a civil monetary penalty to the State pursuant to a May 18, 2014 consent order between DFS and Credit Suisse AG. This stemmed from Credit Suisse AG’s decades-long operation of an illegal cross-border banking business whereby Credit Suisse AG knowingly and willfully aided thousands of U.S. clients in opening and maintaining undeclared accounts and concealing their offshore assets and income from the Internal Revenue Service and New York authorities.
•	Commerzbank AG New York Branch and Commerzbank AG (collectively “Commerzbank”) paid a $610 million civil monetary penalty in accordance with a March 12, 2015 consent order between Commerzbank and the New York State DFS for violations of New York State Banking Law and regulations in connection with transactions on behalf of Iran, Sudan, and a Japanese corporation that engaged in accounting fraud. The State also received an additional $81.7 million in penalties and forfeiture from Commerzbank AG in accordance with a Deferred Prosecution Agreement entered into by Commerzbank AG with the Manhattan District Attorney’s Office and the United States Department of Justice, for moving more than $250 million through the U.S. financial system primarily on behalf of Iranian and Sudanese customers in violation of U.S. sanctions by concealing the illegal nature of these transactions and deceiving U.S. banks into processing illegal wire payments.
•	Deutsche Bank AG and Deutsche Bank AG, New York Branch (collectively “Deutsche Bank”) paid a civil monetary penalty to the State in the amount of $600 million in accordance with an April 23, 2015 consent order between Deutsche Bank and the New York State DFS for violations of New York State Banking Law and regulations in connection with the manipulation of benchmark interest rates, including the London Interbank Offered Rate, the Euro Interbank Offered Rate and Euroyen Tokyo Interbank Offered Rate.
•	The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) paid a $315 million civil monetary penalty pursuant to a November 18, 2014 consent order between DFS and BTMU. The consent order pertains to actions taken by BTMU which wrongfully misled DFS in connection with its understanding of BTMU’s U.S. dollar clearing services on behalf of sanctioned Sudanese, Iranian, and Burmese parties, the transactions of which were settled through the New York Branch and other New York financial institutions. BTMU had previously paid to the State a $250 million civil monetary penalty pursuant to a previous June 19, 2013 consent order between DFS and BTMU related to BTMU unlawfully clearing through the New York Branch and other New York-based financial institutions an estimated 28,000 U.S. dollar payments, valued at approximately $100 billion, on behalf of certain sanctioned parties.
•	Bank of America (“BofA”) paid $300 million to the State pursuant to an August 18, 2014 settlement agreement to remediate harms related to BofA’s violations of State law in connection with the packaging, origination, marketing, sale, structuring, arrangement, and issuance of residential mortgage-backed securities and collateralized debt obligations. The settlement agreement is the result of investigations by Federal and State entities into BofA Corporation, Bank of America, N.A., and Banc of America Mortgage Securities, as well as their current and former subsidiaries and affiliates.
•	Standard Chartered Bank, New York Branch (“SCB NY”) paid $300 million to the State pursuant to an August 19, 2014 consent order between the DFS and SCB NY for failure to fully comply with a September 21, 2012 consent order between the parties, by operating with certain ineffective risk management systems for the identification and management of compliance risks related to compliance with the Bank Security Act (“BSA”) and anti-money laundering (“AML”) laws, rules, and regulations, including BSA/AML risks related to U.S. dollar clearing for clients of SCB United Arab Emirates and SCB Hong Kong, among others.
•	Bank Leumi paid a $130 million civil monetary penalty pursuant to a December 22, 2014 consent order between DFS and

Bank Leumi. The consent order pertains to (i) Bank Leumi’s knowing and willful operation of a wrongful cross-border banking business to assist U.S. clients in concealing assets offshore and evading U.S. tax obligations, and (ii) Bank Leumi misleading DFS about Bank Leumi’s improper activities.
•	Ocwen paid a $100 million civil monetary penalty and another $50 million as restitution to current and former Ocwen borrowers pursuant to a December 19, 2014 consent order between DFS and Ocwen. The consent order pertains, among other things, to numerous and significant violations of a 2011 agreement between Ocwen and DFS which required Ocwen to adhere to certain servicing practices in the best interest of borrowers and investors. The $100 million payment is to be used by the State for housing, foreclosure relief, and community redevelopment programs supporting New York’s housing recovery. The $50 million restitution payment will be used to pay $10,000 each to current and former Ocwen-services borrowers in New York whose homes were foreclosed upon by Ocwen between January 1, 2009 and December 19, 2014. The balance of the $50 million will then be distributed equally among borrowers who had foreclosure actions filed against them by Ocwen between January 1, 2009 and December 19, 2014, but in which Ocwen did not complete such foreclosure action.
•	Citigroup Inc. (“Citigroup”) paid $92 million to the State pursuant to a July 2014 settlement agreement to remediate harms to the State resulting from the packaging, marketing, sale, structuring, arrangement, and issuance of residential mortgage-backed securities and collateralized debt obligations. The settlement agreement is the result of investigations by Federal and State entities into Citigroup.
•	American Life Insurance Company (“ALICO”), Delaware American Life Insurance Company (“DelAm”), and MetLife, Inc. (“MetLife”) (collectively “MetLife Parties”) paid $50 million as a civil fine pursuant to a March 31, 2014 consent order between DFS and MetLife. The consent order related to a DFS investigation into whether ALICO and DelAm conducted an insurance business in New York without a New York license, and aided other insurers in doing an insurance business in New York without a New York license.
•	AIG paid a $35 million civil monetary penalty pursuant to an October 31, 2014 consent order between DFS and AIG. A DFS investigation uncovered that former subsidiaries, ALICO and DelAm, solicited insurance business in New York without a license and made intentional misrepresentations and omissions to DFS concerning those activities.
•	PricewaterhouseCoopers LLP (“PwC”) paid $25 million to the State pursuant to an August 14, 2014 settlement agreement between the DFS and PwC to (i) resolve the DFS’s investigation of PwC’s actions in performing certain consulting services for the Tokyo Branch of The Bank of Tokyo-Mitsubishi UFJ, Ltd. in 2007 and 2008, and (ii) establish the basis for a constructive relationship between the parties that will better protect investors and the public.
•	AXA Equitable Life Insurance Company (“AXA”) paid $20 million as a civil fine pursuant to a March 17, 2014 consent order between DFS and AXA. The consent order related to whether AXA properly informed DFS regarding the implementation of its “AXA Tactical Manager” strategy.
Uses of Certain Monetary Settlements
The Executive intends to direct the one-time resources from the monetary settlements to fund non-recurring expenditures. The majority of the settlement resources are expected to be used to fund new capital investments.
The Enacted Budget established a new capital fund called the DIIF, to allow settlement money to be set aside for the purposes it is intended to fund. The Enacted Budget Financial Plan includes a transfer of $4.6 billion of the settlement funds from the General Fund to the DIIF during FY 2016. These resources will be on deposit in the DIIF to fund the following initiatives:
•	Upstate Revitalization Program ($1.5 billion): The Enacted Budget includes $1.5 billion in funding for the Upstate Revitalization Initiative, whereby $500 million grants will be awarded to three upstate regions.
•	Thruway Stabilization Program ($1.3 billion): The Enacted Budget includes $1.285 billion to fund capital expenses related to both the New NY Bridge, which will replace the Tappan Zee Bridge, and the statewide New York State Thruway system.
•	Broadband Initiative ($500 million): The Enacted Budget establishes a $500 million New NY Broadband initiative to expand the availability and capacity of broadband across the State or development of other telecommunication infrastructure. This program is intended to expand the creation of high-speed networks and promote broadband adoption.
•	Health Care/Hospitals ($400 million): The Enacted Budget provides up to $355 million of grants to essential health care providers that facilitate mergers, consolidation, acquisition, or other significant corporate restructuring activities to create a financially sustainable system of care intended to promote a patient-centered model of health care delivery. An essential health care provider is a hospital or hospital system that offers health services in a region deemed to be underserved by the Health Commissioner. Funding may be used to restructure debt obligations or fund capital improvements to facilitate mergers and consolidations of hospitals in rural communities. The Plan provides $15.5 million to support capital expenses of the Roswell Park Cancer Institute; $19.5 million to establish a community health care revolving capital fund; and $10 million for IT and other infrastructure costs associated with the inclusion of behavioral health sciences in the Medicaid Managed Care benefit package.
•	Penn Station Access ($250 million): The Metropolitan Transportation Authority (“MTA”) Penn Station Access project, which will open a new Metro-North link directly into Penn Station, is expected to provide enhanced system resiliency, improvement in regional mobility, and construction of four new Metro-North stations in the Bronx.
•	Infrastructure Improvements ($115 million): The Enacted Budget provides $115 million for infrastructure improvements to support transportation, upstate transit, rail, airport, port, and other infrastructure improvements or economic development projects.
•	Transformative Economic Development Projects ($150 million): The Enacted Budget includes $150 million to support transformative economic development and infrastructure projects. The State’s investment will catalyze private investment, spurring significant economic development and job creation to help strengthen local communities in Nassau and Suffolk counties and their economies.
•	Resiliency, Mitigation, Security, and Emergency Response ($150 million): The Enacted Budget provides $150 million in settlement funds to support preparedness and response efforts related to severe weather events. These funds will also support efforts to prevent, prepare for, and respond to acts of terrorism, other public safety and health emergencies, and natural and man-made disasters.
•	Municipal Restructuring ($150 million): The Enacted Budget provides $150 million to assist and encourage local governments and school districts to implement shared services, cooperation agreements, mergers, and other actions that permanently reduce operational costs and property tax burdens.
•	Southern Tier/Hudson Valley Farm Initiative ($50 million): The Enacted Budget includes $50 million to help landowners in the Southern Tier and Hudson Valley maintain and develop farming, agricultural, and related businesses.
The DIIF legislation permits the use of available funds in case of economic downturn, and/or to cover disallowances and/or settlements related to overpayment of Federal Medicare and Medicaid revenues in excess of $100 million. While the legislation provides the State with potential additional reserves for these purposes, the Enacted Budget Financial Plan does not assume these resources would be used for these purposes.
Other Uses
•	Resolution of Federal OPWDD Disallowance: The Enacted Budget Financial Plan directed $850 million in monetary settlement funds to finance the first installment in a recently agreed to settlement between the State and Federal government to resolve Federal disallowances.
•	OASAS: The Enacted Budget assumes that $5 million of settlement funds will be used to expand services provided by OASAS to individuals with dependencies on alcohol or drugs, or who have gambling problems.
•	Undesignated Reserves: The Enacted Budget Financial Plan includes more than $1 billion in undesignated reserves related to the receipt of monetary settlements.
Special Considerations. The State’s Financial Plan is subject to complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the Financial Plan. In addition, the surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings resulting from the 2 percent limit will be made available to the General Fund.
DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended for a variety of purposes that include improving the State’s cash flow, managing resources within and across fiscal years, assisting in adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned, or defers payments, to maintain budget flexibility. All payments made above the planned amount are reflected in the year they occur and adhere to the limit of the State’s 2 percent spending benchmark.
The Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impacts of: national and international events; ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt reduction on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.
Among other factors, the Financial Plan is subject to various uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets, and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; the willingness and ability of the Federal government to provide the aid expected in the Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. The projections and assumptions contained in the Financial Plan are subject to revisions which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State's control, will be realized.
Budget Risks and Uncertainties. There can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.
The Financial Plan projections for the outyears assume that School Aid and Medicaid disbursements will be limited to the annual growth in NYS personal income and the ten-year rolling average of the medical care component of the consumer price index (“CPI”), respectively. However, the FY 2014 Enacted Budget, FY 2015 Enacted Budget, and FY 2016 Enacted Budget authorized spending for School Aid to increase above the growth in personal income that would otherwise be used to calculate the school year increases.
State law grants the Governor certain powers to achieve the Medicaid savings assumed in the Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated in the Financial Plan. In addition, savings are dependent upon timely Federal approvals, revenue performance in the HCRA fund (which finances approximately one-third of the DOH State-share costs of Medicaid), and the participation of health care industry stakeholders.
The forecast contains specific transaction risks and other uncertainties including, but not limited to: the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan, including revenues associated with gaming activity in the State; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year or future years.
Other Post-Employment Benefits. State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State and are enrolled in NYSHIP, or are enrolled in the NYSHIP opt-out program at the time they reach retirement and have at least ten years of eligible service for NYSHIP benefits. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (“PAYGO”) basis as required by law.
In accordance with the Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating Other Post Employment Benefits (“OPEB”) liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for FY 2014, the State’s Annual Required Contribution (“ARC”) represents the projected annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.
As reported in the State’s Basic Financial Statements for FY 2014, the projected unfunded actuarial accrued liability for FY 2014 is $68.2 billion ($54.3 billion for the State and $13.9 billion for SUNY), an increase of $1.7 billion from FY 2013 (attributable entirely to SUNY). The unfunded actuarial accrued liability for FY 2014 used an actuarial valuation of OPEB liabilities as of April 1, 2012. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method.
The actuarially determined annual OPEB cost for FY 2014 totaled $3 billion ($2.3 billion for the State and $0.7 billion for SUNY), a decline of $390 million from FY 2013 ($322 million for the State and $68 million for SUNY). The actuarially determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $1.5 billion ($1 billion for the State and $0.5 billion for SUNY) greater than the cash payments for retiree costs made by the State in FY 2014. This difference between the State’s PAYGO costs, and the actuarially determined required annual contribution under GASB Statement 45, reduced the State’s net asset condition at the end of FY 2014 by $1.5 billion.
GASB does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no additional funding is assumed for this purpose in the Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.
There is no provision in the Financial Plan to fund the actuarially determined required annual contribution for OPEB. If the State began making a contribution, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations , Civil Service and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices. Beginning with FY 2016, the State expects to incorporate (Mortality Improvement Scale) MP -2014 actuarial mortality assumptions, which reflect longer life expectancies for beneficiaries, resulting in increases to actuarial accrued liabilities and the present value of projected benefits.
The State is currently examining GASB-proposed changes to GASB Statement 45 requirements. The proposed changes will alter the actuarial methods used to calculate OPEB liabilities, standardize asset smoothing and discount rates, and require the funded status of the OPEB liabilities to be reported by the State. As proposed, the GASB changes would be implemented in the State’s FY 2018 financial statements.
Risks to U.S. Economic Forecasts. National economic growth slowed to 0.2 percent in the first calendar year quarter of 2015, only 0.1 percent above the U.S. Bureau of Economic Analysis’s initial estimate for the first calendar year quarter of 2014. The latter quarter was ultimately revised down to a contraction of 2.1 percent. Once again, weather was a critical factor in restraining growth, but it was not the only one. Labor disputes at West Coast ports, a strengthening dollar, and the impact of low oil prices on the nation’s domestic energy industry combined with a harsh winter to reduce the nation’s rate of expansion. Although the port strike is over, its effects are expected to unwind slowly, while the stronger dollar and low energy prices are expected to linger. Thus, only a modest rebound is projected for the quarter now in progress. Growth is projected to accelerate to almost 3 percent in the second half of the year. As a result, DOB has revised down its estimate of real U.S. Gross Domestic Product (“GDP”) growth for 2015 to 2.6 percent.
All of the factors listed above appear to be having a negative impact on the national labor market, which until recently had appeared to be exhibiting momentum. The private sector added only 94,000 jobs in March 2015, the weakest gain since June 2012, rebounding to a gain of 213,000 in April 2015. Consequently, DOB now projects weaker employment growth of 2.2 percent for 2015, as well as an unemployment rate that is marginally higher at 5.5 percent. Consistent with a much weaker first quarter and a moderately weaker labor market going forward, real household spending growth has been revised down to 3.1 percent. However, DOB still expects low energy prices to support improved household spending, after adjusting for inflation, over the remainder of the year.
Stronger household spending going forward should give private business added confidence to invest and hire in the future, but that boost will continue to be in part offset by the negative impact of falling oil prices on oil producers. That negative impact can be seen in the dramatic 50 percent decline in the U.S. oil rig count since last December. Although the overall impact on business investment is still expected to be positive over the longer term, the short-term impact is proving to be quite negative, with private business investment in structures falling 23.1 percent in the first quarter of calendar year 2015. West Coast port disruptions are likely to have hit business investment hard as well, with some supply-chain managers waiting three to six months for cargo to be unloaded, while others chose to reroute cargo to other ports despite having to pay higher costs. Both of these options likely resulted in delayed production and sales. Although the port strike ended in February, it could take until the second half of the year for the congestion to dissipate.
Another factor augmenting the negative pressures on business sales and investment is weaker-than-anticipated global demand. Since the recent sharp real appreciation of the dollar, export growth has weakened further. Adjusting for price changes, exports fell in five of the seven months ending in March 2015. Separate from the port strike and its effects on international trade, the global outlook remains uncertain as we await the impact of actions recently taken to stimulate the European and large East Asian economies. As a result, real U.S. export growth has been revised down to 2.3 percent for 2015, following 3.2 percent growth for 2014, while real growth in non-residential fixed investment has been revised down to 4.3 percent for 2015, following 6.3 percent growth for 2014.
The housing market rebounded somewhat after being hard hit by extreme winter weather last year. Housing starts exhibited monthly average growth of 3.5 percent over the second half of 2014, an improvement from a 1.8 percent decline over the first half of the year. But residential construction saw yet another slow start to the year, at least in part due to a virtual replay of last year’s harsh weather. Indeed, the most recent data appear to show that housing starts during the first quarter of 2015 are even weaker than in the first quarter of 2014. As the weather improves, housing market growth should be supported by historically low (although rising) interest rates, along with improving non-interest lending terms and a strengthening labor market. However, few data are signaling a strong rebound in the housing market during 2015. Consequently, DOB has revised down its projection for real residential investment growth to 4.5 percent for 2015.
On balance, the boost from lower energy prices is expected to only partially compensate for the weakness of the global economy, a listless housing market, and continued slow wage growth. Without support from these critical sources, DOB continues to anticipate that annualized quarterly growth in real GDP will remain below 3 percent over the foreseeable future. Given weaker growth in the labor market and the overall economy, DOB expects the Federal Reserve to delay raising its short-term interest rate target until the second half of 2015. Concern over disinflation in the U.S. and abroad provides additional support for this expectation. The headline CPI fell 0.1 percent in the first quarter of 2015 on a year-ago basis, while core CPI inflation remained well below the Federal Reserve’s 2 percent target. Domestic oil prices have risen above their March 2015 lows to about $60 per barrel, but are expected to remain soft for the foreseeable future. DOB now estimates consumer price inflation of zero percent for 2015.
Although the DOB economic outlook calls for a continued strengthening of the nation's recovery, significant risks remain. In today’s highly interdependent global economy, it is difficult to foresee domestic growth substantially accelerating without vigorous stimulus from exports. While the Euro-area economy is no longer contracting and the European Central Bank has embarked upon a round of quantitative easing, unemployment rates are still rising in some areas and uncertainty over the integrity of the monetary union lingers. A Euro-area recovery that is even more sluggish than expected will likely result in slower export and corporate profits growth than reflected in this forecast. Although energy prices are expected to remain low, a complex geopolitical situation could ignite renewed volatility, which, along with equity price volatility, represents a risk to household spending. In contrast, stronger global growth or lower than expected gasoline prices would result in stronger outcomes than projected. Finally, the response of global financial markets to the unwinding of central bank accommodation in the U.S. remains a risk, whether that process starts in September 2015 or later in the year, particularly given the lack of experience upon which to draw.
Risks to New York State Economy. The State's private sector labor market has continued to outperform expectations, with estimated growth for the 2014 calendar year incorporating upward revisions to employment in real estate services and construction; transportation and warehousing; financial services; professional and business services; and health care. Growth also remains strong in the tourism-related leisure and hospitality industries. Strong private sector growth of 2.2 percent is now estimated for 2014, with growth expected to decelerate to 1.6 percent in 2015 as the State's labor market expansion matures. The long-term decline in government employment also came to an end in the second half of 2014. As a result, total employment growth for 2014 is projected to be 1.8 percent, while the projected growth for 2015 is 1.4 percent.
Stronger than anticipated job growth for 2014 has resulted in upwardly revised wage growth of 6.3 percent. However, preliminary information suggests that fourth-quarter earnings and revenues for the finance sector are likely to have weighed heavily on bonus payouts for the 2014-15 bonus season. DOB has reduced estimated finance and insurance sector bonus growth to only 0.7 percent on a 2015 State fiscal year basis. Lower bonus payouts have resulted in downward revisions to both total wages and personal income as well. In contrast, large volumes of IPO and merger and acquisition activity, along with strong real estate market growth, are estimated to have helped to propel growth in capital gains realizations well above 20 percent for the 2014 tax year.
The performance of the State’s private-sector labor market continues to surprise on the upside, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. Under regulatory and other pressures, the pattern of Wall Street bonus payouts has changed dramatically since the 2008-09 financial crisis, with payments now more widely dispersed across the year. In addition, taxable payouts can represent both current-year awards and deferred payments from prior year awards. Finally, the deferral ratio has also proven to be unstable. As a result, the uncertainty surrounding bonus projections continues to mount. Recent events also have demonstrated how sensitive financial markets can be to shifting expectations surrounding Federal Reserve policy. As the central bank moves closer to its first rate hike since June 2006, the resulting financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than we expect, both bonuses and taxable capital gains realizations could be negatively affected.
Status of Current Labor Negotiations. The State has settled collective bargaining agreements with 97 percent of the State workforce subject to direct Executive control for the contract period that commenced in FY 2012. A seven-year agreement through FY 2018 was recently achieved with the Commissioned and Noncommissioned Officers unit in the Division of State Police. Five-year agreements through FY 2016 were reached with the CSEA, the United University Professions (“UUP”), the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), Council 82, DC-37 (Housing), and the Graduate Student Employees Union. Four-year agreements through FY 2015 were reached with the Public Employees Federation (“PEF”) and the Police Benevolent Association of New York State (“PBANYS”).
All of the agreements included wage and benefit concessions in exchange for contingent employee job protection. As such, the agreements have provided: two-year Deficit Reduction Plan (“DRP”) savings of $300 million; no general salary increases for the three-year period FY 2012 through FY 2014; a 2 percent general salary increase in FY 2015; and a 2 percent general salary increase in FY 2016 for the employees with five-year agreements. Commissioned and Noncommissioned Officers in the Division of State Police will receive general salary increases of 1.5 percent in FY 2017 and FY 2018, respectively. Additionally, the agreements provided full-annual health benefit savings of $230 million resulting from increases to employee/retiree premium shares, copays, out-of-network deductibles and coinsurance.
Other compensation has also been provided. Two lump sum payments — $775 per employee in FY 2014 and $225 per employee in FY 2015 — were paid to employees represented by CSEA, PBANYS, NYSCOPBA and Council 82. Additionally, UUP employees may receive lump sum payments of similar value in the form of Chancellor's Power of SUNY Awards and Presidential Discretionary Awards. However, employees represented by PEF and DC-37 (Housing) will not receive lump sum payments. Instead, they will be repaid for all DRP reductions over an extended period at the end of the contract term, whereas the others will be repaid for a portion of their reductions. Commissioned and Noncommissioned Officers in the Division of State Police will receive $1,250 increases to Hazardous Duty and Expanded Duty payments, respectively.
The unions representing State Police Troopers and Investigators have no contracts in place for the period April 2011 forward.
Prior-Year Labor Settlements. The Financial Plan continues to set aside money in the General Fund balance to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for prior contract periods. The amount identified is calculated based on the “pattern” settlement for FY 2008 through FY 2011 that was agreed to by the State’s largest unions. The amount set aside is expected to be reduced as labor agreements for prior periods are reached with unsettled unions.

Federal Funding. The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to address response to, and recovery from, severe weather events and other disasters. Pressure on the Federal government to make reductions is elevated so long as the budgetary caps resulting from the Budget Control Act of 2011 and subsequent legislation remain in place. Any reduction in Federal funding levels could have a materially adverse impact on the Financial Plan. In addition, the Financial Plan may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Issues of particular concern are described below.
The Federal CMS and the State have reached an agreement authorizing up to $8 billion in new Federal funding, over several years, to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund, the Delivery System Reform Incentive Payment Program, Health Homes, and various other Medicaid redesign initiatives.
Since January 1, 2014, in accordance with provisions of the ACA, New York State has been eligible for enhanced Federal Medical Assistance Percentage (“FMAP”) associated with childless adults. The DOH continues to both work with the CMS and refine the eligibility data systems to draw the appropriate amount of enhanced FMAP. This reconciliation may result in a modification of payments to the State and local governments.
As part of an approved plan between New York State and the Federal CMS, the State received a $250 million Designated State Health Program (“DSHP”) payment as part of a multi-year effort to transform OPWDD services and provide more individuals with developmental disabilities the opportunity to be served in community-integrated settings. The $250 million payment was received in FY 2015.
The Financial Plan assumes the State will reach agreement with CMS on a second phase of OPWDD transformation, which would accomplish a transition to holistic care management and value-based payments across all developmental disability systems. The transition to an integrated model of developmental disabilities-related care, behavioral health care, and medical care is expected to require significant changes to operations, structure, and organizational culture. The Financial Plan reflects the continuation of the $250 million DSHP payment in FY 2016 and FY 2017 to help effectuate this transformation. Such Federal funding has not yet been approved by CMS.
In October 2013, an impasse in Congress caused a temporary Federal government shutdown and raised concern for a time that the Federal debt ceiling would not be raised in a timely manner. In March 2015, a temporary suspension of the Federal debt limit expired, causing the debt limit to be reached. The Treasury Department has avoided default since then by operating under “extraordinary measures,” which again raises concern that the Federal debt ceiling may not be raised in a timely manner.
A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and State economies, financial markets, and intergovernmental aid payments. The specific effects on the Financial Plan of a Federal government payment default in the future are unknown and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default.
A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.
Climate Change Adaptation. Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, municipalities, and public utilities are expected to be needed for adapting existing infrastructure to climate change risks.

Secured Hospital Program. Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for the cost of upgrading their primary health care facilities. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, which include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals and certain reserve funds held by the applicable trustees for the bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2015, there were approximately $304 million of bonds outstanding for this program.
The financial condition of hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the remaining hospitals, one is experiencing significant operating losses that have impaired its ability to remain current on its loan agreement with DASNY. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014 when $12 million was paid and again in FY 2015 when $24 million was paid. DASNY also estimates the State will pay debt service costs of approximately $25 million in both FY 2016 and FY 2017, and approximately $14 million annually in FY 2018 through FY 2020. These amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for one hospital that currently is not meeting the terms of its loan agreement with DASNY, a second hospital whose debt service obligation was recently discharged in bankruptcy but is paying rent which offsets a portion of the debt service, and a third hospital that is now closed. The State has estimated additional exposure of up to $24 million annually, if all the hospitals failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.
Bond Market. Implementation of the Financial Plan is dependent on the State's ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or Short Term Investment Pool, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of projected public sales will, among other things, be subject to prevailing market conditions. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments, generally may affect the market for outstanding State-supported and State-related debt.
Litigation. Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the Financial Plan.
State Retirement Systems. The Systems provide pension benefits to public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). State employees made up about 32 percent of the membership during FY 2015. There were 3,029 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities.
As of March 31, 2015, approximately 643,000 persons were members of the Systems and approximately 430,000 pensioners or beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be “a contractual relationship, the benefits of which shall not be diminished or impaired”.
The Common Retirement Fund (“CRF”) experienced significant investment losses in FY 2009. These investment losses negatively impacted the value of assets held by the CRF for the Systems. In order to protect employers from potentially volatile contributions tied directly to the value of the Systems’ assets held by the CRF, the Systems utilize a multi-year smoothing procedure. One of the factors used to calculate employer contribution requirements is the assumed investment rate of return used by the Systems Actuary, which is currently 7.5 percent.2

[2]	During 2015, the Retirement Systems Actuary will conduct the statutorily required quinquennial actuarial experience study of economic and demographic assumptions. The assumed investment rate of return is an influential factor in calculating employer contribution rates. The chief investment officer currently is conducting an asset allocation study. The resulting asset allocation and long-term asset allocation policy will inform the Actuary's recommendation regarding any revision in the investment rate of return (discount rate). Changes to the actuarial assumptions will be reflected in the 2016/17 rates, which the Comptroller is expected to announce in September 2015.

The current actuarial smoothing method recognizes annual gains and losses (investment returns above or below the 7.5 percent assumed return) over a 5-year period. The significant investment losses in FY 2009 substantially caused the increase in contribution rates for FY 2011, FY 2012, FY 2013 and FY 2014. However, rates decreased for FY 2015 and FY 2016 due, in part, to investment gains in years following 2009.
The amount of future annual employer contribution rates will depend, in part, on the value of the assets held by the CRF as of each April 1, as well as on the present value of the anticipated benefits to be paid by the Systems as of each April 1. Final contribution rates for FY 2016 were released on September 2, 2014. The average ERS rate decreased by 9.5 percent from 20.1 percent of salary in FY 2015 to 18.2 percent of salary in FY 2016, while the average New York State and PFRS rate decreased by 10.5 percent from 27.6 percent of salary in FY 2015 to 24.7 percent of salary in FY 2016. Information regarding average rates for FY 2016 may be found in the 2014 Annual Report to the Comptroller on Actuarial Assumptions which is accessible at www.osc.state.ny.us/retire/publications.
The Systems’ assets are held by the CRF for the exclusive benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the State Comptroller as trustee of the CRF. The Systems report that the net position restricted for pension benefits as of March 31, 2014 was $181.3 billion (including $5.3 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $17.1 billion or 10.4 percent from the FY 2013 level of $164.2 billion. The increase in net position restricted for pension benefits from FY 2013 to FY 2014 reflects, in large part, equity market performance3. The valuation used by the Systems Actuary was based on audited net position restricted for pension benefits as of March 31, 2014. The Systems’ audited Financial Statement reports a gain of 13.02 percent for FY 2014.

[3]	On May 22, 2015, the State Comptroller released a statement indicating that the value of the Systems’ invested assets posted an estimated 7.16 percent return for the fiscal year ended March 31, 2015. This report reflects unaudited data for assets invested for the Systems. The value of invested assets changes daily.
Consistent with statutory limitations affecting categories of investment, the State Comptroller, as trustee of the CRF, establishes a target asset allocation and approves policies and procedures to guide and direct the investment activities of the Division of Pension Investment and Cash Management. The purpose of this asset allocation strategy is to identify the optimal diversified mix of assets to meet the requirements of pension payment obligations to members. In the fiscal year ended March 31, 2010, an asset liability analysis was completed and a long-term policy allocation was adopted. The current long-term policy allocation seeks a mix that includes 43 percent equities (30 percent domestic and 13 percent international); 22 percent bonds, cash and mortgages; 8 percent inflation indexed bonds and 27 percent alternative investments (10 percent private equity, 6 percent real estate, 4 percent absolute return or hedge funds, 4 percent opportunistic and 3 percent real assets). Since the implementation of the long-term policy allocation will take several years, transition targets have been established to aid in the asset rebalancing process4.

[4]	More detail on the CRF’s asset allocation as of March 31, 2014, long-term policy allocation and transition target allocation can be found on page 80 of the New York State and Local Retirement System (“NYSLRS’”) Comprehensive Annual Financial Report (“ CAFR”) for the fiscal year ending March 31, 2014.
The Systems report that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $204.5 billion on April 1, 2013 to $216.4 billion (including $101.5 billion for current retirees and beneficiaries) on April 1, 2014. The funding method used by the Systems anticipates that the plan net position, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from plan net position on April 1, 2014 in that the determination of actuarial assets utilized a smoothing method that recognized 20 percent of the unexpected gain for FY 2014, 40 percent of the unexpected gain for FY 2013, 60 percent of the unexpected loss for FY 2012, and 80 percent of the unexpected gain for FY 20115. The asset valuation method smoothes gains and losses based on the market value of all investments. Actuarial assets increased from $155.4 billion on April 1, 2013 to $171.7 billion on April 1, 2014. The funded ratio, as of April 1, 2014, calculated by the Systems Actuary in August 2014 using the entry age normal funding method and actuarial assets, was 92 percent6.

[5]	The current actuarial smoothing method spreads the impact of gains or losses above or below the 7.5 percent assumed investment rate of return over a 5-year period.
[6]	Detail on the funded ratios of ERS and PFRS as of April 1 for FY 2014 and for each of the five previous fiscal years can be found on page 58 of the

NYSLRS’ CAFR for the fiscal year ending March 31, 2014. Detail regarding employers’ Annual Required Contribution for FY 2014 and each of the five previous fiscal years can be found on page 59 of the NYSLRS’ CAFR for the fiscal year ending March 31, 2014.
Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation Tax and Revenue Anticipation Notes (“TRANs”) that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of July 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2015, approximately $2.3 billion of LGAC bonds were outstanding.
The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).
The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in the past to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.
Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by The City of New York or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.
State Personal Income Tax Revenue Bond Financing. Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the Revenue Bond Tax Fund (the “RBTF”) for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds.
Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.
As of March 31, 2015, approximately $29.8 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios, noted below, are based upon estimates of PIT receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $3.9 billion annually over the next four years, PIT coverage is expected to decline from 3.9 times in FY 2016 to 3.3 times in FY 2019. The projected PIT Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the Dedicated Highway and Bridge Trust Fund Revenue Bond program will be issued under the PIT Revenue Bond program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with PIT Revenue bonds, but are not counted towards debt service coverage.

Financing Activities. New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. As of March 31, 2015, total State-related debt outstanding totaled $54.2 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.9 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.
State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State expects to transition to using only three credits – General Obligation bonds, PIT Revenue Bonds, and Sales Tax Revenue Bonds, the latter of which was authorized in the FY 2014 Enacted Budget.
Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) for future issuances. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY's dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). DOB is not aware of such an extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. DOB expects that both the outstanding Lease Revenue Bonds and the new Facilities Revenue Bonds will be payable solely from Dormitory Facilities Revenues which are the property of DASNY, not the State. Accordingly, DOB has not included any annual debt service expense of the Lease Revenue Bonds or the Facilities Revenue Bonds in the Financial Plan. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, DOB will continue to count these bonds as State-supported debt for purposes of the Debt Reform Act of 2000 (“Debt Reform Act”) caps.
State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by the Office of the State Comptroller (“OSC”) on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.
The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (i.e., New York State Thruway Authority (“NYSTA”) toll revenue bonds, Triborough Bridge and Tunnel Authority or MTA revenue bonds or DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY school district revenue bonds). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.
The issuance of General Obligation debt and debt of LGAC is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of PIT and

Sales Tax Revenue Bonds) acting under the direction of DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for PIT Revenue Bonds are NYSTA, DASNY, Empire State Development (“ESD”), the Environmental Facilities Corporation, and the Housing Finance Agency and the Authorized Issuers for Sales Tax Revenue Bonds are NYSTA, DASNY, and ESD. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board and the State Comptroller.
The State has never defaulted on any of its General Obligation indebtedness, PIT Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements.
Debt Reform Act. The Debt Reform Act restricts the issuance of State-supported debt to capital purposes only, and for maximum terms of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in FY 2001, and was fully phased in at 4 percent of personal income during FY 2011. The cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in FY 2001, and was fully phased in at 5 percent during FY 2014. It was determined that the State was in compliance with the statutory caps in the most recent calculation period (FY 2014). The FY 2015 calculation is expected to be completed in October 2015.
Current projections anticipate that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $4.1 billion in FY 2015 to $498 million in FY 2019. This includes the estimated impact of the bond-financed portion of the Enacted Budget’s increased capital commitment levels. Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit (which are not backed by a general obligation pledge of SUNY) are not included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.
Public Authorities. For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s CAFR. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if these authorities were to default on their respective State-supported or State-related debt issuances.
The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.
There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public authorities also receive monies from State appropriations to pay for the operating costs of certain programs.
New York City. The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.
Other Localities. Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and June 2014, the State

Legislature passed 25 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, most recently for Rockland County, the Cities of Long Beach, Yonkers and Lockport. When local governments are authorized to issue bonds to finance operating deficits, the local government generally is subject to certain additional fiscal oversight during the time the bonds are outstanding, including an annual budget review by OSC. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.
The Buffalo Fiscal Stability Authority exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.
In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that Nassau County would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court but did not prevail. NIFA is now exercising Control Period powers over Nassau County.
Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which presently perform certain review and advisory functions. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s FY 2014 or thereafter.
The City of Yonkers (the “City”) no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District (the “School District”) is fiscally dependent upon the City as it lacks taxing authority. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorized the City, subject to certain requirements, to issue serial bonds, not to exceed $45 million by March 31, 2015, to liquidate current deficits in the School District's general fund as of June 30, 2014. The FY 2015 Enacted Budget also provided $28 million to the City for the support of the School District for the City fiscal year 2015, subject to an Inter-Municipal Agreement being entered into by the City and the School District, with the approval of the State Budget Director. That agreement has been entered into and approved, and consolidates various non-academic District functions under the general management and direction of the City. In July 2014, the City of Yonkers filed suit challenging the constitutionality of the provisions of the Yonkers City School District Deficit Financing Act that require the City Council to adjust the City's budget consistent with recommendations made by the State Commissioner of Education and State Comptroller, contending that the legislation was enacted without a Home Rule request from the City in violation of Article IX of the State Constitution. On February 24, 2015, a stipulation of discontinuance was filed with the Westchester County Clerk’s Office ending the litigation with prejudice. The State continues to work with City officials to develop a multi-year plan to address the implications of the improper accrual of State aid.
Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Budget Director, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. To date, the Restructuring Board is currently reviewing or has completed reviews for twelve municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.
OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York's local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

A total of 50 local governments (10 counties, 7 cities, 17 towns, 16 villages) and 87 school districts have been placed in a stress category based on financial data for their fiscal years ending in 2013. The vast majority of entities (98 percent) are classified in the “No Designation” category.
Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.
Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.
Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.
Grants to Local Governments. Local Assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. Local assistance spending in State Operating Funds is estimated at $63.3 billion in FY 2016 and accounts for two-thirds of total State Operating Funds spending. Education and health care spending account for nearly two-thirds of local assistance spending.
Medicaid.
Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments. Eligible services7 include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

[7]	The FY 2014 Enacted Budget eliminated the Family Health Plus (FHP) program effective January 1, 2015. The majority of the population previously receiving health care benefits through FHP have begun receiving more robust health care benefits through the Medicaid program, resulting from new Medicaid eligibility thresholds and increased Federal payments resulting from the ACA. The remainder of the previous FHP population, those above Medicaid levels, are eligible for Federal tax credits in the New York State of Health insurance benefit exchange and a majority will become eligible for BHP.
In FY 2012, legislation was enacted to limit the year-to-year growth in DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the CPI. The statutory provisions of the Medicaid spending cap (or “Global Cap”) also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. The Financial Plan reflects the continuation of the Medicaid spending cap through FY 2017, and the project assumes that statutory authority will be extended in subsequent years. Allowable growth under the cap for medical services is 3.6 percent for FY 2016. Reflecting projected CPI reductions, DOB currently forecasts allowable cap growth at 3.4 percent in FY 2017; 3.2 percent in FY 2018; and 3 percent in FY 2019. Certain administrative costs and changes in the Federal or local shares are not subject to this index.
The indexed provisions of the Global Cap apply to a majority of the State share of Medicaid spending that is budgeted and expended principally through DOH. However, the Global Cap is adjusted for State costs associated with the takeover of local Medicaid growth and the multi-year assumption of local Medicaid Administration, as well as increased Federal financial participation that became effective in January 2014 under the provisions of the ACA. State share Medicaid spending also appears in the Financial Plan estimates for other State agencies, including the mental hygiene agencies, child welfare programs, and education aid.
The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA resources and provider assessment revenue.
Since FY 2014, certain OPWDD-related Medicaid costs have been financed within available resources under the Global Cap to alleviate the financial impact of reduced Federal revenue associated with the reimbursement of Medicaid costs at State-operated facilities providing developmental disability services. The Enacted Budget includes $200 million in Financial Plan savings, a portion of which are associated with additional OPWDD-related Medicaid costs which will be funded under the cap. These additional costs will be funded primarily from additional State-funded Medicaid savings which are expected to accrue to the Global Cap in FY 2016 as a result of accelerating the enrollment of certain legally residing immigrants who currently receive State-only Medicaid funding to the BHP. The cost of insurance premiums for such individuals, and other individuals meeting certain income eligibility standards, will be supplemented by both State and Federal funds. These BHP resources will also be used by DOH over the Financial Plan period to support the MRT wavier and to implement investments and initiatives consistent with MRT principles for improving the State’s effectiveness and efficiency of health care service delivery.
Fluctuation in enrollment, the costs of provider health care services, and health care utilization levels are among the factors that drive higher Medicaid spending within the Global Cap. The number of Medicaid recipients in the State is expected to exceed 6.1 million by the end of FY 2015; this represents an 8.9 percent increase from FY 2014 caseload of 5.7 million. This expected growth is mainly attributable to expanded eligibility and enrollment pursuant to the ACA, which became effective in January 2014 and therefore is largely federally funded.
School Aid. School Aid helps support elementary and secondary education for New York pupils enrolled in the 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.
School Aid is expected to total $23.5 billion in school year (“SY”) 2016, an increase of $1.4 billion(6.1 percent) from SY 2015. This increase is provided largely through $1 billion of additional general operating support, consisting of a $603 million restoration in the Gap Elimination Adjustment and a $428 million increase in Foundation Aid. Another $274 million supports increased reimbursement in expense-based aid programs (e.g., transportation, Boards of Cooperative Educational Services, school construction) and other miscellaneous aid categories. The increase also includes $47 million of funding for new competitive grants, led by $30 million for prekindergarten for three- and four-year-old children.
In addition, the Enacted Budget Financial Plan provides $75 million to help transform persistently failing schools. The Budget also continues to provide $340 million of recurring annual funding to support Statewide Universal Full-Day Prekindergarten programs in order to incentivize and fund state-of-the-art programs and encourage creativity through competition.
Finally, the Enacted Budget maintains the two-year appropriation that continues Education Law provisions. School Aid is projected to increase by an additional $937 million (4 percent) in SY 2017.
The State finances School Aid from General Fund and Lottery Fund receipts, including video lottery terminals, which are accounted for and disbursed from a dedicated account. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which the related budget is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.
New York City
General. The City, with an estimated population of approximately 8,400,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, insurance, information, publishing, fashion design, retailing, education and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2014 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Statement No. 49 of the Governmental Accounting Standards Board (“GASB 49”), as described below. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by New York State (the “State”) law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.
As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act”) and the New York City Charter, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2015 and 2016 fiscal years in accordance with GAAP except for the application of GASB 49. In 2010, the Financial Emergency Act was amended to waive the budgetary impact of GASB 49 by enabling the City to continue to finance with bond proceeds certain pollution remediation costs. The City’s current financial plan projects budget gaps for the 2017 through 2019 fiscal years. A pattern of current year balance and projected future year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.
For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City’s cash flow or revenues.
The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City. The financial plan is modified quarterly. The City’s projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the international, national, regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the cost of pension structures and healthcare.
City’s Financing Program. Implementation of the financial plan is dependent on the City’s ability to market successfully its bonds and notes, including revenue and tax anticipation notes that it may issue under certain circumstances to finance seasonal working capital requirements. Implementation of the financial plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.
City Financial Plan. For the 2014 fiscal year, the City’s General Fund had a total surplus of $2.011 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 as described above, after discretionary and other transfers. The 2014 fiscal year is the thirty-fourth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.
2015-2019 Financial Plan. On June 26, 2014, the City submitted to the Control Board the financial plan (the “June Financial Plan”) for the 2015 through 2018 fiscal years, which was consistent with the City’s capital and expense budgets as adopted for the 2015 fiscal year. On November 25, 2014, the City submitted to the Control Board a modification to the June Financial Plan. On February 9, 2015, the Mayor released his preliminary budget for the 2016 fiscal year and the City submitted to the Control Board a modification to the financial plan for the 2015 through 2019 fiscal years (the “February Financial Plan”). On May 7, 2015, the Mayor released his Executive Budget for the 2016 fiscal year and the City submitted to the Control Board a modification to the financial plan for fiscal years 2015 through 2019 (as so modified, the “Financial Plan”). The Executive

Budget is subject to adoption by the City Council which is expected by June 30, 2015. The adopted budget may reflect additional expenditures.
The Financial Plan projects revenues and expenses for the 2015 and 2016 fiscal years balanced in accordance with GAAP, except for the application of GASB 49. The June Financial Plan had projected revenues and expenses for the 2015 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, and had projected gaps of approximately $2.63 billion, $1.87 billion and $3.09 billion in fiscal years 2016 through 2018, respectively. The Financial Plan projects gaps of approximately $1.57 billion, $1.97 billion and $2.88 billion in fiscal years 2017 through 2019, respectively.
The Financial Plan reflects, since the June Financial Plan, increases in projected net revenues of $2.33 billion, $675 million, $714 million and $1.16 billion in fiscal years 2015 through 2018, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $491 million, $386 million, $468 million and $538 million in fiscal years 2015 through 2018, respectively; (ii) increases in personal income tax revenues of $876 million, $692 million, $466 million and $427 million in fiscal years 2015 through 2018, respectively; (iii) increases in business tax revenues of $99 million, $47 million, $57 million and $30 million in fiscal years 2015 through 2018, respectively; (iv) increases in sales tax revenues of $90 million, $92 million, $60 million and $61 million in fiscal years 2015 through 2018, respectively; (v) increases in real property transfer and mortgage recording tax revenues of $492 million, $30 million, $16 million and $15 million in fiscal years 2015 through 2018, respectively; (vi) decreases in State STAR Program”) revenues of $2 million, $112 million, $84 million and $81 million in fiscal years 2015 through 2018, respectively; (vii) an increase in hotel tax revenues of $32 million in fiscal year 2015, and decreases in hotel tax revenues of $17 million, $21 million and $30 million in fiscal years 2016 through 2018, respectively; (viii) increases in other tax revenues of $84 million, $16 million, $19 million and $24 million in fiscal years 2015 through 2018, respectively; (ix) increases in tax audit revenues of $273 million in fiscal year 2015 and $2 million in each of fiscal years 2016 through 2018; (x) decreases in revenues from the sale of taxi medallions of $532 million, $360 million and $293 million in fiscal years 2015 through 2017, respectively, and an increase in revenues from the sale of taxi medallions of $257 million in fiscal year 2018, due to changes in the projected timing of such sales; (xi) decreases in payments in lieu of taxes from the New York City Housing Authority (“NYCHA”) of $33 million in each of fiscal years 2016 through 2018; (xii) decreases in rental payments from the New York City Water Board of $2 million, $88 million, $132 million and $162 million in fiscal years 2015 through 2018, respectively; and (xiii) increases in other revenues of $427 million, $156 million and $75 million in fiscal years 2015, 2017 and 2018, respectively, resulting primarily from asset sales and the settlement of bank litigation, and a decreases in other revenues of $13 million in fiscal year 2016.
The Financial Plan also reflects, since the June Financial Plan, a decrease in projected net expenditures of $120 million in fiscal year 2015, and increases in projected net expenditures of $1.05 billion, $1.06 billion and $657 million in fiscal years 2016 through 2018, respectively. Changes in projected expenditures include: (i) net increases in agency expenses of $614 million, $1.19 billion, $1.16 billion and $1.13 billion in fiscal years 2015 through 2018, respectively; (ii) net decreases in pension contributions of $44 million, $118 million, $222 million and $723 million in fiscal years 2015 through 2018, respectively, excluding transfers from reserves, primarily as a result of higher than assumed investment returns in fiscal year 2014; (iii) decreases in debt service of $424 million, $548 million, $369 million and $301 million in fiscal years 2015 through 2018, respectively, primarily as a result of lower interest rates and debt refinancing; (iv) increases of $3 million in fiscal year 2015 and $72 million in each of fiscal years 2016 through 2018, reflecting relief to NYCHA from payments for police services; (v) a decrease in the general reserve of $700 million in fiscal year 2015 and increases in the general reserve of $250 million in each of fiscal years 2016 through 2018; (vi) a decrease in fringe benefit expenses of $10 million in fiscal year 2015, and increases in fringe benefit expenses of $14 million, $15 million and $17 million in fiscal years 2016 through 2018, respectively; (vii) increases of $261 million, $137 million, $94 million and $143 million in fiscal years 2015 through 2018, respectively, for the net additional cost of labor settlements as described below, above the amounts already provided for in the reserve for collective bargaining; (viii) an increase of $280 million in deposits to the Retiree Health Benefits Trust Fund in fiscal year 2015; (ix) increases in payments to certain service providers of $59 million, $54 million and $54 million in fiscal years 2016 through 2018, respectively, as a result of an initiative to allow such providers to increase employee compensation by 2.5%; (x) a decrease of $100 million in fiscal year 2015 reflecting a re-estimate of prior years’ expenses and receivables; and (xi) an increase of $13 million in the reserve for collective bargaining in fiscal year 2018 reflecting in part the additional cost of a future round of collective bargaining. The Financial Plan also reflects the creation in fiscal year 2016 of a $500 million capital stabilization reserve, which would be available for debt retirement in an economic downturn or research before capital projects are funded to make capital investment more efficient.
In addition, the Financial Plan sets forth a citywide savings program to maintain budget balance in fiscal year 2015, to achieve budget balance in fiscal year 2016 and to reduce previously projected gaps in fiscal years 2017 and 2018. The savings actions reflect reduced agency expenditures or increased revenues totaling $589 million, $466 million, $641 million and $627 million in fiscal years 2015 through 2018, respectively.
The Financial Plan reflects, since the June Financial Plan, an increase of $3.04 billion in the provision for the prepayment in fiscal year 2015 of fiscal year 2016 expenses, resulting in total prepayment of $3.04 billion in fiscal year 2015 and expenditure reductions of $3.04 billion in fiscal year 2016.
The Financial Plan also reflects funding to cover the cost of the collective bargaining patterns established in the agreement between the City and the United Federation of Teachers (“UFT”), District Council 37 of AFSME (“DC37”) and the Uniformed Superior Officers Coalition (“USOC”).
The Financial Plan reflects $408.8 million in State and Federal funding in fiscal year 2016 for the expansion of universal pre-kindergarten.
The Financial Plan assumes that all of the City’s costs relating to emergency services and the repair of damaged infrastructure as a result of Superstorm Sandy (“Sandy”) will ultimately be paid from non-City sources, primarily the federal government. The current estimate of such costs to the City, the New York City Health and Hospitals Corporation (“HHC”) and the NYCHA is approximately $9.9 billion. Of such amount, approximately $2.1 billion represents expense funding for emergency response, debris removal and emergency protective measures, and approximately $7.7 billion represents capital funding of long-term permanent work to repair damaged infrastructure and to make hazard mitigation investments. No assurance can be given that the City will be reimbursed for all of its costs or that such reimbursements will be received within the time periods assumed in the Financial Plan. In addition, the City may incur costs relating to flood insurance that are not reflected in the Financial Plan, which could offset some reimbursements.
The City is expected to benefit from a portion of the recent $8.9 billion penalty from the bank BNP Paribas in connection with a State and federal criminal proceeding. The amount of the portion to benefit the City, which will be subject to use restrictions, is $895.5 million.
Subsequent to the publication of the City’s financial statements for fiscal year 2014, the City Comptroller and the City’s Office of Management and Budget have modified the accounting procedures for recording assets in the General Fund identified as “Due from Other Funds” in the Governmental Funds Balance Sheet. The Financial Plan reflects the implementation of such internal validation procedures through the write off of some previously recorded assets in fiscal year 2015, reflected within the re-estimate of prior years’ expenses and receivables described above. In addition, the Financial Plan reflects the projected City financing of certain capital expenditures previously expected to be paid from State, federal and other non-City sources.
From time to time, the Control Board staff, the Office of the State Deputy Comptroller for the City of New York (“OSDC”), the City Comptroller, the Independent Budget Office and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment. For information on reports issued on the Financial Plan and the February Financial Plan by the City Comptroller and others reviewing, commenting on and identifying various risks therein, see “Certain Reports” herein.
Job Growth. The City is a leading center for the banking and securities industry, life insurance, communications, fashion design and retail fields. Over the past two decades the City has experienced a number of business cycles. From 1992 to 2000, the City added 453,900 private sector jobs (growth of 17%). From 2000 to 2003, the City lost 174,700 private sector jobs (decline of 6%). From 2003 to 2008, the City added 255,700 private sector jobs (growth of 9%). From 2008 to 2009, the City lost 103,400 private sector jobs (decline of 3%). From 2009 to 2014, the City added 430,800 private sector jobs (growth of 14%). All such changes are based on average annual employment levels through and including the years referenced.
As of March 2015, total employment in the City was 4,155,000 compared to 4,047,700 in March 2014, an increase of approximately 2.65% based on data provided by the New York State Department of Labor, which is not seasonally adjusted.
Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.
The projections and assumptions contained in the Financial Plan are subject to revision, which may be substantial. No assurance can be given that these estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.
Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes and the operating limit.
Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $80 million in fiscal year 2015 and $63 million in each of fiscal years 2016 through 2019. The authorization to sell such real estate tax liens has been extended through December 31, 2016. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $201 million in fiscal year 2015. Projections of real estate tax revenues reflect the estimated cost of extending the current tax reduction for owners of cooperative and condominium apartments amounting to $406 million, $437 million, $455 million, $473 million and $497 million in fiscal years 2015 through 2019, respectively.
The delinquency rate was 1.9% in fiscal year 2010, 2.2% in fiscal year 2011, 1.7% in fiscal year 2012, 1.5% in fiscal year 2013 and 1.4% in fiscal year 2014. The Financial Plan projects delinquency rates of 1.6% in fiscal years 2015 and 2016 and 1.8%, 1.9% and 2.0% in fiscal years 2017 through 2019, respectively.
Other Taxes. A recent U.S. Supreme Court decision found unconstitutional Maryland’s collection of personal income taxes in relation to its treatment of resident and non-resident income. The impact, if any, of this decision on the City’s projected personal income tax revenues has not yet been determined. The Financial Plan reflects the following assumptions regarding projected baseline revenues from Other Taxes: (i) with respect to the personal income tax, growth in fiscal year 2015 as a result of strong withholding growth and gains in nonwage income, an increase in fiscal year 2016 reflecting employment and wage growth and non-wage income remaining at a high level, and moderate growth in fiscal years 2017 through 2019 reflecting the continuing growth of the national and local economies; (ii) with respect to the general corporation tax and banking corporation tax, an overall increase in general corporation tax collections and a corresponding decrease in banking corporation tax collections due to major changes in State law which merged the general corporation tax with the banking corporation tax effective beginning in tax year 2015, resulting in nearly all banking tax payments beginning with fiscal year 2016 being reported as general corporation tax payments, with underlying moderate growth of the combined taxes in fiscal year 2015 reflecting moderate Wall Street profitability and corporate profits in calendar year 2014, subdued growth for fiscal year 2016 reflecting moderate levels of corporate profits and lower levels of Wall Street profitability, reflecting increased government regulations, continued financial settlements, and moderate growth in fiscal years 2017 through 2019 reflecting moderate levels of Wall Street profitability and steady economic growth; (iii) with respect to the unincorporated business tax, moderate growth in fiscal year 2015 reflecting growth in hedge fund asset management and employment growth, steady growth from fiscal years 2016 through fiscal year 2019 reflecting steady economic growth; (iv) with respect to the sales tax, moderate growth in fiscal year 2015 reflecting increased taxable consumption due to the local economic recovery and moderate tourist consumption, slightly dampened by a decline in revenue from lower energy and gasoline prices and harsh winter weather, and moderate growth in fiscal years 2016 through 2019 reflecting steady economic growth; (v) with respect to real property transfer tax, growth in fiscal year 2015, a decline in 2016, as the volume of large commercial transactions declines from the high levels of fiscal year 2015, and moderate growth in fiscal year 2017 through 2019, as the local economy stabilizes; (vi) with respect to mortgage recording tax, strong growth in 2015, a decline in 2016, as the volume of large commercial transactions drops from the high levels seen in 2015, moderate growth from fiscal years 2017 through 2019 as the interest rates begin to rise; and (vii) with respect to the commercial rent tax, moderate growth in fiscal year 2015, reflecting improving vacancy rates and asking rents as the local economy recovers from the impact of the national slowdown and contraction in office-using employment, and continuing growth through 2019, as the local office market recovers with employment gains.
Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City’s cash flow or revenues.
Federal and State Categorical Grants. The Financial Plan assumes that all existing federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs.
As of March 31, 2015, approximately 13.4% of the City’s full-time and full-time equivalent employees (consisting of employees of the mayoral agencies and the Department of Education (“DOE”) were paid by Community Development funds, water and sewer funds and from other sources not funded by unrestricted revenues of the City.
A major component of federal categorical aid to the City is the Community Development program. Pursuant to federal legislation, Community Development grants are provided to cities primarily to aid low and moderate income persons by improving housing facilities, parks and other improvements, by providing certain social programs and by promoting economic development. These grants are based on a formula that takes into consideration such factors as population, age of housing and poverty.
The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or federal governments. The general practice of the State and federal governments has been to deduct the amount of any disallowances against the current year’s payment, although in some cases the City remits payment for disallowed amounts to the grantor. Substantial disallowances of aid claims may be asserted during the course of the Financial Plan. The City estimates probable amounts of disallowances of recognized grant revenues and makes the appropriate adjustments to recognized grant revenue for each fiscal year. The amounts of such downward adjustments to revenue for disallowances attributable to prior years increased from $124 million in the 1977 fiscal year to $542 million in the 2006 fiscal year. The amount of such disallowance was $103 million and $114 million in fiscal years 2007 and 2008, respectively. There were no adjustments for estimated disallowances in fiscal years 2009 and 2010. In fiscal year 2011 the downward adjustment for disallowances was $113 million and in fiscal year 2012 an upward adjustment of $166 million was made, reflecting a reduced estimate of disallowances attributable to prior years as of June 30, 2012. In fiscal years 2013 and 2014 a downward adjustments of $59 million and $18 million, respectively, were made. As of June 30, 2014, the City had an accumulated reserve of $1.008 billion for all disallowances of categorical aid.
Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will decrease from an estimated level of 266,230 as of June 30, 2015 to an estimated level of 265,215 by June 30, 2019.
Other Fringe Benefits includes $2.068 billion, $2.197 billion, $2.346 billion, $2.557 billion and $2.719 billion in fiscal years 2015 through 2019, respectively, for OPEB expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis.
Projected expenditures reflects a contribution of $280 million in fiscal year 2015 to the Retiree Health Benefits Trust.
The Financial Plan reflects funding to cover the citywide cost of the collective bargaining patterns established in the agreement between the City and UFT, DC37 and the USOC. The UFT agreement and those subsequent agreements patterned on this agreement provide for the restructuring of increases that were previously granted to much of the municipal workforce, as four 2% increases in each of fiscal years 2015 through 2018. In addition, these agreements provide for five lump-sum payments which together approximate the wages that would have been paid to employees who worked throughout the period, and to those who worked part of the period and then retired from active service, had the settlement been reached during the 2008-2010 round. Of the total of such lump sum payments, 12.5% will be paid in each of fiscal years 2016 and 2018 and 25% will be paid in each of fiscal years 2019 through 2021. For the collective bargaining round covering the period 2010-2017, the agreements provide for wage increases of 0%, 1%, 1%, 1%, 1.5%, 2.5%, and 3%. For the UFT these occur in fiscal years 2012 through 2018, respectively. One-time $1,000 per person ratification payments were paid in calendar year 2014 and 2015. There are now collective bargaining agreements in place that follow this pattern with unions that cover all but 7,600 employees who were unsettled for the 2008-10 round.
In addition, the vast majority of City civilian employees who were settled for the 2008-2010 round are now covered by agreements patterned on the DC37 labor agreement which provided for wage increases equal to those received by the UFT in the last seven years of their agreement.
In December 2014, the City reached labor agreements with the USOC, which consists of eight uniformed superior officers unions, namely the Detective’s Endowment Association, the Lieutenants Benevolent Association, the Captains Endowment Association, the Uniformed Fire Officers Association, the Correction Captains Association, the Assistant Deputy and Deputy Wardens association, the Sanitation Officers Association, and the Sanitation Chiefs Association. These contracts, all of which are now ratified, cover approximately 12,000 uniformed force supervisory employees. These contracts provided, in addition to the DC37 pattern increases, an additional 1.0% wage increase in the 12th month of the contract and additional 0.12% of funding in the 4th year of the agreement. These agreements did not include the $1,000 lump sum payments included in the civilian settlements. Instead the unions used this and credits from other savings such as delaying wage increases, welfare fund contribution reduction, and annuity fund contribution reductions to pay for the right to cash out terminal leave (upon retirement they are given 30 days of such leave for each 10 years of service) in a lump sum. Currently, they are required to run out this time by remaining on the payroll. In addition to this benefit, some of the members of the USOC used these funding mechanisms to advance the first wage increase to the 7th month of the agreement. In February 2015, the City reached a labor agreement with the Sergeants Benevolent Association on terms generally consistent with the USOC agreement. This agreement has now been ratified. In May 2015, the City reached a labor agreement with the Uniformed Sanitationmen’s Association, Local 831, on terms generally consistent with the USOC agreement. The Financial Plan reflects the addition of $261 million, $137 million, $94 million, $143 million, and $171 million in fiscal years 2015 through 2019, respectively, to pay, principally, for the additional cost of these settlements applied to all uniformed force employees.
The Reserve for Collective Bargaining provides funding for all of the unsettled groups assuming: (i) the remaining groups unsettled through the 2008-2010 period will follow the UFT pattern; (ii) the rest of the unsettled civilian worker will receive the DC37 pattern; and (iii) that the unsettled uniformed employees will receive the uniformed pattern established by the USOC agreement.
The amounts in the Financial Plan reflect the offsets from the release of $1 billion of reserves from a health stabilization fund in fiscal year 2015 and health insurance savings of $400 million, $700 million, $1.0 billion, and $1.3 billion in fiscal years 2015 through 2018, respectively, which have been approved by the Municipal Labor Committee. The City has the right to enforce such health insurance savings through a binding arbitration process. If health insurance savings during the Financial Plan period are greater than $3.4 billion, the first $365 million of such additional savings is payable to union members as a one-time bonus or may be used for other purposes subject to negotiation. Any additional savings beyond such $365 million is to be divided equally between the City and the unions.
Other Than Personal Services Costs (“OTPS”). The Financial Plan contains estimates of the City’s administrative OTPS expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2015 and 2016 fiscal years. Thereafter, to account for inflation, administrative OTPS expenditures are projected to rise by 2.5% annually in fiscal years 2016 through 2019. Energy costs for each of the 2015 through 2019 fiscal years are assumed to vary annually, with total energy expenditures projected at $968 million in fiscal year 2015 and increasing to $1.1 billion by fiscal year 2019.
Public Assistance. The number of persons receiving benefits under cash assistance programs is projected to average 350,297 in fiscal year 2015 and remain at that level through the 2019 fiscal year. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $621 million, $582 million, $586 million, $586 million and $586 million in fiscal years 2015 through 2019, respectively.
Medical Assistance. Medical assistance payments projected in the Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care providers, pharmacies, managed care organizations, physicians and other medical practitioners. The City-funded portion of medical assistance payments is estimated at $6.3 billion for the 2015 fiscal year.

The City-funded portion of medical assistance payments is expected to decrease to $6.322 billion in fiscal year 2016 and remain at $6.322 billion annually in fiscal years 2017 through 2019. Such payments include the City’s capped share of local Medicaid expenditures as well as Supplemental Medicaid payments to HHC.
Health and Hospitals Corporation. HHC operates under its own section of the Financial Plan as a Covered Organization. The HHC financial plan projects City-funded expenditures of $318 million in fiscal year 2015 decreasing to $279 million in fiscal year 2019. City-funded expenditures include City subsidy, intra-City payments and grants.
On an accrual basis, HHC’s total receipts before implementation of the HHC gap-closing program are projected to be $8.6 billion, $8.5 billion, $8.5 billion, $8.2 billion and $8.2 billion in fiscal years 2015 through 2019, respectively. Total disbursements before implementation of the HHC gap-closing program are projected to be $9.0 billion in fiscal year 2015 increasing to $10.0 billion in fiscal year 2019. Significant changes have been and may continue to be made in Medicaid, Medicare and other third-party payor programs, which could have adverse impacts on HHC’s financial condition.
Other. The projections set forth in the Financial Plan for OTPS-Other include the City’s contributions to the New York City Transit (“NYCT”), the Housing Authority, the City University of New York and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims. In the past, the City has provided additional assistance to certain Covered Organizations which had exhausted their financial resources prior to the end of the fiscal year. No assurance can be given that similar additional assistance will not be required in the future.
New York City Transit. NYCT operates under its own section of the Financial Plan as a Covered Organization. The financial plan for NYCT covering its 2015 through 2018 fiscal years was prepared in February 2015. The NYCT fiscal year coincides with the calendar year. The NYCT financial plan projects City assistance to the NYCT operating budget of $358.9 million in 2015 increasing to $406.6 million in 2018, in addition to real estate transfer tax revenue dedicated for NYCT use of $722.5 million in 2015 increasing to $877.6 million in 2018.
The NYCT financial plan includes additional revenues from a fare increase in 2015, the impact of labor settlements, updated inflation assumptions and organizational changes that involve consolidating information technology across MTA agencies. After reflecting such revenues and changes, the NYCT financial plan projects $9.5 billion in revenues and $12.8 billion in expenses for 2015, leaving a budget gap of $3.3 billion. After accounting for accrual adjustments and cash carried over from 2014, NYCT projects operating budget surpluses of $118.9 million, $196.7 million and $40.1 million in 2015 through 2017, respectively. The NYCT financial plan projects an operating budget gap of $137.4 million in 2018.
In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the MTA’s twelve county service area. The PMT is currently expected to raise revenues for the MTA in the amount of $925.2 million in 2015, growing to $1.0 billion in 2018.
In September 2014, the MTA proposed the 2015-2019 Capital Program. The proposed plan includes $29.0 billion for all MTA agencies, including $17.1 billion to be invested in the NYCT core system, $1.6 billion for NYCT network expansion, and $39.1 million for NYCT security. To date, funding sources have been identified for only a portion of the proposed 2015-2019 Capital Program. On October 2, 2014, the State Capital Program Review Board (“CPRB”) vetoed the proposed program without prejudice to permit additional time to resolve issues related to fully funding the program. There can be no assurance that the proposed 2015-2019 Capital Program will be fully funded. If the MTA’s capital program is delayed or reduced, ridership and fare revenues may decline which could, among other things, impair the MTA’s ability to meet its operating expenses without additional assistance.
The MTA Board approved the 2010-2014 Capital Program in April 2010 and the CPRB approved the first two years of it on June 2, 2010 because the MTA had identified funding for only the first two years of the program. The CPRB vetoed the last three years of the program without prejudice to permit the MTA additional time to resolve the funding issues. The MTA Board approved the amended 2010-2014 Capital Program in December 2011 and the CPRB approved it on March 27, 2012. The plan includes $22.2 billion for all MTA agencies, including $11.6 billion to be invested in the NYCT core system, $1.9 billion for NYCT network expansion, and $200 million for security. Due to damages caused by Hurricane Sandy on October 29, 2012, the MTA Board approved a revised 2010-2014 Capital Program in December 2012, that includes $4.0 billion in additional capital funds, of which $3.4 billion is for the NYCT. On August 27, 2013 the CPRB approved an amendment to the 2010-2014 Capital Program which added $5.7 billion for mitigation projects, of which $5.0 billion is for the NYCT. This amendment increased the total amount of the 2010-2014 Capital Program to $31.9 billion. On September 3, 2014, the CPRB approved another amendment to the 2010-2014 Capital Program which reallocated funding among MTA agencies. This amendment decreased Sandy mitigation funding for NYCT by $223.6 million, while the overall program amount remains unchanged. The 2010-2014 Capital Program follows the 2005-2009 Capital Program, which provided approximately $17.1 billion for NYCT.
Department of Education. State law requires the City to provide City funds for the DOE each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.
Certain Reports. Set forth below are the summaries of the most recent reports of the City Comptroller, OSDC and the staff of the Control Board. These summaries do not purport to be comprehensive or definitive.
On March 4, 2015, the City Comptroller released a report entitled “Comments on New York City’s Preliminary Budget for Fiscal Year 2016 and Financial Plan for Fiscal Years 2015-2019.” In the report, the City Comptroller identified net additional revenues for fiscal years 2015 through 2019, which when added to the results projected in the February Financial Plan, would result in surpluses of $1.07 billion and $509 million in fiscal years 2015 and 2016, respectively, and gaps of $173 million, $697 million and $796 million in fiscal years 2017 through 2019, respectively. The differences from the February Financial Plan projections result in part from the City Comptroller’s net expenditure projections which are lower by $764 million in fiscal year 2015, and higher by $244 million, $220 million, $222 million and $222 million in fiscal years 2016 through 2019, respectively, as a result of: (i) increased overtime expenditures of $76 million and $174 million in fiscal years 2015 and 2016, respectively, and $100 million in each of fiscal years 2017 through 2019; (ii) uncertainty of Medicaid reimbursement for special education services of $60 million in fiscal year 2015 and $80 million in each of fiscal years 2016 through 2019; (iii) decreased State support for full-day universal pre-kindergarten of $40 million in each of fiscal years 2016 and 2017 and $42 million in each of fiscal years 2018 and 2019; (iv) decreased debt service relating to variable rate debt of $100 million and $50 million in fiscal years 2015 and 2016, respectively, due to the low interest rate environment; (v) a decrease of $300 million in fiscal year 2015 general reserve; and (vi) a net reduction in prior-year expense estimates of $500 million in fiscal year 2015. The differences from the February Financial Plan also result from the City Comptroller’s revenue projections. The report estimates that (i) property taxes will be higher by $113 million, $320 million, $210 million and $1.05 billion in fiscal years 2016 through 2019, respectively; (ii) personal income taxes will be higher by $232 million, $424 million, $542 million, $559 million and $517 million in fiscal years 2015 through 2019, respectively; (iii) business tax revenues will be lower by $50 million, $53 million and $25 million in fiscal years 2015, 2016 and 2017, respectively, and higher by $60 million and $50 million in fiscal years 2018 and 2019, respectively; (iv) sales tax revenues will be higher by $21 million, $33 million, $30 million and $20 million in fiscal years 2016 through 2019, respectively; (v) real-estate related tax revenues will be higher by $117 million, $228 million, $219 million and $36 million in fiscal years 2015 through 2018, respectively, and lower by $137 million in fiscal year 2019; and (vi) speed camera revenues will be higher by $5 million, $20 million and $6 million in fiscal years 2015, 2016 and 2017, respectively.
The City Comptroller expects to issue a report in early June 2015, which will comment on the fiscal year 2016 Executive Budget and the Financial Plan. The report will present the Comptroller’s evaluation of the assumptions and methodologies underlying the fiscal year 2016 Executive Budget and the Financial Plan and identify risks and offsets to the fiscal year 2016 Executive Budget and the Financial Plan.
On March 4, 2015, the OSDC released a report on the February Financial Plan. The report states that the February Financial Plan incorporates the fiscal year 2016 preliminary budget and developments during the first half of the current fiscal year, including the City’s increased tax revenue forecast and savings from a reduction in planned debt service payments and pension contributions. As a result, the February Financial Plan reflects smaller out-year gaps than the City previously projected. The report notes that new labor agreements were reached with more than three-quarters of the City’s workforce, and the February Financial Plan increases the reserve for collective bargaining to provide uniformed employees with a wage increase of 11 percent over seven years, one percentage point more than the pattern for civilian employees. However, the report also notes that HHC and NYCHA are still facing financial difficulty and have required financial assistance from the City. The report concludes that the City’s budget continues to benefit from an improving economy and a surplus is likely to grow as the fiscal year progresses.
The OSDC report quantifies certain risks and offsets to the February Financial Plan. The report identifies net additional resources of $400 million and $270 million in fiscal years 2015 and 2016, and $120 million in each of fiscal years 2017 through 2019, respectively. When combined with the results projected in the February Financial Plan, the report estimates budget surpluses of $400 million and $270 million in fiscal years 2015 and 2016 and budget gaps of $928 million, $1.25 billion and $1.95 billion in fiscal years 2017 through 2019, respectively. The risks to the February Financial Plan identified in the report include: (i) decreased Medicaid reimbursement for services provided by DOE to students with special needs of $50 million in fiscal year 2015, and $80 million in each of fiscal years 2016 through 2019; and (ii) $50 million in fiscal year 2015 and $100 million in each of fiscal years 2016 through 2019 in increased uniformed services overtime costs. The report identifies (i) additional tax revenues of $250 million and $450 million in fiscal years 2015 and 2016, respectively, and $300 million in each of fiscal years 2017 through 2019; and (ii) reduced prior year payables of $250 million in fiscal year 2015. The OSDC report also states that the February Financial Plan includes a general reserve of $300 million in fiscal year 2015 and $750 million in each of the fiscal years 2016 through 2019, which if not needed, could be used to help close projected budget gaps. Moreover, $2.4 billion in the Retiree Health Benefits Trust could be used to close projected budget gaps, if needed.
The staff of the OSDC expects to release a report in mid-June 2015. The report will present the OSDC’s evaluation of the assumptions and methodologies underlying the Financial Plan and identify risks and offsets to the Financial Plan.
On March 24, 2015, the staff of the Control Board issued a report on the February Financial Plan. The report states that the City has increased its revenue projections by $1.1 billion, due primarily to the strength of nonproperty tax collections, which the City projects to grow 12.1%. The report notes that Control Board projects even higher growth in nonproperty taxes. The report states that the City remains concerned regarding the potential Federal Reserve action to raise interest rates, and has addressed this by maintaining a historic high level in the general reserve. The report also mentions that the City is anticipating a ten-year capital project totaling approximately $67.7 billion. This reflects an increase of $14 billion, primarily in the areas of education and housing. The only major risk identified by the Control Board is the continued underfunding of uniformed services overtime. The report identifies certain additional resources and risks to the February Financial Plan. The report identifies net additional resources of $529 million, $371 million, $151 million, $55 million and $5 million in fiscal years 2015 through 2019, respectively, resulting in estimated surpluses of $529 million and $371 million in fiscal years 2015 and 2016, respectively, and estimated gaps of $897 million, $1.32 billion and $2.07 billion in fiscal years 2017 through 2019, respectively. Such net additional resources and risks result from (i) increased property taxes of $275 million, $150 million, $100 million and $50 million in fiscal years 2016 through 2019, respectively; (ii) increased nonproperty taxes of $400 million and $300 million in fiscal years in fiscal years 2015 and 2016, respectively, and $250 million in each of fiscal years 2017 through 2019; (iii) increased miscellaneous revenue of $125 million in each of fiscal years 2016 through 2019; (iv) increased prior year payables of $300 million in fiscal year 2015; (v) decreased savings from the police department program to decrease overtime expenses of $50 million in each of fiscal years 2015 through 2019; and (vi) increased uniformed services overtime expenses of $121 million, $279 million, $324 million, $370 million and $370 million in fiscal years 2015 through 2019, respectively.
The Control Board expects to release a report on the Financial Plan on or about June 11, 2015.
Outstanding General Obligation Indebtedness. As of March 31, 2015, approximately $39 billion of City general obligation bonds were outstanding.
As of March 31, 2015, $3 billion aggregate principal amount of Hudson Yards Infrastructure Corporation (“HYIC”) bonds were outstanding. Such bonds were issued to finance the extension of the Number 7 subway line and other public improvements. They are secured by and payable from payments in lieu of taxes and other revenues generated by development in the Hudson Yards area. To the extent such payments in lieu of taxes and other revenues are insufficient to pay interest on the HYIC bonds, the City has agreed to pay the amount of any shortfall in interest on such bonds, subject to appropriation. The Financial Plan provides approximately $28 million in fiscal year 2015, $0 in fiscal years 2016 and 2017, $66 million in fiscal year 2018 and $98 million in fiscal year 2019 for such interest support payments. The City has no obligation to pay the principal of such bonds.
Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2016 through 2025, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt)

at approximately $14.4 billion. The City’s Capital Commitment Plan for fiscal years 2015 through 2019 reflects total anticipated City-funded water and sewer commitments of $10.0 billion which are expected to be financed with the proceeds of Water Authority debt.
New York City Transitional Finance Authority. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The TFA expects to issue $1.50 billion, $494 million, $281 million $299 million and $270 million of Building Aid Revenue Bonds in fiscal years 2015 through 2019, respectively.
Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Ten-Year Capital Strategy for fiscal years 2016 through 2025 totals $83.8 billion, of which approximately 90% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.
Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to: actions commenced and claims asserted against the City arising out of alleged constitutional violations; torts; breaches of contract; other violations of law; and condemnation proceedings.
As of June 30, 2014 and 2013, claims in excess of $1.139 trillion and $840 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $6.9 billion and $6.2 billion respectively.
Tax Risks Associated with Municipal Securities.  As with any investment, you should consider how your investment in shares of each Municipal Bond Fund will be taxed. The tax information in the relevant Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of each Municipal Bond Fund.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when each Municipal Bond Fund makes distributions or you sell Municipal Bond Fund shares.
In response to the recent national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt.
U.S. Economic Trading Partners Risk.  The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, the country or countries in which a Fund invests. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. The U.S. economy has recently experienced very difficult conditions and volatility, as well as significant adverse trends. While government intervention and recent legislation has been enacted to improve the U.S. economy, the recovery has been fragile and modest. A decrease in U.S. imports, new trade and financial regulations, changes in the U.S. dollar exchange rate or an economic slowdown in the United States may have a material adverse effect on a country’s economic conditions and, as a result, securities to which a Fund has exposure.

U.S. Treasury Obligations Risk.  Certain of the Funds invest in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations typically offer lower interest rates than other obligations. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.
The total public debt of the United States as a percent of gross domestic product has grown rapidly since the beginning of the recent financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.
On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from a AAA rating to AA+. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by Standard & Poor's Ratings Services may cause the value of a Fund's U.S. Treasury obligations to decline.
Valuation Risk.  In certain circumstances, a Fund’s securities may be valued using techniques other than market quotations. The value established for a security may be different from what would be produced through the use of another methodology or if the value had been priced using market quotations. Securities that are valued using methods other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a security for the value established for it at any time, and it is possible that a Fund could incur a loss if a security is sold for less than its established value.
Risk of Investing in Mid-Capitalization Companies.  Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Funds to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Risk of Investing in Small-Capitalization Companies.  Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore a Fund's share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Funds to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of large-capitalization companies and are more susceptible to adverse developments concerning their products.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war; in the recent past, these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by a relevant Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which a Fund has exposure.
Risk of Investing in Central and South America.   The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
The governments of certain countries in Central and South America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which the Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Central and South America. Some countries in Central and South America may be affected by public corruption and crime, including organized crime.
Certain countries in Central and South America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Central and South America in which the Fund invests may have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. The Fund may be adversely affected if it invests in such issuers.
Risk of Investing in Eastern Europe.  Investing in the securities of issuers located or operating in Eastern Europe is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled.
Many Eastern European countries continue to move toward market economies at different paces with different characteristics. Most Eastern European securities markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and Ukraine beginning in 2014. Eastern European economies may also be particularly susceptible to changes in the international credit markets due to their reliance on bank related inflows of capital. The global economic crisis has restricted international credit supplies, and several Eastern European economies have faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit.
Risk of Investing in Emerging Markets.  Certain of the Funds may invest in securities of issuers domiciled in emerging market countries.  Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
A Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Risk of Investing in Europe.  Investing in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the EU, which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession among EU member countries may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Risk of Investing in North America.  A decrease in imports or exports, changes in trade regulations and/or an economic recession in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which a Fund invests.
The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities, including securities held by a Fund.
Risk of Investing in the United States.  Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. In addition, high public debt in the United States has contributed to ongoing and systemic market risks. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. The further withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Funds have exposure.
Risk of Investing in the Basic Materials Industry Group.  Issuers in the basic materials industry group could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Companies in the basic materials industry group may be subject to swift fluctuations in supply and demand. Fluctuations may be caused by events relating to political and economic developments, the environmental impact of basic materials operations, and the success of exploration projects. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials industry group are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations, tax and government regulations related to changes to, among other things, energy and environmental policies.
Risk of Investing in the Capital Goods Industry Group.  The capital goods industry group may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods industry group depends heavily on corporate spending. The capital goods industry group may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry group. This industry group may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.

Risk of Investing in the Consumer Cyclical Industry.  A Fund may invest in consumer cyclical companies, which rely heavily on the business cycle and economic conditions. Consumer cyclical companies include automotive manufacturers, retail companies, and housing. The consumer cyclical industry can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Services Industry.  The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, and other factors that a company cannot control. These companies may also lack resources and have limited business lines. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in certain energy markets or the markets as a whole. If an energy company in a Fund's portfolio becomes distressed, the Fund could lose all or a substantial portion of its investment.
The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and bans on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.

Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
Patents have a limited duration and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, causing the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, resulting in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. These laws and proposals may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans.
Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Information Technology Sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
Risk of Investing in the Oil and Gas Industry.  Companies in the oil and gas industry are strongly affected by the levels and volatility of global energy prices, oil and gas supply and demand, government regulations and policies, oil and gas production and conservation efforts and technological change. The oil and gas industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of key energy-consuming countries. Disruptions in the oil sub-industry or shifts in energy consumption may significantly impact companies in this industry. For instance, significant oil and gas deposits are located in emerging market countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. In addition, the Middle East, where many companies in the oil and gas industry may operate, has recently experienced widespread social unrest. Oil and gas companies operate in a highly competitive industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Transportation Industry Group.  Municipal securities include, among others, bonds payable from fuel taxes and tolls for municipal toll roads, as well as general airport bonds. Issuers in the transportation industry group can be significantly affected by economic changes, fuel prices, labor relations, and insurance costs. Municipal securities that are issued to finance a particular transportation project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project can result in lower revenues to the issuer of the municipal securities. Other risk factors that may affect the transportation industry group include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions.
Risk of Investing in the Utilities Sector.  Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Municipal securities that are issued to finance a particular utility project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular utility project can result in lower revenues to the issuer of the municipal securities. Certain utilities are subject to specific risks. Gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
Proxy Voting Policy
The Trust has adopted proxy voting policies for each Fund that incorporate and amplify the proxy voting guidelines of BFA, the investment adviser to each Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by each Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	When a director has committed himself or herself to service on more than four public company boards (but no more than six public company boards in most circumstances), a Fund will consider such director’s individual circumstances in determining whether the director will be able to commit sufficient focus and time to a particular company;
•	Each Fund generally defers to an issuer’s choice of auditors so long as the corporate auditors represent the interests of shareholders and provide an independent view of the propriety of financial reporting decisions of management;
•	Each Fund generally favors disclosure of a company’s compensation and benefits policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a company’s board of directors;

•	Each Fund generally expects to support capital structure requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive;
•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.
Information with respect to how BFA voted proxies relating to the Funds' portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below, and certain information may be provided to personnel of BFA and its affiliates who manage funds that invest a significant percentage of their assets in shares of the Fund for the purpose of facilitating risk management and hedging activities; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information or transactional services.
Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including market makers and Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market or evaluating such potential transactions. This information typically reflects each Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of the Funds' investment adviser, the Distributor and their affiliates, and the administrator, custodian and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder. In addition, each Fund discloses its fixed income and/or equity portfolio holdings daily at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide such information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance Standards for the Underlying Indexes
The Barclays Indexes
The Barclays Indexes are maintained by Barclays Capital Inc. or its affiliates (“Barclays”), which is not affiliated with BFA. BFA will have no role in maintaining the Underlying Indexes.
Barclays U.S. 1-3 Year Credit Bond Index
Number of Components: approximately 1,169
Index Description. The Barclays U.S. 1-3 Year Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.
Index Methodology. The Underlying Index includes investment-grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. 1-3 Year Treasury Bond Index
Number of Components: approximately 96
Index Description. The Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.
Index Methodology. The Underlying Index includes all publicly-issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment-grade (must be Baa3/BBB- or higher using the middle rating of Moody’s, Standard & Poor’s Ratings Services, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes (“TINs”), state and local government series bonds (“SLGs”), and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.

Barclays U.S. 3-7 Year Treasury Bond Index
Number of Components: approximately 97
Index Description. The Barclays U.S. 3-7 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.
Index Methodology. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, and SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. 7-10 Year Treasury Bond Index
Number of Components: approximately 17
Index Description. The Barclays U.S. 7-10 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.
Index Methodology. The Underlying Index includes all publicly-issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years, are rated investment-grade (must be Baa3/BBB- or higher using the middle rating of Moody’s, Standard & Poor’s Ratings Services, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. 10-20 Year Treasury Bond Index
Number of Components: approximately 14
Index Description. The Barclays U.S. 10-20 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.
Index Methodology. The Underlying Index includes all publicly-issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. 20+ Year Treasury Bond Index
Number of Components: approximately 29
Index Description. The Barclays U.S. 20+ Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.
Index Methodology. The Underlying Index includes all publicly-issued, U.S. Treasury securities that have a remaining maturity of 20 or more years, are rated investment-grade (must be Baa3/BBB- or higher using the middle rating of Moody’s, Standard & Poor’s Ratings Services, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. Agency Bond Index
Number of Components: approximately 632

Index Description. The Barclays U.S. Agency Bond Index measures the performance of the agency sector of the U.S. government bond market and is comprised of investment-grade U.S. dollar-denominated bonds or debentures issued by government and government-related agencies, including Fannie Mae and Freddie Mac. The Underlying Index includes both callable and non-callable securities that are publicly issued by U.S. government agencies and quasi-federal corporations (as described under Index Methodology below), and corporate or foreign debt guaranteed by the U.S. government. In addition, the securities in the Underlying Index must be fixed-rate and non-convertible and have $250 million or more of outstanding face value. As of December 31, 2014, the largest issues within the Underlying Index were Fannie Mae, Freddie Mac and FHLB, with a composite market value weight in the Underlying Index of approximately 35.67%, 31.39% and 21.31% respectively.
Index Methodology. The Underlying Index measures the performance of both callable and non-callable U.S. dollar-denominated government agency debentures, including securities of the following categories:
•	government guaranteed securities: issuances that carry direct guarantees from the U.S. federal government;
•	government owned, not guaranteed, securities (“quasi-federal corporations”): issuances of entities that are partially or wholly owned by the U.S. government but carry no explicit guarantee of repayment; and
•	government sponsored securities: issuances of entities that carry out government policies and benefit from implied involvement of central governments, such as by benefiting from certain government subsidies, credit provisions, or other government support.
The Underlying Index is market value weighted and the securities in the Underlying Index are updated on the last business day of each month.
The Underlying Index represents the U.S. Agency portion of the Barclays U.S. Aggregate Bond Index, whose eligible universe is defined by total market issuance, meeting the selection criteria mentioned above.
Index Maintenance. The Underlying Index constituents are reset on the last business day of each month and remain static throughout the month. The universe of Underlying Index constituents adjust for securities that become ineligible for inclusion in an Underlying Index during the month (e.g., because of downgrades or called bonds) or for issues that are newly eligible (e.g., up-grades or newly issued bonds) on the last business day of each month. The Barclays Indexes are valued using end of day bid side prices, as marked by Barclays. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Barclays Indexes are calculated once a day and are available from major data vendors.
Barclays U.S. Aggregate Bond Index
Number of Components: approximately 9,079
Index Description. The Barclays U.S. Aggregate Bond Index represents the securities of the total U.S. investment-grade bond market.
Index Methodology. The Underlying Index provides a measure of the performance of the U.S. investment-grade bond market, which includes investment-grade (must be Baa3/BBB- or higher using the middle rating of Moody’s, Standard & Poor’s Ratings Services, and Fitch) U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Underlying Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity, with the exception of amortizing securities such as asset-backed and mortgage-backed securities, which have lower minimum thresholds as defined by the index provider. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, non-convertible, and taxable. Certain types of securities, such as SLGs, are excluded from the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month
Barclays U.S. Credit Bond Index
Number of Components: approximately 6,012

Index Description. The Barclays U.S. Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year.
Index Methodology. The Underlying Index includes investment-grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. Government/Credit Bond Index
Number of Components: approximately 6,897
Index Description. The Barclays U.S. Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year.
Index Methodology. The Underlying Index includes U.S. government and investment-grade U.S. credit securities that have greater than or equal to one year remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. Intermediate Credit Bond Index
Number of Components: approximately 4,058
Index Description. The Barclays U.S. Intermediate Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.
Index Methodology. The Underlying Index includes investment-grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than ten years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. Intermediate Government/Credit Bond Index
Number of Components: approximately 4,854
Index Description. The Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than ten years.
Index Methodology. The Underlying Index includes U.S. government and investment-grade U.S. credit securities that have greater than or equal to one year and less than ten years remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.

Barclays U.S. Long Credit Index
Number of Components: approximately 2,006
Index Description. The Barclays U.S. Long Credit Index measures the performance of long-term, investment-grade U.S. corporate bonds and U.S. dollar denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years.
Index Methodology. The Underlying Index includes publicly-issued debt of U.S. corporations and U.S. dollar-denominated, publicly issued debt of non-U.S. corporations, non-U.S. government debt and supranational debt. The securities in the Underlying Index have $250 million or more par amount outstanding, and have at least 10+ years to final maturity regardless of optionality. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and have a fixed rate, although they can carry a coupon that steps-up or changes according to a predetermined schedule, and must be rated investment grade (Baa3/BBB-/BBB-) or higher using the middle rating of Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch, Inc. after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower (“more conservative”) rating is used. When a rating from only one agency is available, it is used to determine index eligibility. The Underlying Index is market-capitalization weighted and is rebalanced on the last business day of each month. As of December 31, 2014, the Underlying Index consisted of 2,006 U.S. dollar-denominated issues of supranational and national entities of, and corporate entities whose principal place of business is in, the following countries or regions: Australia, Belgium, Brazil, Canada, Chile, China, Colombia, Finland, France, Germany, Ireland, Israel, Italy, Mexico, Netherlands, Norway, Panama, Peru, Philippines, South Africa, South Korea, Spain, Sweden, Switzerland, Turkey, the United Kingdom, the United States and Uruguay.
Barclays U.S. MBS Index
Number of Components: approximately 404
Index Description. The Barclays U.S. MBS Index measures the performance of investment-grade mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. As of December 31, 2014, there were 404 issues in the Underlying Index.
Index Methodology. The Underlying Index includes fixed-rate securities issued by Ginnie Mae, Freddie Mac, and Fannie Mae that have 30-, 20-, 15-year maturities, as well as hybrid ARMs. All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization weighted, and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. Short Treasury Bond Index
Number of Components: approximately 68
Index Description. The Barclays U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.
Index Methodology. The Underlying Index includes all publicly-issued, U.S. Treasury securities that have a remaining maturity of between one and 12 months, and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. Universal 10+ Year Index
Number of Components: approximately 2,525
Index Description. The Barclays U.S. Universal 10+ Year Index measures the performance of U.S. dollar-denominated bonds that are rated either investment grade or high-yield with remaining maturities greater than ten years.
Index Methodology. The Underlying Index includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade and high yield U.S. corporate bonds, Eurodollar bonds, bonds registered with the SEC or exempt from registration at the time of issuance, or offered pursuant to Rule 144A with or without registration rights (“Rule 144A Bonds”) and U.S. dollar-denominated emerging market bonds. The Underlying Index is a subset of the Barclays U.S. Universal Index. The securities in the Underlying Index have at least 10 years remaining to maturity, or at least 10 years remaining to the first call date in the case of callable perpetual securities. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and be non-convertible. Excluded from the Underlying Index are tax-exempt municipal securities, coupon issues that have been stripped from bonds, structured notes, private placements (excluding Rule 144A Bonds) and bonds denominated in euros. The Underlying Index is market-capitalization weighted and is rebalanced on the last day of the month.
The investment-grade securities in the Underlying Index have $250 million or more par amount outstanding and the high yield securities have $150 million or more par amount outstanding. The U.S. dollar-denominated emerging market bonds in the Underlying Index have $500 million or more at the security level and corporate issuers have $1 billion or more in outstanding debt. The SEC Rule 144A issues in the Underlying Index have $250 million or more par amount outstanding.
The Markit iBoxx Indexes
Markit iBoxx® USD Liquid High Yield Index
Number of Components: approximately 968
Index Description. The Markit iBoxx® USD Liquid High Yield Index measures the performance of the liquid high yield corporate bond market. As of December 31, 2014, the Underlying Index is a rules-based index consisting of approximately 968 liquid high yield, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.
Index Methodology. The Underlying Index is a subset of a broader high yield universe of sub- investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds using defined rules. The bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in the countries classified as developed markets by the index provider; (ii) have an average rating of sub-investment grade. Ratings from Fitch, Moody's or Standard & Poor’s Ratings Services are considered. If more than one agency provides a rating, the average rating is attached to the bond; (iii) are from issuers with at least $1 billion of outstanding face value (iv) are bond issues with at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; and; (vi) have at least one year remaining to maturity.
Component Selection Criteria. Eligible bonds are chosen by applying the eligibility rules listed above. The Underlying Index is a modified market value weighted index with a cap on each issuer at 3%. There is no maximum number of bond issues per issuer eligible, but to avoid an over-concentration in any single-issuer, the methodology caps single-issuer exposure to no more than 3% of the index weight, calculated on the last business day of each month. The Underlying Index is updated monthly on the last business day of each month.
Markit iBoxx® USD Liquid Investment Grade Index
Number of Components: approximately 1,290
Index Description. The Markit iBoxx® USD Liquid Investment Grade Index measures the performance as of December 31, 2014, of approximately 1,290 highly liquid investment-grade corporate bonds. The Underlying Index is a rules-based index consisting of highly liquid, investment-grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.
Index Methodology. The Underlying Index is a subset of the Markit iBoxx USD Corporate Bond Index, an index of 4,259 investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in the countries classified as developed markets by the index provider; (ii) have an average rating of investment grade. Ratings from Fitch, Moody’s, or Standard & Poor’s Ratings Services are considered. If more than one agency provides a rating, the average rating is attached to the bond; (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.
Component Selection Criteria. Eligible bonds are chosen by applying the eligibility rules listed above. The Underlying Index is a modified market value weighted index with a cap on each issuer at 3%. The number of bonds in the Underlying Index may change and there is no constraint on the number of index constituents. There is no maximum number of bond issues per issuer eligible, but to avoid an over-concentration in any single-issuer, the methodology caps single-issuer exposure to no more than 3% of the index weight, calculated on the last business day of each month. The Underlying Index is updated monthly on the last business day of each month.
The composition of the Underlying Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Underlying Index, but that no longer satisfy all the criteria at month-end, will be removed from the Underlying Index. If a bond becomes eligible in the middle of the month, it will still need to satisfy the criteria at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Underlying Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.
Markit® and iBoxx® are registered trademarks of Markit Group Limited and Markit Indices Limited, respectively. The methodologies of the iBoxx® indexes are owned by Markit Indices Limited and may be covered by one or more patents or pending patent applications.
The S&P Indexes
Issue Changes. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by an S&P Dow Jones Indices LLC (“SPDJI”) Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P index staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.
Index Maintenance. Maintaining the S&P Indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs.
Index Availability. Most S&P Fixed-Income Indexes are calculated at the end of the business day. All S&P Indexes are available from major data vendors.
S&P California AMT-Free Municipal Bond IndexTM
Number of Components: approximately 1,845
Index Description. The S&P California AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market-value weighted index designed to measure the performance of the investment-grade California sector of the U.S. municipal bond market. As of December 31, 2014, the Underlying Index consisted of 1,845 bonds, with a total market value of $141.9 billion. The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond IndexTM and represented approximately 22.1% of the weight of the S&P National AMT-Free Municipal Bond IndexTM as of December 31, 2014.
Index Methodology. To be included in the Underlying Index, bonds must meet all of the following criteria: (i) the bond issuer is from a California State or local government or agency whose interest payments are exempt from U.S. federal and California State income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s, or BBB- by Fitch. A bond must be rated by at least one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment-grade; (iv) each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last business day of each month (“Rebalancing Reference Date”); and (v) as of the last business day of each month (“Rebalancing Date”), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. “Business Day” is defined as any day that U.S. municipal bonds are traded, as determined by the Securities Industry and Financial Markets Association (“SIFMA”) and/or the New York Stock Exchange (“NYSE”). Bonds

that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no one issuer can represent more than 25% of the weight of the Underlying Index; and individual issuers that represent at least 5% of the weight of the Underlying Index cannot account for more than 50% of the weight of the Underlying Index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.
Component Selection Criteria. Eligible bonds are approved by the SPDJI Index Committee who oversees the management of the Underlying Index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.
Index Maintenance. The Underlying Index is a market-value weighted index. S&P 's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by S&P. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in S&P's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The SPDJI Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three business days prior to the last business day of the month (the “Announcement Date”). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a business day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; or (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.
S&P National AMT-Free Municipal Bond IndexTM
Number of Components: approximately 9,906
Index Description. The S&P National AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market-value weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. As of December 31, 2014, the Underlying Index consisted of 9,906 bonds, with a total market value of $642.5 billion.
Index Methodology. In order for a bond to be classified as eligible for inclusion in the Underlying Index, a bond must meet all of the following criteria: (i) the bond issuer is a state or local government or agency such that interest on each bond is exempt from U.S. federal income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; and (iii) the bond must have a rating of at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s, or BBB- by Fitch. A bond must be rated by at least one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment-grade; (iv) each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last Business Day of each month (“Rebalancing Reference Date”); and (v) as of the last Business Day of each month (“Rebalancing Date”), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. “Business Day” is defined as any day that U.S. municipal bonds are traded, as determined by the SIFMA and/or the NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no one issuer can represent more than 25% of the weight of the Underlying Index; and individual issuers that represent at least 5% of the weight of the Underlying Index cannot account for more than 50% of the weight of the Underlying Index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.

Component Selection Criteria. Eligible bonds are approved by the SPDJI Index Committee who oversees the management of the Underlying index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.
Index Maintenance. The Underlying Index is a market-value weighted index. S&P's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by S&P. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in S&P's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The SPDJI Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three Business Days prior to the last business day of the month (the “Announcement Date”). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.
S&P New York AMT-Free Municipal Bond IndexTM
Number of Components: approximately 1,898
Index Description. The S&P New York AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market-value weighted index designed to measure the performance of the investment-grade New York sector of the U.S. municipal bond market. As of December 31, 2014, the Underlying Index consisted of 1,898 bonds, with a total market value of $129.3 billion. The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond IndexTM and represented approximately 19.9% of the weight of the S&P National AMT-Free Municipal Bond IndexTM as of December 31, 2014.
Index Methodology. To be included in the Underlying Index, bonds must meet all of the following criteria: (i) the bond issuer is from New York State or a local government or agency whose interest payments are exempt from U.S. federal and New York state income taxes and the federal AMT, as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s, or BBB- by Fitch. A bond must be rated by at least one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment-grade; (iv) each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last Business Day of each month (“Rebalancing Reference Date”); and (v) as of the last Business Day of each month (“Rebalancing Date”), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. “Business Day” is defined as any day that U.S. municipal bonds are traded, as determined by the SIFMA and/or the NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no one issuer can represent more than 25% of the weight of the Underlying Index; and individual issuers that represent at least 5% of the weight of the Underlying Index cannot account for more than 50% of the weight of the Underlying Index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.
Component Selection Criteria. Eligible bonds are approved by the SPDJI Index Committee who oversees the management of the Underlying Index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.

Index Maintenance. The Underlying Index is a market-value weighted index. S&P's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by S&P. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in S&P's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The SPDJI Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three Business Days prior to the last business day of the month (the “Announcement Date”). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.
S&P Short Term National AMT-Free Municipal Bond IndexTM
Number of Components: approximately 2,572
Index Description. The S&P Short Term National AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market-value weighted index designed to measure the performance of the short-term investment-grade U.S. municipal bond market. As of December 31, 2014, the Underlying Index consisted of 2,572 issues, with a total market value of $143.4 billion. The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond IndexTM and represented approximately 22.3% of the weight of the S&P National AMT-Free Municipal Bond IndexTM as of December 31, 2014.
Index Methodology. In order for a bond to be classified as eligible for inclusion in the Underlying Index, a bond must meet all of the following criteria: (i) the bond issuer is a state or local government or agency such that interest on the bond is exempt from U.S. federal income taxes and the federal AMT, as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s, or BBB- by Fitch. A bond must be rated by at least one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment-grade; (iv) each bond in the index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, a bond must maintain a minimum par amount greater than or equal to $25 million as of seven days prior to last Business Day of each month (“Rebalancing Reference Date”); and (v) as of the last Business Day of each month (“Rebalancing Date”), the bond must have a remaining term to maturity and/or pre-refunded or call date that is less than or equal to five years and greater than or equal to one calendar month. “Business Day” is defined as any day that U.S. municipal bonds are traded, as determined by SIFMA and/or NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no one issuer can represent more than 25% of the weight of the Underlying Index; and individual issuers that represent at least 5% of the weight of the Underlying Index cannot account for more than 50% of the weight of the Underlying Index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.
Index Maintenance. The Underlying Index is a market-value weighted index. S&P's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by S&P. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in S&P's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The SPDJI Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three Business Days prior to the last business day of the month (the “Announcement Date”). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.
Changes in Circumstances Affecting Index Use. If, in the future, a Fund’s Underlying Index is discontinued by its Index Provider or the Trustees determine that it would not be beneficial to shareholders for the Fund to continue operations using its Underlying Index, the Trustees may change the Underlying Index as described in the Investment Limitations section of this SAI or cause a Fund to effect a merger or reorganization with another Fund. To the extent permitted by law, such change or merger or reorganization may be effected without a vote of shareholders.
Investment Limitations
Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval. The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.
The iShares 1-3 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core U.S. Aggregate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF will not:
1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies). (Notwithstanding the foregoing, the iShares Core U.S. Aggregate Bond ETF may purchase or sell mortgage pass-through securities, commercial mortgage-backed securities and real estate mortgages.)
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
The iShares 1-3 Year Credit Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 10+ Year Credit Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares Agency Bond ETF, iShares California AMT-Free Muni Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares

MBS ETF, iShares National AMT-Free Muni Bond ETF, iShares New York AMT-Free Muni Bond ETF, iShares Short-Term National AMT-Free Muni Bond ETF and iShares Short Treasury Bond ETF will not:
1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to the fundamental policy relating to senior securities set forth in (3) above for all Funds, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.
BFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:
•	The frequency of trades and quotes for the security;
•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
•	Dealer undertakings to make a market in the security; and
•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
Under normal circumstances, each of the iShares National AMT-Free Muni Bond ETF and the iShares Short-Term National AMT-Free Muni Bond ETF will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax, including AMT. Additionally, under normal circumstances, the iShares California AMT-Free Muni Bond ETF will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax, including AMT, and California income tax. Additionally, under normal circumstances, the iShares New York AMT-Free Muni Bond ETF will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax, including AMT, and New York income tax. These policies are fundamental policies of iShares National AMT-Free Muni Bond ETF, iShares Short-Term National AMT-Free

Muni Bond ETF, iShares California AMT-Free Muni Bond ETF and iShares New York AMT-Free Muni Bond ETF and may not be changed without a vote of a majority of each Fund’s outstanding voting securities, as defined in the 1940 Act. Each Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index and in TBA transactions with respect to the percentage of the Underlying Index (if any) that consists of mortgage-pass through securities. Each of the iShares Core 10+ Year USD Bond ETF and iShares Core U.S. Aggregate Bond ETF have adopted an additional non-fundamental policy under which the iShares Core 10+ Year USD Bond ETF and iShares Core U.S. Aggregate Bond ETF, under normal circumstances, will invest, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of U.S. issuers. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Each Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.
Each Fund may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 332 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).
Mark Wiedman[2] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).
John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).
Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Eilleen M. Clavere (63)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).
Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).
Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Ira P. Shapiro (52)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock,

Inc. and BlackRock, Inc.’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock, Inc.'s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock, Inc.'s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, Inc., including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Mark Wiedman has been a Trustee of the Trust since 2013. Mr. Wiedman has served as a Director of iShares, Inc. since 2013 and a Trustee of iShares U.S. ETF Trust since 2013. Mr. Wiedman served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2013 to 2015. Mr. Wiedman is the Global Head and Managing Director of iShares. In addition, he is a member of BlackRock, Inc.'s Global Executive Committee and Global Operating Committee. Prior to assuming his current responsibilities in 2011, Mr. Wiedman was the head of Corporate Strategy for BlackRock, Inc. Mr. Wiedman joined BlackRock, Inc. in 2004 to help start the advisory business, which evolved into the Financial Markets Advisory Group in BlackRock Solutions. This group advises financial institutions and governments on managing their capital markets exposures and businesses. Prior to BlackRock, Inc., he served as senior advisor and chief of staff for the Under Secretary for Domestic Finance at the U.S. Department of the Treasury and also was a management consultant at McKinsey & Co., advising financial institutions in the United States, Europe, and Japan. He has taught as an adjunct associate professor of law at Fordham University in New York and Renmin University in Beijing. Mr. Wiedman serves on the board of PennyMac Financial Services, Inc., a publicly-traded U.S. mortgage banking and investment management firm started in 2008, with BlackRock, Inc. as a sponsor. Mr. Wiedman earned an AB degree, Phi Beta Kappa, magna cum laude, in social studies from Harvard College in 1992 and a JD degree from Yale Law School in 1996.
Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (“DTCC”), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003-2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. Since 2012, Mr. Martinez has served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert currently serves on one mutual fund board and has previously served on two other mutual fund boards. She is currently serving as Trustee of the Forward Funds, since 2009, and previously as Trustee of the Pacific Select Funds from 2004 until 2005 and Trustee of the Montgomery Funds from 1992 until 2003. She was President of the Board of Catholic Charities CYO, the largest social services agency in the Bay Area, from 2007 until 2011 and member of that board from 1992 until 2013. She was past Chair from 1994 until 2005, and member since 1992, of the Investment Council of the Archdiocese of San Francisco. She currently serves as Trustee of WNET, New York’s public media station, since 2011. She worked from 1973-1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006 and a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. Mr. Hurty served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed-Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed-Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed-Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.

Jane D. Carlin has been a Trustee of the Trust since 2015. Ms. Carlin has served as a Director of iShares, Inc. since 2015 and a Trustee of iShares U.S. ETF Trust since 2015. Ms. Carlin served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as an Independent Director on the Board of PHH Corporation since 2012. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Committees of the Board of Trustees.  Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended February 28, 2015.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met five times during the fiscal year ended February 28, 2015.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Madhav V. Rajan. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended February 28, 2015.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and John E. Kerrigan, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met six times during the fiscal year ended February 28, 2015.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended February 28, 2015.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Jane D. Carlin and Charles A. Hurty, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended February 28, 2015.
As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2014, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Mark Wiedman	iShares Core MSCI EAFE ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	$50,001-$100,000

Robert H. Silver	iShares Core High Dividend ETF	Over $100,000	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Global Energy ETF	Over $100,000
	iShares Global Tech ETF	$50,001-$100,000
	iShares iBonds Sep 2015 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2016 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2017 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2018 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares International Developed Real Estate ETF	$1-$10,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares MSCI ACWI ex U.S. ETF	$1-$10,000
	iShares MSCI China ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares MSCI EMU ETF	Over $100,000
	iShares MSCI Frontier 100 ETF	Over $100,000
	iShares Nasdaq Biotechnology ETF	$50,001-$100,000
	iShares National AMT-Free Muni Bond ETF	Over $100,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
	iShares S&P 100 ETF	$50,001-$100,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$50,001-$100,000
	iShares U.S. Preferred Stock ETF	Over $100,000
	iShares U.S. Regional Banks ETF	Over $100,000
	iShares U.S. Technology ETF	Over $100,000

John E. Martinez	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$10,001-$50,000

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P Total U.S. Stock Market ETF	$10,001-$50,000
	iShares Core U.S. Growth ETF	$10,001-$50,000
	iShares Core U.S. Value ETF	$10,001-$50,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000

Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core High Dividend ETF	$10,001-$50,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Healthcare ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares MSCI USA Value Factor ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Select Dividend ETF	$1-$10,000
	iShares U.S. Basic Materials ETF	$10,001-$50,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$50,001-$100,000

John E. Kerrigan	iShares MSCI ACWI ETF	$10,001-$50,000	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Madhav V. Rajan	iShares Core Dividend Growth ETF	Over $100,000	Over $100,000
	iShares Core High Dividend ETF	Over $100,000

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

Jane D. Carlin[1]	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Global Tech ETF	$50,001-$100,000

[1]	Appointed to serve as an Independent Trustee effective February 3, 2015.
As of December 31, 2014, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $300,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board's policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,772 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries). Additionally, any Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from each Fund for the fiscal year ended February 28, 2015 and the aggregate compensation paid to them by the Exchange-Traded Fund Complex for the calendar year ended December 31, 2014.
Name of Trustee	iShares 1-3 Year Credit Bond ETF	iShares 1-3 Year Treasury Bond ETF	iShares 3-7 Year Treasury Bond ETF	iShares 7-10 Year Treasury Bond ETF
Independent Trustee:[1]

Robert H. Silver	$ 4,918	$ 3,601	$ 2,317	$ 3,385
George G.C. Parker[2]	4,215	3,087	1,986	2,901
John E. Martinez	4,426	3,241	2,085	3,046
Cecilia H. Herbert	4,637	3,395	2,185	3,191
Charles A. Hurty	4,777	3,498	2,251	3,288
John E. Kerrigan	4,426	3,241	2,085	3,046
Madhav V. Rajan	4,426	3,241	2,085	3,046

Name of Trustee	iShares 1-3 Year Credit Bond ETF	iShares 1-3 Year Treasury Bond ETF	iShares 3-7 Year Treasury Bond ETF	iShares 7-10 Year Treasury Bond ETF
Interested Trustee:

Robert S. Kapito	$0	$0	$0	$0
Mark Wiedman	0	0	0	0

Name of Trustee	iShares 10+ Year Credit Bond ETF	iShares 10-20 Year Treasury Bond ETF	iShares 20+ Year Treasury Bond ETF	iShares Agency Bond ETF
Independent Trustee:[1]

Robert H. Silver	$ 369	$204	$3,406	$205
George G.C. Parker[2]	316	175	2,920	175
John E. Martinez	332	183	3,066	184
Cecilia H. Herbert	348	192	3,212	193
Charles A. Hurty	358	198	3,309	199
John E. Kerrigan	332	183	3,066	184
Madhav V. Rajan	332	183	3,066	184

Interested Trustee:

Robert S. Kapito	$ 0	$ 0	$ 0	$ 0
Mark Wiedman	0	0	0	0

Name of Trustee	iShares California AMT-Free Muni Bond ETF	iShares Core 10+ Year USD Bond ETF	iShares Core U.S. Aggregate Bond ETF	iShares Core U.S. Credit Bond ETF
Independent Trustee:[1]

Robert H. Silver	$ 172	$100	$ 10,846	$438
George G.C. Parker[2]	147	86	9,296	375
John E. Martinez	155	90	9,761	394
Cecilia H. Herbert	162	94	10,226	413
Charles A. Hurty	167	97	10,536	425
John E. Kerrigan	155	90	9,761	394
Madhav V. Rajan	155	90	9,761	394

Interested Trustee:

Robert S. Kapito	$ 0	$ 0	$ 0	$ 0
Mark Wiedman	0	0	0	0

Name of Trustee	iShares Government/Credit Bond ETF	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF	iShares Intermediate Credit Bond ETF	iShares Intermediate Government/Credit Bond ETF
Independent Trustee:[1]

Robert H. Silver	$ 109	$ 8,011	$ 9,832	$2,888	$ 743
George G.C. Parker[2]	93	6,867	8,427	2,476	637
John E. Martinez	98	7,210	8,848	2,599	669
Cecilia H. Herbert	102	7,553	9,270	2,723	701
Charles A. Hurty	105	7,782	9,551	2,806	722

Name of Trustee	iShares Government/Credit Bond ETF	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF	iShares Intermediate Credit Bond ETF	iShares Intermediate Government/Credit Bond ETF
John E. Kerrigan	98	7,210	8,848	2,599	669
Madhav V. Rajan	98	7,210	8,848	2,599	669

Interested Trustee:

Robert S. Kapito	$ 0	$ 0	$ 0	$ 0	$ 0
Mark Wiedman	0	0	0	0	0

Name of Trustee	iShares MBS ETF	iShares National AMT-Free Muni Bond ETF	iShares New York AMT-Free Muni Bond ETF	iShares Short-Term National AMT-Free Muni Bond ETF	iShares Short Treasury Bond ETF
Independent Trustee:[1]

Robert H. Silver	$ 3,076	$ 2,022	$ 75	$400	$ 2,443
George G.C. Parker[2]	2,637	1,733	64	343	2,094
John E. Martinez	2,769	1,820	68	360	2,199
Cecilia H. Herbert	2,900	1,906	71	377	2,303
Charles A. Hurty	2,988	1,964	73	389	2,373
John E. Kerrigan	2,769	1,820	68	360	2,199
Madhav V. Rajan	2,769	1,820	68	360	2,199

Interested Trustee:

Robert S. Kapito	$ 0	$ 0	$ 0	$ 0	$ 0
Mark Wiedman	0	0	0	0	0

Name of Trustee	Pension or Retirement Benefits Accrued As Part of Trust Expenses[3]	Estimated Annual Benefits Upon Retirement[3]	Total Compensation From the Funds and Fund Complex[4]
Independent Trustee:[1]

Robert H. Silver	Not Applicable	Not Applicable	$ 350,000
George G.C. Parker[2]	Not Applicable	Not Applicable	300,000
John E. Martinez	Not Applicable	Not Applicable	315,000
Cecilia H. Herbert	Not Applicable	Not Applicable	330,000
Charles A. Hurty	Not Applicable	Not Applicable	340,000
John E. Kerrigan	Not Applicable	Not Applicable	326,807
Madhav V. Rajan	Not Applicable	Not Applicable	326,772

Interested Trustee:

Robert S. Kapito	Not Applicable	Not Applicable	$ 0
Mark Wiedman	Not Applicable	Not Applicable	0

[1]	Compensation is not shown for Jane D. Carlin because she was appointed to serve as an Independent Trustee of the Trust effective February 3, 2015.
[2]	Served as an Independent Trustee through December 31, 2014.
[3]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

[4]	Includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of May 29, 2015.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of May 29, 2015, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:
Fund	Name	Percentage of Ownership
iShares 1-3 Year Credit Bond ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	11.66%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.54%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60612	6.35%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.50%
	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231	5.46%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.28%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.19%

iShares 1-3 Year Treasury Bond ETF	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	8.19%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	8.18%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.94%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	7.51%

Fund	Name	Percentage of Ownership
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	7.47%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.42%
	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231	7.23%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.12%

iShares 3-7 Year Treasury Bond ETF	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	26.70%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	10.67%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.69%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	7.55%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.44%

iShares 7-10 Year Treasury Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	17.45%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.36%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	8.80%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	7.65%

Fund	Name	Percentage of Ownership
	UBS Financial Services Inc. 1000 Harbor Blvd. 8th Floor Weehawken, NJ 07087	6.35%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.80%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.51%

iShares 10+ Year Credit Bond ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	15.89%
	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231	10.20%
	KeyBank National Association 127 Public Square Cleveland, OH 44114	8.10%
	UBS Financial Services Inc. 1000 Harbor Blvd. 8th Floor Weehawken, NJ 07087	7.70%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	6.52%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.12%

iShares 10-20 Year Treasury Bond ETF	UBS Financial Services Inc. 1000 Harbor Blvd. 8th Floor Weehawken, NJ 07087	14.18%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	12.39%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.21%
	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231	7.27%

Fund	Name	Percentage of Ownership
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.57%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.36%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.27%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.26%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.21%

iShares 20+ Year Treasury Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	12.89%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.17%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	8.93%
	J.P. Morgan Clearing Corp One Metrotech Center North Brooklyn, NY 11201	6.07%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.16%

iShares Agency Bond ETF	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	24.18%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	21.16%
	U.S. Bank N.A. 1555 North Rivercenter Dr. Suite 302 Milwaukee, WI 53212	6.87%
	M&I Marshall & Ilsley Bank 11270 W Park Place 7th Floor Milwaukee, WI 53224	6.54%

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	6.43%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.80%

iShares California AMT-Free Muni Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	20.18%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	16.52%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	12.27%
	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231	12.08%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.99%
	UBS Financial Services Inc. 1000 Harbor Blvd. 8th Floor Weehawken, NJ 07087	6.52%

iShares Core 10+ Year USD Bond ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	38.47%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	12.85%
	J.P. Morgan Clearing Corp One Metrotech Center North Brooklyn, NY 11201	7.29%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.11%

Fund	Name	Percentage of Ownership
iShares Core U.S. Aggregate Bond ETF	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	12.87%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.72%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	7.38%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.40%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.04%

iShares Core U.S. Credit Bond ETF	E*Trade Clearing LLC Harborside Financial Center 501 Plaza 11 Jersey City, NJ 07311	14.68%
	BlackRock Institutional Trust Company, N.A. 400 Howard Street San Francisco, CA 94105	10.02%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	7.50%
	U.S. Bank N.A. 1555 North Rivercenter Dr. Suite 302 Milwaukee, WI 53212	6.73%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.41%
	RBC Capital Markets Corporation One Liberty Plaza New York, NY 10006-1446	5.15%
	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231	5.01%

iShares Government/Credit Bond ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	35.46%
	U.S. Bank N.A. 1555 North Rivercenter Dr. Suite 302 Milwaukee, WI 53212	14.59%

Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.94%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.87%

iShares iBoxx $ High Yield Corporate Bond ETF	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	12.44%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	12.07%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	7.14%
	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231	6.35%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.16%

iShares iBoxx $ Investment Grade Corporate Bond ETF	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	9.12%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	8.54%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.52%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.97%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	6.92%

Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.75%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.43%

iShares Intermediate Credit Bond ETF	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	11.64%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	8.55%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	7.73%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.55%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	5.52%

iShares Intermediate Government/Credit Bond ETF	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	35.52%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	10.30%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.32%
	KeyBank National Association 127 Public Square Cleveland, OH 44114	7.04%

iShares MBS ETF	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	36.59%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	8.86%

Fund	Name	Percentage of Ownership
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.87%

iShares National AMT-Free Muni Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.18%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	11.02%
	Penson Financial Services Inc./CDS 330 Bay Street Suite 711 Toronto, ON M5H 2S8	8.54%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.50%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.04%
	PNC Bank, National Association Institutional Service Group 8800 Tinicum Blvd. Attn: Trade Sett. Dept Philadelphia, PA 19153	6.91%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.16%
	UBS Financial Services Inc. 1000 Harbor Blvd. 8th Floor Weehawken, NJ 07087	5.53%
	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231	5.02%

iShares New York AMT-Free Muni Bond ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	17.40%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	10.65%

Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	10.07%
	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231	8.55%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.70%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.07%

iShares Short-Term National AMT-Free Muni Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	16.22%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	13.51%
	Bank of America, National Association 411 N. Akard Street 5th Floor Dallas, TX 75201	13.37%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	11.89%
	Morgan Stanley Smith Barney LLC 1300 Thames Street 6th Floor Baltimore, MD 21231	8.78%
	UBS Financial Services Inc. 1000 Harbor Blvd. 8th Floor Weehawken, NJ 07087	5.55%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.18%

iShares Short Treasury Bond ETF	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	17.24%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	8.14%

Fund	Name	Percentage of Ownership
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	7.52%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	5.92%
	FOLIO fn Investments, Inc. 8180 Greensboro Drive 8th Floor McLean, VA 22102	5.73%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by a Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the amount or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
In certain circumstances, BFA, on behalf of a Fund, may seek to buy from or sell securities to another fund or account advised by BFA or an affiliate. BFA may (but is not required to) effect purchases and sales between BFA clients or clients of affiliates (“cross trades”), including a Fund, if BFA believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BFA’s decision to engage in these transactions for a Fund. BFA may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BFA will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
A Fund may be included in investment models developed by BFA and its affiliates for use by clients and financial advisors. The price, availability and liquidity of a Fund may be impacted by purchases and redemptions of a Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or its Affiliates, or, to the extent permitted by the SEC and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their respective shareholders will be required, and no fees or other compensation payable by the Funds or their respective shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
Lending on behalf of a Fund is done by BTC pursuant to SEC exemptive relief, enabling BTC to act as securities lending agent to, and receive a share of securities lending revenues from, a Fund. BFA may also receive compensation for managing the reinvestment of the cash collateral from securities lending. There is a potential conflict of interest in that BTC as a lending agent may have an incentive to increase the amount of securities on loan or to lend riskier assets in order to generate additional revenue for BTC and its affiliates. However, BTC’s SEC exemptive relief sets forth certain conditions designed to assist in mitigating such conflicts of interest.
Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities;

economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or mark-ups/mark-downs, will generally be charged to clients and, like commissions and mark-ups/mark-downs, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right, subject to compliance with applicable law, to sell or redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.
It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for a Fund,

BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.
BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than ½ of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director of certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their respective shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
Third parties, including service providers to BFA or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BFA, and may provide an incentive to BFA to retain such third parties to provide services to a Fund.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus and this SAI, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” the BlackRock Valuation Committee (or BlackRock’s Pricing Group) seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction on the date on which the assets or liabilities are being valued and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock’s Pricing Group deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and BlackRock receiving additional revenue.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage a Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock. BlackRock will disclose any material benefits it receives as a result of such fee discounts or concessions to the Board.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to a Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
For its investment advisory services to each Fund, BFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below.

For its investment advisory services to the iShares iBoxx $ High Yield Corporate Bond ETF, BFA is entitled to receive a management fee from the iShares iBoxx $ High Yield Corporate Bond ETF corresponding to the iShares iBoxx $ High Yield Corporate Bond ETF’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the iShares iBoxx $ High Yield Corporate Bond ETF and the iShares J.P. Morgan USD Emerging Markets Bond ETF (“Combined Funds”). The aggregate management fee is calculated as follows:
Average Daily Net Assets of Combined Funds	Rate of Management Fee for the iShares iBoxx $ High Yield Corporate Bond ETF
First $19 billion	0.5000%
Greater than $19 billion – Up to $33 billion	0.4750%
Greater than $33 billion – Up to $58 billion	0.4513%
Greater than $58 billion	0.4287%
Each reduced management fee level set forth in the fee schedule above reflects a 5% reduction (rounded to the fourth decimal place) from the management fee at the prior Combined Funds asset level.
Effective July 1, 2015, for its investment advisory services to the iShares 1-3 Year Credit Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Credit Bond ETF and iShares MBS ETF, BFA is entitled to receive a management fee from each Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the iShares 1-3 Year Credit Bond ETF, iShares Cohen & Steers REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Credit Bond ETF, iShares MBS ETF, iShares Nasdaq Biotechnology ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF and iShares TIPS Bond ETF (“Combined Funds”). The aggregate management fees are calculated as follows:
Average Daily Net Assets of Combined Funds	Rate of Management Fee for the iShares MBS ETF
First $121 billion	0.2500%
Greater than $121 billion - Up to $181 billion	0.2375%
Greater than $181 billion - Up to $231 billion	0.2257%
Greater than $231 billion - Up to $281 billion	0.2144%
Greater than $281 billion	0.2037%

Average Daily Net Assets of Combined Funds	Rate of Management Fee for the iShares iBoxx $ Investment Grade Corporate Bond ETF
First $121 billion	0.1500%
Greater than $121 billion - Up to $181 billion	0.1425%
Greater than $181 billion - Up to $231 billion	0.1354%
Greater than $231 billion - Up to $281 billion	0.1287%
Greater than $281 billion	0.1222%

Average Daily Net Assets of Combined Funds	Rate of Management Fee for the iShares 1-3 Year Credit Bond ETF and iShares Intermediate Credit Bond ETF
First $121 billion	0.2000%
Greater than $121 billion - Up to $181 billion	0.1900%
Greater than $181 billion - Up to $231 billion	0.1805%
Greater than $231 billion - Up to $281 billion	0.1715%
Greater than $281 billion	0.1630%
Each reduced management fee level set forth in the fee schedules above reflects a 5% reduction (rounded to the fourth decimal place) from the management fee at the prior Combined Funds asset level.
The following table sets forth the management fees paid by each Fund to BFA for the fiscal years noted:

Fund	Management Fee	Fund Inception Date	Management Fees Paid for Fiscal Year Ended February 28, 2015	Management Fees Paid for Fiscal Year Ended February 28, 2014	Management Fees Paid for Fiscal Year Ended February 28, 2013
iShares 1-3 Year Credit Bond ETF	0.20%	01/05/07	$ 23,583,497	$22,036,885	$ 18,988,483
iShares 1-3 Year Treasury Bond ETF	0.15%	07/22/02	12,739,376	12,429,564	13,878,262
iShares 3-7 Year Treasury Bond ETF	0.15%	01/05/07	5,436,570	4,872,142	3,845,685
iShares 7-10 Year Treasury Bond ETF	0.15%	07/22/02	9,655,474	6,333,740	7,043,101
iShares 10+ Year Credit Bond ETF	0.20%	12/08/09	1,050,676	606,392	645,930
iShares 10-20 Year Treasury Bond ETF	0.15%	01/05/07	482,662	487,847	851,471
iShares 20+ Year Treasury Bond ETF	0.15%	07/22/02	7,064,918	4,736,823	4,941,645
iShares Agency Bond ETF	0.20%	11/05/08	760,826	798,790	780,778
iShares California AMT-Free Muni Bond ETF	0.25%	10/04/07	753,379	672,173	627,312
iShares Core 10+ Year USD Bond ETF[1]	0.12%	12/08/09	116,875	60,066	210,387
iShares Core U.S. Aggregate Bond ETF[2]	0.08%	09/22/03	15,491,667	11,991,345	23,742,743
iShares Core U.S. Credit Bond ETF[3]	0.15%	01/05/07	1,298,512	2,134,800	2,687,456
iShares Government/Credit Bond ETF	0.20%	01/05/07	285,736	295,984	335,223
iShares iBoxx $ High Yield Corporate Bond ETF	0.50%	04/04/07	68,211,623	75,192,652	77,393,473
iShares iBoxx $ Investment Grade Corporate Bond ETF	0.15%	07/22/02	26,975,604	28,440,517	34,761,935
iShares Intermediate Credit Bond ETF	0.20%	01/05/07	11,961,904	11,387,365	10,366,969
iShares Intermediate Government/Credit Bond ETF	0.20%	01/05/07	2,850,862	2,383,143	1,769,267
iShares MBS ETF	0.25%	03/13/07	15,359,052	14,447,791	14,275,500
iShares National AMT-Free Muni Bond ETF[4]	0.25%	09/07/07	9,064,004	8,238,927	7,920,127
iShares New York AMT-Free Muni Bond ETF	0.25%	10/04/07	369,248	333,078	287,331
iShares Short-Term National AMT-Free Muni Bond ETF	0.25%	11/05/08	2,192,196	1,738,028	1,431,670
iShares Short Treasury Bond ETF[5]	0.15%	01/05/07	4,637,463	5,496,697	3,822,152

[1]	Prior to October 17, 2012, the management fee for the iShares Core 10+ Year USD Bond ETF was 0.20%.
[2]	Prior to October 17, 2012, the management fee for the iShares Core U.S. Aggregate Bond ETF was 0.20%. For the iShares Core U.S. Aggregate Bond ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund's investments in other registered investment companies advised by BFA, or its affiliates through June 30, 2016. The contractual waiver may be terminated prior to June 30, 2016 only upon written agreement of the Trust and BFA. For the fiscal year ended February 28, 2015, BFA waived $1,999,006 of management fees.
[3]	Prior to June 12, 2014, the management fee for the iShares Core U.S. Credit Bond ETF was 0.20%.
[4]	For the iShares National AMT-Free Muni Bond ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund's investments in other series of iShares Trust and iShares, Inc. through June 30, 2016. The contractual waiver may be terminated prior to June 30, 2016 only upon written agreement of the Trust and BFA. For the fiscal years ended February 28, 2015, February 28, 2014 and February 28, 2013, BFA waived $0, $0 and $0 of management fees, respectively.
[5]	For the iShares Short Treasury Bond ETF, BFA has voluntarily agreed to waive a portion of its management fees to the extent necessary to prevent the Fund from experiencing a negative 30-day SEC yield. This voluntary waiver may be reduced or discontinued at any time without notice. For the fiscal years ended February 28, 2015, February 28, 2014 and February 28, 2013, BFA waived $2,169,866, $1,179,198 and $187,500 of its management fees, respectively.
The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Managers.   As of February 28, 2015, the individuals named as Portfolio Managers in each Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	81	$163,536,791,721
Other Pooled Investment Vehicles	9	17,349,297,192
Other Accounts	9	14,773,923,390
Accounts with Incentive-Based Fee Arrangements	0	N/A

Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	88	$170,368,390,787
Other Pooled Investment Vehicles	4	2,921,878,041
Other Accounts	7	3,829,521,131
Accounts with Incentive-Based Fee Arrangements	1	2,948,076,920
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities and other financial instruments that compose those indexes or through a representative sampling of the securities and other financial instruments that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio's or account's gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of February 28, 2015:
James Mauro
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A

James Mauro
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Other Accounts	0	N/A

Scott Radell
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	1	$2,948,076,920
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
The discussion below describes the Portfolio Managers' compensation as of February 28, 2015.
Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. James Mauro and Scott Radell are each eligible to participate in these plans.
As of February 28, 2015, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:
James Mauro
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares 1-3 Year Credit Bond ETF	X
iShares 1-3 Year Treasury Bond ETF	X
iShares 3-7 Year Treasury Bond ETF	X
iShares 7-10 Year Treasury Bond ETF	X
iShares 10+ Year Credit Bond ETF	X
iShares 10-20 Year Treasury Bond ETF	X
iShares 20+ Year Treasury Bond ETF	X
iShares Agency Bond ETF	X
iShares California AMT-Free Muni Bond ETF	X
iShares Core 10+ Year USD Bond ETF	X
iShares Core U.S. Aggregate Bond ETF	X
iShares Core U.S. Credit Bond ETF	X
iShares Government/Credit Bond ETF	X
iShares iBoxx $ High Yield Corporate Bond ETF	X
iShares iBoxx $ Investment Grade Corporate Bond ETF	X
iShares Intermediate Credit Bond ETF	X
iShares Intermediate Government/Credit Bond ETF	X
iShares MBS ETF	X
iShares National AMT-Free Muni Bond ETF	X
iShares New York AMT-Free Muni Bond ETF	X
iShares Short-Term National AMT-Free Muni Bond ETF	X
iShares Short Treasury Bond ETF	X

Scott Radell
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares 1-3 Year Credit Bond ETF	X
iShares 1-3 Year Treasury Bond ETF	X
iShares 3-7 Year Treasury Bond ETF	X
iShares 7-10 Year Treasury Bond ETF	X
iShares 10+ Year Credit Bond ETF	X
iShares 10-20 Year Treasury Bond ETF	X
iShares 20+ Year Treasury Bond ETF	X
iShares Agency Bond ETF	X
iShares California AMT-Free Muni Bond ETF	X
iShares Core 10+ Year USD Bond ETF	X

Scott Radell
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Core U.S. Aggregate Bond ETF	X
iShares Core U.S. Credit Bond ETF	X
iShares Government/Credit Bond ETF	X
iShares iBoxx $ High Yield Corporate Bond ETF			X
iShares iBoxx $ Investment Grade Corporate Bond ETF	X
iShares Intermediate Credit Bond ETF	X
iShares Intermediate Government/Credit Bond ETF	X
iShares MBS ETF	X
iShares National AMT-Free Muni Bond ETF	X
iShares New York AMT-Free Muni Bond ETF	X
iShares Short-Term National AMT-Free Muni Bond ETF	X
iShares Short Treasury Bond ETF	X
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.  State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Iron Street, Boston, MA 02210. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:

Fund	Fund Inception Date	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended February 28, 2015	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended February 28, 2014	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended February 28, 2013
iShares 1-3 Year Credit Bond ETF	01/05/07	$ 293,137	$ 295,890	$ 293,642
iShares 1-3 Year Treasury Bond ETF	07/22/02	203,897	221,069	284,528
iShares 3-7 Year Treasury Bond ETF	01/05/07	88,906	88,487	82,594
iShares 7-10 Year Treasury Bond ETF	07/22/02	154,345	113,995	145,497
iShares 10+ Year Credit Bond ETF	12/08/09	28,169	21,962	28,846
iShares 10-20 Year Treasury Bond ETF	01/05/07	8,949	11,858	22,280
iShares 20+ Year Treasury Bond ETF	07/22/02	113,581	87,441	104,113
iShares Agency Bond ETF	11/05/08	12,768	15,380	18,959
iShares California AMT-Free Muni Bond ETF	10/04/07	14,348	16,409	22,567
iShares Core 10+ Year USD Bond ETF	12/08/09	23,556	15,436	22,465
iShares Core U.S. Aggregate Bond ETF	09/22/03	522,304	409,669	491,912
iShares Core U.S. Credit Bond ETF	01/05/07	52,429	53,600	70,962
iShares Government/Credit Bond ETF	01/05/07	25,028	20,689	26,948
iShares iBoxx $ High Yield Corporate Bond ETF	04/04/07	335,774	398,334	437,056
iShares iBoxx $ Investment Grade Corporate Bond ETF	07/22/02	442,704	505,242	680,756
iShares Intermediate Credit Bond ETF	01/05/07	178,712	177,868	182,229
iShares Intermediate Government/Credit Bond ETF	01/05/07	51,322	44,455	42,360
iShares MBS ETF	03/13/07	208,928	165,675	186,003
iShares National AMT-Free Muni Bond ETF	09/07/07	113,981	111,597	124,779
iShares New York AMT-Free Muni Bond ETF	10/04/07	9,071	11,293	13,952
iShares Short-Term National AMT-Free Muni Bond ETF	11/05/08	32,000	30,004	35,641
iShares Short Treasury Bond ETF	01/05/07	77,732	98,867	80,702
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all fifty U.S. states as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
The Distributor has served as the Funds' distributor since April 1, 2012. Prior to that date, SEI Investments Distribution Co. (“SEI”), located at One Freedom Valley Drive, Oaks, PA 19456, served as the distributor to the Funds. The following table sets forth the compensation paid by BFA to SEI for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:
Fund	Fund Inception Date	Distributor Compensation Paid During Fiscal Year Ended February 28, 2015[1]	Distributor Compensation Paid During Fiscal Year Ended February 28, 2014[1]	Distributor Compensation Paid From April 1, 2012 to February 28, 2013[1]	Distributor Compensation Paid From March 1, 2012 to March 31, 2012[2]
iShares 1-3 Year Credit Bond ETF	01/05/07	$2,666	$7,888	$6,924	$887
iShares 1-3 Year Treasury Bond ETF	07/22/02	2,666	7,888	6,924	887
iShares 3-7 Year Treasury Bond ETF	01/05/07	2,666	7,888	6,924	887
iShares 7-10 Year Treasury Bond ETF	07/22/02	2,666	7,888	6,924	887
iShares 10+ Year Credit Bond ETF	12/08/09	2,666	7,888	6,924	887
iShares 10-20 Year Treasury Bond ETF	01/05/07	2,666	7,888	6,924	887
iShares 20+ Year Treasury Bond ETF	07/22/02	2,666	7,888	6,924	887
iShares Agency Bond ETF	11/05/08	2,666	7,888	6,924	887
iShares California AMT-Free Muni Bond ETF	10/04/07	2,666	7,888	6,924	887
iShares Core 10+ Year USD Bond ETF	12/08/09	2,666	7,888	6,924	887
iShares Core U.S. Aggregate Bond ETF	09/22/03	2,666	7,888	6,924	887
iShares Core U.S. Credit Bond ETF	01/05/07	2,666	7,888	6,924	887
iShares Government/Credit Bond ETF	01/05/07	2,666	7,888	6,924	887
iShares iBoxx $ High Yield Corporate Bond ETF	04/04/07	2,666	7,888	6,924	887
iShares iBoxx $ Investment Grade Corporate Bond ETF	07/22/02	2,666	7,888	6,924	887
iShares Intermediate Credit Bond ETF	01/05/07	2,666	7,888	6,924	887
iShares Intermediate Government/Credit Bond ETF	01/05/07	2,666	7,888	6,924	887
iShares MBS ETF	03/13/07	2,666	7,888	6,924	887
iShares National AMT-Free Muni Bond ETF	09/07/07	2,666	7,888	6,924	887
iShares New York AMT-Free Muni Bond ETF	10/04/07	2,666	7,888	6,924	887
iShares Short-Term National AMT-Free Muni Bond ETF	11/05/08	2,666	7,888	6,924	887
iShares Short Treasury Bond ETF	01/05/07	2,666	7,888	6,924	887

[1]	BRIL serves as the distributor to the funds effective April 1, 2012. These fees reflect payments made to SEI, acting as an agent of the Distributor.
[2]	SEI served as distributor to the Funds through March 31, 2012.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Funds and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other iShares funds over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BFA participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed Income Investments. In accordance with the Valuation Procedures, fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services, each of which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets to derive values. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying exchange-traded funds will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their net asset value.
General Valuation Information. In determining the market value of portfolio investments, a Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on a Fund’s books at their face value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
Certain types of securities, including many fixed income securities, trade infrequently and there may be no current market transactions or recent representative bids for such securities. To the extent that prices for such securities are not reflective of current market transactions or recent representative bids, a Fund will value such securities in good faith in accordance with the Valuation Procedures.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by a Fund may be traded on foreign exchanges or OTC markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of a Fund.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets for related or highly correlated assets (e.g., ADRs, GDRs or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by a Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and its affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest.
Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or its affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
With the exception of the iBoxx High Yield Corporate Bond ETF, which incurred brokerage commissions of $19 for the fiscal year ended February 28, 2014, there were no other brokerage commissions paid on behalf of each Fund for the fiscal years ended February 28, 2015, February 28, 2014 and February 28, 2013.
The following table sets forth the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended February 28, 2015:
Fund	Issuer	Market Value of Investment
iShares 1-3 Year Credit Bond ETF	J.P. Morgan Chase & Co.	$ 287,529,527
	Bank of America Corp.	261,665,404
	Citigroup, Inc.	244,929,809
	Goldman Sachs Group, Inc. (The)	217,761,828
	Morgan Stanley	157,003,458
	Royal Bank of Canada	96,816,878
	Nomura Holdings, Inc.	13,550,851
iShares 10+ Year Credit Bond ETF	Citigroup, Inc.	$ 10,768,184
	Goldman Sachs Group, Inc. (The)	10,376,834
	Bank of America Corp.	8,193,218
	J.P. Morgan Chase & Co.	7,534,026
	Morgan Stanley	6,160,198
iShares Core 10+ Year USD Bond ETF	Citigroup, Inc.	$ 1,450,579
	Goldman Sachs Group, Inc. (The)	1,341,240
	Bank of America Corp.	1,182,044
	J.P. Morgan Chase & Co.	1,044,912
	Morgan Stanley	869,749

Fund	Issuer	Market Value of Investment
iShares Core U.S. Aggregate Bond ETF	J.P. Morgan Chase & Co.	$ 126,017,268
	Bank of America Corp.	122,635,973
	Goldman Sachs Group, Inc. (The)	104,402,971
	Morgan Stanley	95,160,463
	Citigroup, Inc.	91,659,300
	Royal Bank of Canada	9,460,581
	Nomura Holdings, Inc.	5,118,887
	Barclays PLC	2,907,377
iShares Core U.S. Credit Bond ETF	Bank of America Corp.	$ 18,302,750
	J.P. Morgan Chase & Co.	16,694,088
	Morgan Stanley	14,745,760
	Goldman Sachs Group, Inc. (The)	14,177,969
	Citigroup, Inc.	13,173,250
	Royal Bank of Canada	2,452,444
	Nomura Holdings, Inc.	1,098,047
iShares Government/Credit Bond ETF	Bank of America Corp.	$ 1,919,185
	J.P. Morgan Chase & Co.	1,862,746
	Morgan Stanley	1,520,416
	Goldman Sachs Group, Inc. (The)	1,504,992
	Citigroup, Inc.	1,227,806
	Royal Bank of Canada	203,891
iShares iBoxx $ Investment Grade Corporate Bond ETF	J.P. Morgan Chase & Co.	$ 669,278,869
	Goldman Sachs Group, Inc. (The)	655,407,493
	Bank of America Corp.	638,104,187
	Morgan Stanley	601,779,860
	Citigroup, Inc.	503,442,330
	Royal Bank of Canada	40,826,692
	Nomura Holdings, Inc.	39,394,676
	Barclays PLC	31,203,877
iShares Intermediate Credit Bond ETF	Bank of America Corp.	$ 137,482,565
	J.P. Morgan Chase & Co.	125,097,841
	Morgan Stanley	107,797,316
	Goldman Sachs Group, Inc. (The)	102,760,384
	Citigroup, Inc.	81,291,018
	Royal Bank of Canada	23,034,362
	Nomura Holdings, Inc.	6,492,047
	Barclays PLC	6,230,093
iShares Intermediate Government/Credit Bond ETF	Bank of America Corp.	$ 14,824,473
	J.P. Morgan Chase & Co.	12,532,178
	Goldman Sachs Group, Inc. (The)	9,550,354
	Morgan Stanley	9,531,787
	Citigroup, Inc.	8,348,547
	Royal Bank of Canada	2,030,522
	Nomura Holdings, Inc.	973,264
	Barclays PLC	202,605
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. Certain Funds may use TBA transactions, which are expected to cause a higher portfolio turnover rate because TBA positions are rolled every month. High turnover rates may result in comparatively greater brokerage expenses. While each Fund's portfolio turnover rates are generally expected to be low, the portfolio turnover rate for that portion of each of the iShares Core U.S. Aggregate Bond ETF's and iShares MBS ETF's assets invested through TBA transactions, if any, are expected to be substantially higher because TBA positions are rolled every month. Higher turnover rates would likely result in comparatively greater transaction costs.
The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:
Fund	Fiscal Year Ended February 28, 2015	Fiscal Year Ended February 28, 2014
iShares 1-3 Year Credit Bond ETF	17%	10%
iShares 1-3 Year Treasury Bond ETF	122%	136%
iShares 3-7 Year Treasury Bond ETF	58%	57%
iShares 7-10 Year Treasury Bond ETF	142%	116%
iShares 10+ Year Credit Bond ETF	23%	12%
iShares 10-20 Year Treasury Bond ETF	9%	19%
iShares 20+ Year Treasury Bond ETF	32%	33%
iShares Agency Bond ETF	68%	106%
iShares California AMT-Free Muni Bond ETF	6%	15%
iShares Core 10+ Year USD Bond ETF	15%	8%
iShares Core U.S. Aggregate Bond ETF[1]	318%	180%
iShares Core U.S. Credit Bond ETF	10%	9%
iShares Government/Credit Bond ETF	15%	34%
iShares iBoxx $ High Yield Corporate Bond ETF	11%	11%
iShares iBoxx $ Investment Grade Corporate Bond ETF	9%	6%
iShares Intermediate Credit Bond ETF	7%	9%
iShares Intermediate Government/Credit Bond ETF	22%	30%
iShares MBS ETF[1]	936%	560%
iShares National AMT-Free Muni Bond ETF	5%	11%
iShares New York AMT-Free Muni Bond ETF	8%	7%
iShares Short-Term National AMT-Free Muni Bond ETF	23%	22%
iShares Short Treasury Bond ETF	1%	97%

[1]	Portfolio turnover rate includes TBA transactions, as described above.
Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than 255 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
Termination of the Trust or a Fund.  The Trust or a Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within DTCC and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC Board of Directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on each Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange or the bond markets close earlier than normal, a Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of March 31, 2015:
Fund	Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
iShares 1-3 Year Credit Bond ETF	100,000	$ 10,545,000
iShares 1-3 Year Treasury Bond ETF	100,000	8,486,000
iShares 3-7 Year Treasury Bond ETF	100,000	12,416,000
iShares 7-10 Year Treasury Bond ETF	100,000	10,833,000
iShares 10+ Year Credit Bond ETF	100,000	6,240,000
iShares 10-20 Year Treasury Bond ETF	100,000	13,859,000
iShares 20+ Year Treasury Bond ETF	100,000	13,065,000
iShares Agency Bond ETF	50,000	5,710,000
iShares California AMT-Free Muni Bond ETF	50,000	5,885,500

Fund	Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
iShares Core 10+ Year USD Bond ETF	50,000	3,228,000
iShares Core U.S. Aggregate Bond ETF	100,000	11,136,000
iShares Core U.S. Credit Bond ETF	100,000	11,284,000
iShares Government/Credit Bond ETF	50,000	5,772,500
iShares iBoxx $ High Yield Corporate Bond ETF	100,000	9,053,000
iShares iBoxx $ Investment Grade Corporate Bond ETF	100,000	12,157,000
iShares Intermediate Credit Bond ETF	100,000	11,056,000
iShares Intermediate Government/Credit Bond ETF	50,000	5,589,000
iShares MBS ETF	100,000	11,024,000
iShares National AMT-Free Muni Bond ETF	100,000	11,032,000
iShares New York AMT-Free Muni Bond ETF	50,000	5,577,500
iShares Short-Term National AMT-Free Muni Bond ETF	50,000	5,293,500
iShares Short Treasury Bond ETF	100,000	11,027,000
In its discretion, BFA reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of a Fund (except for the iShares MBS ETF, which is generally offered in Creation Units solely for cash), generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with a Fund’s portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing a Creation Unit.
The iShares MBS ETF’s current policy is to accept cash in substitution for the Deposit Securities it might otherwise accept as in-kind consideration for the purchase of Creation Units. The iShares MBS ETF may, at times, elect to receive Deposit Securities (i.e., the in-kind deposit of a designated portfolio of securities) and a Cash Component as consideration for the purchase of Creation Units. If the iShares MBS ETF elects to accept Deposit Securities, a purchaser's delivery of the Deposit Securities together with the Cash Component will constitute the “Fund Deposit,” which will represent the consideration for a Creation Unit of the Fund. The iShares Core U.S. Aggregate Bond ETF generally offers Creation Units partially for cash. Please see the Cash Purchase Method section below and the following discussion summarizing the Deposit Security method for further information on purchasing Creation Units of the Funds.
For the iShares 1-3 Year Credit Bond ETF, iShares 10+ Year Credit Bond ETF, iShares Agency Bond ETF, iShares California AMT-Free Muni Bond ETF, iShares Core 10+ Year USD Bond ETF, iShares Core U.S. Aggregate Bond ETF, iShares Core U.S. Credit Bond ETF, iShares Government/Credit Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares National AMT-Free Muni Bond ETF, iShares New York AMT-Free Muni Bond ETF and iShares Short-Term National AMT-Free Muni Bond ETF, to facilitate efficient management of the Funds and to enable each Fund to track its respective Underlying Index, the securities required for purchase of a Creation Unit may not be identical to the portfolio of securities a Fund will deliver upon redemption of Fund shares (“Fund Securities”). The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit of a Fund (a “Creation Basket”), will correspond pro rata, to the extent practicable, to the securities held by such Fund. Consistent with the exemptive orders granted to the Funds by the SEC, Creation Baskets will correspond generally to the price and yield performance of each Fund's Underlying Index.
BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for each Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Trust may require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security of the iShares Core U.S. Aggregate Bond ETF and iShares MBS ETF that is a TBA transaction or an interest in a mortgage pass-through security. The amount of cash contributed will be equivalent to the price of the TBA transaction or mortgage pass-through security interest listed as a Deposit Security. A transaction fee may be charged on the cash amount contributed in lieu of the TBA transaction or mortgage pass-through security.
The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of a Fund in exchange for the Fund Deposit, the Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. As noted above, Creation Units of the iShares MBS ETF currently are available only for cash purchases.
Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for a Fund (Creation Units of the iShares MBS ETF are generally offered solely for cash and Creation Units of the iShares Core U.S. Aggregate Bond ETF are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions.
Placement of Creation Orders.  Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Each Fund's deadline specified above for the submission of purchase orders is referred to as that Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with a Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant's agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds' then-effective procedures. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant.

Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares 1-3 Year Credit Bond ETF	$ 500	3.0%
iShares 1-3 Year Treasury Bond ETF	N/A	3.0%
iShares 3-7 Year Treasury Bond ETF	$ 500	3.0%
iShares 7-10 Year Treasury Bond ETF	N/A	3.0%
iShares 10+ Year Credit Bond ETF	$ 300	3.0%
iShares 10-20 Year Treasury Bond ETF	$ 500	3.0%
iShares 20+ Year Treasury Bond ETF	N/A	3.0%
iShares Agency Bond ETF	$ 100	3.0%
iShares California AMT-Free Muni Bond ETF	$ 250	3.0%
iShares Core 10+ Year USD Bond ETF	$ 300	3.0%
iShares Core U.S. Aggregate Bond ETF	$ 500	3.0%
iShares Core U.S. Credit Bond ETF	$ 500	3.0%
iShares Government/Credit Bond ETF	$ 500	3.0%
iShares iBoxx $ High Yield Corporate Bond ETF	$ 500	3.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	$ 500	3.0%
iShares Intermediate Credit Bond ETF	$ 500	3.0%
iShares Intermediate Government/Credit Bond ETF	$ 500	3.0%
iShares MBS ETF	$ 300	3.0%
iShares National AMT-Free Muni Bond ETF	$ 400	3.0%
iShares New York AMT-Free Muni Bond ETF	$ 250	3.0%
iShares Short-Term National AMT-Free Muni Bond ETF	$ 100	3.0%
iShares Short Treasury Bond ETF	$ 250	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The iShares MBS ETF generally redeems Creation Units solely for cash; however, the Fund reserves the right to distribute securities in-kind as payment for Creation Units being redeemed. The iShares Core U.S. Aggregate Bond ETF generally redeems Creation Units partially for cash. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
With respect to each Fund, BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restriction under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The iShares MBS ETF generally redeems Creation Units solely for cash. The iShares Core U.S. Aggregate Bond ETF generally redeems Creation Units partially for cash.
Cash Redemption Method.   Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified (Creation Units of the iShares MBS ETF are generally redeemed solely for cash and Creation Units of the iShares Core U.S. Aggregate Bond ETF are generally redeemed partially for cash), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares 1-3 Year Credit Bond ETF	$ 500	2.0%
iShares 1-3 Year Treasury Bond ETF	N/A	2.0%
iShares 3-7 Year Treasury Bond ETF	$ 500	2.0%
iShares 7-10 Year Treasury Bond ETF	N/A	2.0%
iShares 10+ Year Credit Bond ETF	$ 300	2.0%
iShares 10-20 Year Treasury Bond ETF	$ 500	2.0%
iShares 20+ Year Treasury Bond ETF	N/A	2.0%
iShares Agency Bond ETF	$ 100	2.0%
iShares California AMT-Free Muni Bond ETF	$ 250	2.0%
iShares Core 10+ Year USD Bond ETF	$ 300	2.0%
iShares Core U.S. Aggregate Bond ETF	$ 500	2.0%
iShares Core U.S. Credit Bond ETF	$ 500	2.0%
iShares Government/Credit Bond ETF	$ 500	2.0%
iShares iBoxx $ High Yield Corporate Bond ETF	$ 500	2.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	$ 500	2.0%
iShares Intermediate Credit Bond ETF	$ 500	2.0%
iShares Intermediate Government/Credit Bond ETF	$ 500	2.0%
iShares MBS ETF	$ 300	2.0%
iShares National AMT-Free Muni Bond ETF	$ 400	2.0%
iShares New York AMT-Free Muni Bond ETF	$ 250	2.0%
iShares Short-Term National AMT-Free Muni Bond ETF	$ 100	2.0%
iShares Short Treasury Bond ETF	$ 250	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Each Fund reserves the right to settle redemption transactions later than T+3 but by T+7 if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+3 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market.
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.
Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualification.  Each Fund intends to continue to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first. Capital loss carryforwards from taxable years beginning after 2010 are not subject to expiration, and short-term and long-term capital loss carryforwards from such taxable years may only be applied against net realized short-term and long-term capital gains, respectively.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to limitation.
The following Funds had tax basis net capital loss carryforwards as of February 28, 2015, the tax year-end for the Funds listed:
Fund	Non- Expiring[1]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
iShares 1-3 Year Credit Bond ETF	$ 373,718	—	—	—	—	$ 373,718
iShares 1-3 Year Treasury Bond ETF	104,186	—	—	—	—	104,186
iShares 3-7 Year Treasury Bond ETF	28,009,224	—	—	—	$ 1,230	28,010,454
iShares 7-10 Year Treasury Bond ETF	81,283,215	—	—	—	—	81,283,215
iShares 10+ Year Credit Bond ETF	695,160	—	—	—	—	695,160
iShares 10-20 Year Treasury Bond ETF	2,819,936	—	—	$ 58,200	55,582	2,933,718
iShares 20+ Year Treasury Bond ETF	77,419,764	$3,444,435	$ 1,159,235	9,146,794	—	91,170,228
iShares California AMT-Free Muni Bond ETF	764,407	—	—	—	—	764,407
iShares Core 10+ Year USD Bond ETF	1,101,579	—	—	—	—	1,101,579
iShares Government/Credit Bond ETF	197,364	—	—	63,109	—	260,473
iShares iBoxx $ High Yield Corporate Bond ETF	47,789,036	—	6,496,723	177,819	—	54,463,578
iShares iBoxx $ Investment Grade Corporate Bond ETF	24,593,863	—	—	—	—	24,593,863
iShares Intermediate Credit Bond ETF	937,330	—	—	—	—	937,330
iShares Intermediate Government/Credit Bond ETF	504,660	—	163,724	18,519	—	686,903
iShares National AMT-Free Muni Bond ETF	32,552,082	—	—	3,038,912	—	35,590,994
iShares New York AMT-Free Muni Bond ETF	—	—	—	121,058	—	121,058
iShares Short-Term National AMT-Free Muni Bond ETF	764,360	—	—	7,250	—	771,610
iShares Short Treasury Bond ETF	23,523	—	—	—	—	23,523

[1]	Must be utilized prior to losses subject to expiration.
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Taxation of U.S. Shareholders.  Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Married couples filing jointly with income over approximately $450,000 and unmarried individuals with income over approximately $400,000 (income thresholds adjusted annually for inflation) are subject to a 20% tax on any income in excess of those amounts that is long-term capital gain or qualified dividend income, and generally all other long-term capital gain is taxed at 15% (0% at certain income levels). In addition, the top marginal ordinary income tax rate is 39.6% for income in excess of the above thresholds.
If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. The Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryforwards offset current year realized gains. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.

A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains, plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option, by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Back-Up Withholding.  In certain cases, a Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Tax-Exempt Interest Income.  Dividends paid by the Municipal Bond Funds that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly reports such dividends as exempt-interest dividends.
So long as, at the close of each quarter of the taxable year of the iShares California AMT-Free Muni Bond ETF (the “California Fund”), at least 50% of the value of the California Fund’s total assets consists of obligations of the United States and the State of California and its political subdivisions, the interest on which is exempt from California personal income tax (“California Municipal Bonds”), exempt-interest dividends (i) paid by the California Fund in an amount not exceeding the interest received on such California Municipal Bonds during the California Fund’s taxable year, and (ii) reported by the California Fund as exempt-interest dividends (in a written notice mailed to the California Fund’s shareholders) will be treated as an item of interest excludable from income for California personal income tax purposes and corporate income tax purposes. Exempt-interest dividends paid to a corporate shareholder subject to California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Distributions derived from interest on tax-exempt obligations issued by governmental authorities in states other than California or on other obligations or investments the interest on which is not exempt from California personal income tax or corporate income tax, and distributions to shareholders derived from short-term capital gains, will be taxed as ordinary income for California personal income tax purposes, California corporate franchise tax purposes and California corporate income tax purposes. The California Fund’s long-term capital gains for federal income tax purposes that are distributed to shareholders will be taxed as long-term capital gains to individual shareholders of the California Fund for California personal income tax purposes. Present California law, however, taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder of the California Fund to purchase or carry shares of the California Fund generally will not be deductible for California personal income tax purposes or California corporate income tax purposes. It should be noted that California law deviates from the provisions of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code, relating to regulated investment companies in certain potentially material respects.
The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the California Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the California Fund’s transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.
Individual shareholders of the iShares New York AMT-Free Muni Bond ETF will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the Fund that are directly attributable to (i) interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City) or (ii) interest earned on obligations of U.S. possessions or territories that is exempt from state taxation pursuant to federal law, provided that the Fund qualifies as a RIC and satisfies the requirement that at least 50% of its assets at the close of each quarter of its taxable year constitute such obligations. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to individual shareholders as ordinary income.
Shareholders of the iShares New York AMT-Free Muni Bond ETF that are subject to New York State corporation franchise tax or New York City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their “entire net income” for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes. If a shareholder is subject to unincorporated business taxation by New York City, income and gains distributed by the Fund will be subject to such taxation except to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City). However, shareholders of the Fund will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares in the Fund. Shares of the iShares New York AMT-Free Muni Bond ETF will not be subject to property taxes imposed by New York State or City.
Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Income generally will not be deductible for New York State personal income tax purposes.
Interest income on the Fund that is distributed to its shareholders will generally not be taxable to the Fund for purposes of New York State corporation franchise tax or New York City general corporation tax.
The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and City presently in effect as they directly govern the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Income transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and City matters.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments.  Income (including, in some cases, capital gains) received by certain of the Funds from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed.
Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by a Fund. If a Fund enters into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.
Original Issue Discount.  Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in a Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund’s OID in a taxable year with respect to a bond will increase a Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in a Fund’s income with respect to the bond for the taxable year.
Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to back-up withholding at the appropriate rate.
For taxable years beginning before January 1, 2015, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.

source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Legislation has been proposed to extend the above expiration dates but no assurance can be provided that such legislation will be enacted.
A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.

Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Regulation Under the Alternative Investment Fund Managers Directive.  The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the EU (“EU Operative Provisions”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD (“AIFMD Disclosure Provisions”) if such managers market a fund to EU investors.
Where the AIFMD Disclosure Provisions relate to EU Operative Provisions that do not apply to BFA, no meaningful disclosure can be made. These EU Operative Provisions include prescriptive rules on: measuring and capping leverage in line with known European standards; the treatment of investors; the use of “depositaries”; and coverage for professional liability risks.
AIFMD imposes certain conditions on the marketing of funds, such as the Funds, to EU investors. AIFMD requires that an ‘alternative investment fund manager’ (“AIFM”) be identified to meet such conditions where such marketing is sought. For these purposes BFA, as the legal entity responsible for performing the portfolio and risk management of the Funds, shall be the AIFM.
AIFMD requires disclosure on an ongoing basis of certain information relating to the use of special arrangements, leverage, rights of reuse of collateral, guarantees granted under leverage arrangements and the use of gates, side pockets and similar liquidity management tools. Given that the Funds do not use any special arrangements or allow for collateral reuse, it is not intended that such disclosures will need to be made by the Funds. Each Fund will, however, to the extent relevant and appropriate, disclose in its annual report information on the Fund's leverage, risk profile and risk management systems employed by BFA. Each Fund will also disclose material changes, if any, to the liquidity management systems and procedures employed in respect of the Fund.
BFA intends to market the following Funds to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg:
iShares 1-3 Year Credit Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond ETF
iShares Core U.S. Aggregate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares Intermediate Credit Bond ETF
Investors’ Rights.  Each Fund relies on the services of its investment adviser and other service providers, including the distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant authorized participant agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.

By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the authorized participant agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.

Appendix A
DESCRIPTION OF FIXED-INCOME RATINGS
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by Standard & Poor’s Rating Services and Fitch.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt Obligations
There are three rating categories for short-term municipal obligations that are considered investment-grade and are designated as Municipal Investment Grade (MIG). In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard & Poor's Ratings Services
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's Rating Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor's Rating Services expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's Rating Services believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's Rating Services does not rate a particular obligation as a matter of policy.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Obligations
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's Rating Services. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's Rating Services believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
Municipal Short-Term Obligations
An S&P U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-02-0815